WRL FREEDOM PREMIER(SM)
                                VARIABLE ANNUITY


                                 Issued Through
                           WRL SERIES ANNUITY ACCOUNT
                                       By
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
PROSPECTUS
OCTOBER 8, 1999

     This prospectus gives you important information about the WRL Freedom Premier,(SM) a flexible premium variable accumulation deferred annuity contract. Please read this prospectus and the fund prospectus before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans.

     You can put your money into 24 investment choices: a fixed account and 23 subaccounts of the WRL Series Annuity Account. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are NOT guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

     The 23 portfolios we currently offer through the subaccounts under this Contract are:

                              WRL SERIES FUND, INC.

 WRL Janus Growth                           WRL Dean Asset Allocation
 WRL Janus Global                           WRL C.A.S.E. Growth
 WRL Alger Aggressive Growth                WRL GE/Scottish Equitable International Equity
 WRL VKAM Emerging Growth                   WRL GE U.S. Equity
 WRL AEGON Balanced                         WRL Goldman Sachs Growth
 WRL AEGON Bond                             WRL Goldman Sachs Small Cap
 WRL LKCM Strategic Total Return            WRL T. Rowe Price Dividend Growth
 WRL Federated Growth & Income              WRL T. Rowe Price Small Cap
 WRL J.P. Morgan Money Market               WRL Salomon All Cap
 WRL J.P. Morgan Real Estate Securities     WRL Pilgrim Baxter Mid Cap Growth
 WRL Third Avenue Value                     WRL Dreyfus Mid Cap
 WRL NWQ Value Equity

     If you would like more information about the WRL Freedom Premier,SM you can obtain a free copy of the Statement of Additional Information (SAI) dated October 8, 1999. Please call us at 1-800-851-9777 or write us at: Western Reserve, P.O. Box 9051, Clearwater, Florida 33758-9051. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. The SEC maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

PLEASE NOTE THAT THE CONTRACT AND THE FUND:      THE SECURITIES AND EXCHANGE
o  ARE NOT BANK DEPOSITS                         COMMISSION HAS NOT APPROVED OR
o  ARE NOT FEDERALLY INSURED                     DISAPPROVED THESE SECURITIES
o  ARE NOT ENDORSED BY ANY BANK OR               OR PASSED UPON THE ADEQUACY OF
   GOVERNMENT AGENCY                             THIS PROSPECTUS. ANY
o  ARE NOT GUARANTEED TO ACHIEVE                 REPRESENTATION TO THE CONTRARY
   THEIR GOAL                                    IS A CRIMINAL OFFENSE.
o  INVOLVE RISKS, INCLUDING POSSIBLE
   LOSS OF PREMIUM

TABLE OF CONTENTS
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DEFINITIONS OF SPECIAL TERMS .............................................     1

SUMMARY ..................................................................     3

ANNUITY CONTRACT FEE TABLE ...............................................     9

EXAMPLE ..................................................................    11

 1.   THE ANNUITY CONTRACT ...............................................    13
          The Contract ...................................................    13
          Other Contracts ................................................    13

 2.   ANNUITY PAYMENTS (THE INCOME PHASE) ................................    14
          Annuity Payment Options Under the Contract .....................    14
          Fixed Annuity Options ..........................................    15
          Variable Annuity Options .......................................    16
          Guaranteed Minimum Income Benefit Rider (the "Rider") ..........    17

 3.   PURCHASE ...........................................................    20
          Contract Issue Requirements ....................................    20
          Premium Payments ...............................................    20
          Initial Premium Requirements ...................................    20
          Additional Premium Payments ....................................    21
          Maximum Annual Premium Payments ................................    21
          Allocation of Premium Payments .................................    21
          Right to Cancel Period .........................................    21
          Annuity Value ..................................................    22
          Accumulation Units .............................................    22

 4.   INVESTMENT CHOICES .................................................    23
          The Separate Account ...........................................    23
          The Fixed Account ..............................................    24
          Transfers ......................................................    24
          Dollar Cost Averaging Program ..................................    25
          Asset Rebalancing Program ......................................    26
          Telephone or Fax Transactions ..................................    26
          Third Party Investment Services ................................    27

 5.   EXPENSES ...........................................................    27
          Mortality and Expense Risk Charge ..............................    27
          Administrative Charge ..........................................    28
          Guaranteed Minimum Income Benefit Rider Charge .................    28
          Separate Account Annuitization Charge ..........................    28
          Annual Contract Charge .........................................    29
          Transfer Charge ................................................    29
          Loan Processing Fee ............................................    29
          Premium Taxes ..................................................    29
          Federal, State and Local Taxes .................................    29
          Surrender Charge ...............................................    29
          Portfolio Management Fees ......................................    33
          Reduced or Waived Charges and Expenses to Employees ............    33

 6.   TAXES ...............................................................   33
          Annuity Contracts in General ....................................   33
          Qualified and Nonqualified Contracts ............................   33
          Partial and Complete Surrenders -- Nonqualified Contracts .......   34
          Multiple Contracts ..............................................   35
          Diversification and Distribution Requirements ...................   35
          Partial Surrenders -- Qualified Contracts .......................   35
          Partial Surrenders -- 403(b) Contracts ..........................   35
          Partial and Complete Surrenders .................................   36
          Taxation of Death Benefit Proceeds ..............................   36
          Annuity Payments ................................................   36
          Transfers, Assignments or Exchanges of Contracts ................   37
          Possible Tax Law Changes ........................................   37

 7.   ACCESS TO YOUR MONEY ................................................   37
          Partial and Complete Surrenders .................................   37
          Delay of Payment and Transfers ..................................   39
          Systematic Partial Surrenders ...................................   39
          Contract Loans for Qualified Contracts ..........................   40

 8.   PERFORMANCE .........................................................   41

 9.   DEATH BENEFIT .......................................................   42
          When We Pay a Death Benefit .....................................   42
          When We Do Not Pay a Death Benefit ..............................   43
          Standard Death Benefit ..........................................   44
          Compounding Minimum Death Benefit ...............................   44
          Effect of Adjusted Partial Surrender on Certain Death Benefits ..   44
          Alternate Payment Elections .....................................   45

10.   OTHER INFORMATION ...................................................   45
          Ownership .......................................................   45
          Annuitant .......................................................   45
          Beneficiary .....................................................   46
          Assignment ......................................................   46
          Western Reserve Life Assurance Co. of Ohio ......................   46
          The Separate Account ............................................   46
          Voting Rights ...................................................   47
          Distribution of the Contracts ...................................   47
          Non-Participating Contract ......................................   48
          Variations in Contract Provisions ...............................   48
          Year 2000 Readiness Disclosure ..................................   48
          IMSA ............................................................   49
          Legal Proceedings ...............................................   49
          Financial Statements ............................................   49

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ..............   50

APPENDIX A -- CONDENSED FINANCIAL INFORMATION .............................   51

APPENDIX B -- HISTORICAL PERFORMANCE DATA .................................   59

DEFINITIONS OF SPECIAL TERMS
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 accumulation       The period between the Contract date and the maturity date
 period             while the Contract is in force.
                    ------------------------------------------------------------
 accumulation       An accounting unit of measure used to calculate subaccount
 unit value         values during the accumulation period.
                    ------------------------------------------------------------
 annuitant          The person named in the application, or as subsequently
                    changed, to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.

                    ------------------------------------------------------------
 annuity value      The sum of the separate account value and the fixed account value.
                    ------------------------------------------------------------
 annuity unit       An accounting unit of measure used to calculate annuity
 value              payments from the subaccounts after the maturity date.
                    ------------------------------------------------------------
 age                The issue age is the annuitant's age on his/her birthday
                    immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same
                    meaning as "attained age" in the Contract.
                    ------------------------------------------------------------
 beneficiary(ies)   The person(s) entitled to receive the death benefit proceeds under the Contract.
                    ------------------------------------------------------------
 cash value         The annuity value less the annual Contract charge, any
                    applicable premium taxes, any surrender charge, and any
                    Guaranteed Minimum Income Benefit Rider charge.
                    ------------------------------------------------------------
 Code               The Internal Revenue Code of 1986, as amended.
                    ------------------------------------------------------------
 Contract date      The later of the date on which the initial premium payment is received and the date that the properly completed
                    application is received at Western Reserve's administrative office. It is also the date when, depending on your state of residence, we allocate your premium payment(s) either to the reallocation account or to the fixed account and the
                    subaccounts you selected on your application. We measure
                    Monthiversaries, Contract years and Contract anniversaries from the Contract date.
                    ------------------------------------------------------------
 death report day   The valuation date on which we receive proof of annuitant's death and your beneficiary's election regarding payment.
                    ------------------------------------------------------------
 fixed account      An allocation option under the Contract, other than the
                    separate account, that provides for accumulation of premium payments and options for annuity payments on a fixed basis.
                    The fixed account may not be available in all states.
                    ------------------------------------------------------------
 fixed account      During the accumulation period, a Contract's value allocated
 value              to the fixed account.
                    ------------------------------------------------------------
 fund               WRL Series Fund, Inc., an investment company which is
                    registered with the U.S. Securities and Exchange Commission.
                    We reserve the right to add other registered investment
                    companies to the Contract in the future.
                    ------------------------------------------------------------
 in force           Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.
                    ------------------------------------------------------------
 maturity date      The date on which the accumulation period ends and annuity payments begin.
                    ------------------------------------------------------------

 Monthiversary      The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the
                    Contract date, the Monthiversary is the first day of the
                    next month.
                    ------------------------------------------------------------
 NYSE               New York Stock Exchange.
                    ------------------------------------------------------------
 nonqualified       Contracts issued other than in connection with retirement
 Contracts          plans.
                    ------------------------------------------------------------
 owner              The person(s) entitled to exercise all rights under the
 (you, your)        Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.
                    ------------------------------------------------------------
 portfolio          A separate investment portfolio of the fund.
                    ------------------------------------------------------------
 premium            Amounts paid by an owner or on the owner's behalf to Western
 payments           Reserve as consideration for the benefits provided by the
                    Contract. When we use the term "premium payment" in this
                    prospectus, it has the same meaning as "net premium payment"
                    in the Contract, which means the premium payment less any
                    applicable premium taxes.
                    ------------------------------------------------------------
 qualified          Contracts issued in connection with retirement plans that
 Contracts          qualify for special federal income tax treatment under the
                    Code.
                    ------------------------------------------------------------
 reallocation       The WRL J.P. Morgan Money Market subaccount.
 account
                    ------------------------------------------------------------
 reallocation date  The date shown on the schedule page of your Contract when we reallocate all annuity value held in the reallocation
                    account to the fixed account and subaccounts you selected.
                    We place your premium in the reallocation account only if
                    your state requires us to return the full premium in the
                    event you exercise your right to cancel. In all other
                    states, the reallocation date is the Contract date.
                    ------------------------------------------------------------
 separate account   WRL Series Annuity Account, a separate account composed of subaccounts established to receive and invest premium
                    payments not allocated to the fixed account.
                    ------------------------------------------------------------
 separate account   During the accumulation period, a Contract's value in the
 value              separate account, which equals the total value in each
                    subaccount.
                    ------------------------------------------------------------
 subaccount         A subdivision of the separate account that invests
                    exclusively in the shares of a specified portfolio and
                    supports the Contracts. Subaccounts corresponding to each
                    applicable portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding
                    to each applicable portfolio will hold assets after the
                    maturity date if a variable annuity option is selected.
                    ------------------------------------------------------------
 surrender          The termination of a Contract at the option of the owner.
                    ------------------------------------------------------------
 valuation date     Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its
                    shares. Western Reserve is open for business on each day
                    that the NYSE is open.
                    ------------------------------------------------------------
 valuation period   The period of time over which we determine the change in the value of the subaccounts in order to price accumulation
                    units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m.
                    Eastern time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.
                    ------------------------------------------------------------

SUMMARY
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     THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS,
WHICH DISCUSS THE TOPICS IN MORE DETAIL. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

1. THE ANNUITY CONTRACT

     The WRL Freedom Premier(SM) is a flexible premium variable accumulation deferred annuity contract (the "Contract") offered by Western Reserve Life Assurance Co. of Ohio (Western Reserve, we, us). It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

     The Contract allows you to direct your money into any of the 23 subaccounts. Each subaccount invests exclusively in a single portfolio of the fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

     You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

     You can transfer money between any of the investment choices during the accumulation period, subject to the limit on transfers from the fixed account.

     The Contract also allows you to select a compounding minimum death benefit (see page 44) and a Guaranteed Minimum Income Benefit Rider (see page 17).

     The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the Contract's annuity payment option you choose, will determine the amount of any income payments you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

     The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time.

3. PURCHASE

     You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) under most circumstances. You can add as little as $50 at any time during the accumulation period.

4. INVESTMENT CHOICES

     You can invest your money in any of the 23 fund portfolios by directing it to the corresponding subaccount. The portfolios are described in the fund prospectus. The portfolios now available to you under the Contract are:

     [ ] WRL Janus Growth                           [ ] WRL Dean Asset Allocation
     [ ] WRL Janus Global                           [ ] WRL C.A.S.E. Growth
     [ ] WRL Alger Aggressive Growth                [ ] WRL GE/Scottish Equitable
     [ ] WRL VKAM Emerging Growth                         International Equity
     [ ] WRL AEGON Balanced                         [ ] WRL GE U.S. Equity
     [ ] WRL AEGON Bond                             [ ] WRL Goldman Sachs Growth
     [ ] WRL LKCM Strategic Total Return            [ ] WRL Goldman Sachs Small Cap
     [ ] WRL Federated Growth & Income              [ ] WRL T. Rowe Price Dividend Growth
     [ ] WRL J.P. Morgan Money Market               [ ] WRL T. Rowe Price Small Cap
     [ ] WRL J.P. Morgan Real Estate Securities     [ ] WRL Salomon All Cap
     [ ] WRL Third Avenue Value                     [ ] WRL Pilgrim Baxter Mid Cap Growth
     [ ] WRL NWQ Value Equity                       [ ] WRL Dreyfus Mid Cap

     Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

     You can also allocate your premium payments to the fixed account. The fixed account may not be available in all states.

5. EXPENSES

     We do not take any deductions from premium payments at the time you buy the Contract. You invest the full amount of each premium payment in one or more of the investment choices.

     We deduct a daily mortality and expense risk charge of 1.00% (1.25% if you select the compounding minimum death benefit) and a daily administrative charge of 0.40% each year from the money you have invested in the subaccounts.

     During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

     We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year.

     We will deduct state premium taxes, which currently range from 0% to 3.50%, if you surrender the Contract, or partially surrender its value, or if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

     If you make a partial surrender or fully surrender your Contract, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% -- 25 through 36 months; 5% -- 37 through 48 months; 4% -- 49 through 60 months; 3% -- 61 through 72 months; 2% -- 73 through 84 months; and no surrender charge -- 85 months or more.

     When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders or systematic partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge on partial surrenders up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely. We waive this charge under certain circumstances. See Expenses -- Surrender Charge for how we calculate the surrender charge waived.

     The portfolios deduct investment fees and expenses from amounts you have invested in the portfolios. These charges range from 0.46% to 1.50% annually, depending on the portfolio. See the Annuity Contract Fee Table in this prospectus and How The Fund Is Managed And Organized in the fund prospectus.

     If you select the Guaranteed Minimum Income Benefit Rider, there is an annual charge during the accumulation phase of 0.30% of the minimum annuitization value. We deduct the Rider charge from your annuity value on each Contract anniversary and on the termination date of the Rider. We will waive the Rider charge if your annuity value on any Contract anniversary exceeds the Rider charge waiver threshhold (currently 2.0) times the minimum annuitization value. If you annuitize under the Rider, we will assess a daily separate account annuitization charge at an annual rate of 2.50% of the daily net assets in the subaccounts; this charge will be reflected in your variable payments. The separate account annuitization charge is paid in place of the mortality and expense risk charge and the administrative charge.

6. TAXES

     The Contract's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may also be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified plan.

7. ACCESS TO YOUR MONEY

     You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. For qualified Contracts issued under Code
Section 403(b), certain restrictions will apply. Surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

     Partial surrenders may reduce the death benefit (and certain values under the Guaranteed Minimum Income Benefit Rider) by more than the amount surrendered.

8. PERFORMANCE

     The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

     If you are both the owner and the annuitant and you die before the income phase begins, your beneficiary will receive a death benefit.

     If you name different persons as owner and annuitant, you can affect whether the death benefit is payable and who will receive it. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

     The death benefit will be the greatest of:

     o  the annuity value of your Contract on the death report day;
     o the total premium payments you make to the Contract (less partial surrenders);
     o  the monthly step-up; or
     o  if selected, the compounding minimum death benefit.

10. OTHER INFORMATION

     RIGHT TO CANCEL PERIOD. You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). In those states, we will place your premium payment(s) in the reallocation account until the reallocation date. We determine the value of the refund as of the date we receive the returned Contract. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days or receive a different refund amount.

     WHO SHOULD PURCHASE THE CONTRACT? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

     ADDITIONAL FEATURES. This Contract has additional features that might interest you. These include the following:

     o  REDUCED MINIMUM INITIAL PREMIUM PAYMENT (FOR NONQUALIFIED
        CONTRACTS) -- You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by wire transfer.

     o SYSTEMATIC PARTIAL SURRENDERS -- You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

     o DOLLAR COST AVERAGING -- You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the WRL J.P. Morgan Money Market or WRL AEGON Bond subaccounts to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

     o ASSET REBALANCING -- We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

     o TELEPHONE OR FAX TRANSACTIONS -- You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax.

     o NURSING CARE FACILITY WAIVER -- If you are confined to a nursing care facility, you may take partial surrenders or surrender your Contract completely without paying the surrender charge, under certain circumstances.

     o MEDICALLY-RELATED SURRENDERS -- Under a terminal condition endorsement, if certain medically-related circumstances occur, we will allow you to fully or partially surrender your money without a surrender charge.

     o CONTRACT LOANS -- If you own a qualified Contract, you can take out Contract loans during the accumulation period, subject to certain restrictions.

     o GUARANTEED MINIMUM INCOME BENEFIT RIDER -- You may add this Rider for an additional charge. It assures you of a minimum level of income in the future, provided you satisfy certain conditions and annuitize under the options available in the Rider.

     o COMPOUNDING MINIMUM DEATH BENEFIT -- You may add this feature for an additional charge. You must select this feature on your application. This feature ensures that any death benefit payable on the death of the annuitant will be no less than total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after your 81st birthday.

     These features may not be available in all states and may not be suitable for your particular situation.

     Certain states place restrictions on access to the fixed account, on the death benefit calculation and on other features of the Contract. Consult your agent and the Contract for details.

11. INQUIRIES

     If you need more information, please contact us at:

         Western Reserve Life
         Annuity Department
         P.O. Box 9051
         Clearwater, FL 33758-9051
         1-800-851-9777

ANNUITY CONTRACT FEE TABLE
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                  OWNER TRANSACTION EXPENSES
-------------------------------------------------------------
Sales Load On Premium Payments ........                  None

Maximum Surrender Charge(1)(2)
   (as a % of premium payments) .......                    7%

Transfer Charge ....................... $10 After 12 Per Year

Loan Processing Fee(3) ................          $30 Per Loan

Guaranteed Minimum Income
   Benefit Rider Charge during the
   accumulation period (optional)(4)...                 0.30%
=============================================================

ANNUAL CONTRACT CHARGE(2)(6) .......... $30 Per Contract Year


               SEPARATE ACCOUNT ANNUAL EXPENSES
     (AS A PERCENTAGE OF AVERAGE SEPARATE ACCOUNT VALUE
               DURING THE ACCUMULATION PERIOD)
-------------------------------------------------------------
UNDER STANDARD DEATH BENEFIT:

Mortality and Expense Risk Charge(5) .................. 1.00%
Administrative Charge(5) .............................. 0.40%
                                                        ----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES ................ 1.40%

WITH COMPOUNDING MINIMUM DEATH BENEFIT ADDED:

Mortality and Expense Risk Charge(5) .................. 1.25%
Administrative Charge(5) .............................. 0.40%
                                                        ----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES ................ 1.65%

--------------------------------------------------------------------------------
                         PORTFOLIO ANNUAL EXPENSES(7)
   (as a percentage of average net assets and after expense reimbursements)

                                                                                TOTAL PORTFOLIO
                                                  MANAGEMENT                        ANNUAL
  PORTFOLIO                                          FEES      OTHER EXPENSES      EXPENSES
  ---------                                          ----      --------------      --------
 WRL SERIES FUND, INC.(8)(9)
 WRL Janus Growth(10)                                0.78%          0.05%             0.83%
 WRL Janus Global(11)                                0.80%          0.15%             0.95%
 WRL Alger Aggressive Growth                         0.80%          0.11%             0.91%
 WRL VKAM Emerging Growth                            0.80%          0.09%             0.89%
 WRL AEGON Balanced                                  0.80%          0.11%             0.91%
 WRL AEGON Bond                                      0.45%          0.09%             0.54%
 WRL LKCM Strategic Total Return                     0.80%          0.06%             0.86%
 WRL Federated Growth & Income                       0.75%          0.15%             0.90%
 WRL J.P. Morgan Money Market                        0.40%          0.06%             0.46%
 WRL J.P. Morgan Real Estate Securities(12)          0.80%          0.20%             1.00%
 WRL Third Avenue Value                              0.80%          0.20%             1.00%
 WRL NWQ Value Equity                                0.80%          0.09%             0.89%
 WRL Dean Asset Allocation                           0.80%          0.06%             0.86%
 WRL C.A.S.E. Growth                                 0.80%          0.20%             1.00%
 WRL GE/Scottish Equitable International Equity      1.00%          0.50%             1.50%
 WRL GE U.S. Equity                                  0.80%          0.25%             1.05%
 WRL Goldman Sachs Growth(13)                        0.90%          0.10%             1.00%
 WRL Goldman Sachs Small Cap(13)                     0.90%          0.10%             1.00%
 WRL T. Rowe Price Dividend Growth(13)               0.90%          0.10%             1.00%
 WRL T. Rowe Price Small Cap(13)                     0.75%          0.25%             1.00%
 WRL Salomon All Cap(13)                             0.90%          0.10%             1.00%
 WRL Pilgrim Baxter Mid Cap Growth(13)               0.90%          0.10%             1.00%
 WRL Dreyfus Mid Cap(13)                             0.85%          0.15%             1.00%

 (1) The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

 (2) We may reduce or waive the surrender charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

 (3) Loans are available for qualified Contracts only.

 (4) This Rider is optional. You may add this Rider when we issue the Contract, or within each 30-day period following each Contract anniversary. If you add it, we will impose during the accumulation period an annual Rider charge equal to 0.30% of the minimum annuitization value on each Contract anniversary and on the termination date of the Rider (which includes upgrades of the minimum annuitization value and Contract surrender). We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but the charge will never exceed 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any Contract anniversary exceeds the Rider charge threshold (currently 2.0) times the minimum annuitization value, we will waive the Rider charge otherwise payable on that Contract anniversary.

     If you later choose to annuitize under this Rider, we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts in place of the mortality and expense risk and administrative charges. We may change this charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 3.50%.

 (5) These charges apply to each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply during the accumulation period. After the maturity date, we will charge a daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the Rider, then we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, in place of the mortality and expense risk and administrative charges.
 (6) We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.
 (7) The fee table information relating to the portfolios is for 1998 and was provided to Western Reserve by the fund. Western Reserve has not independently verified such information.
 (8) Effective January 1, 1997, the fund's Board authorized the fund to charge each portfolio of the fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the fund will not deduct the fee from any portfolio before April 30, 2000. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the fund prospectus for more details.
 (9) WRL Investment Management, Inc. ("WRL Management"), the investment adviser of the fund, has undertaken, until at least April 30, 2000, to pay expenses on behalf of the portfolios of the fund, to the extent normal total operating expenses of a portfolio exceed the following percentage of a portfolio's average daily net assets: 0.70% for WRL AEGON Bond and WRL J.P. Morgan Money Market; 1.00% for WRL Alger Aggressive Growth, WRL Janus Growth, WRL Janus Global, WRL VKAM Emerging Growth, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL J.P. Morgan Real Estate Securities, WRL Third Avenue Value, WRL NWQ Value Equity, WRL Dean Asset Allocation, WRL C.A.S.E. Growth, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Dreyfus Mid Cap, and WRL AEGON Balanced; 1.50% for WRL GE/Scottish Equitable International Equity; and 1.30% for WRL GE U.S. Equity. In 1998, WRL Management reimbursed WRL J.P. Morgan Real Estate Securities in the amount of $28,275, WRL Third Avenue Value in the amount of $14,229 and WRL GE/Scottish Equitable International Equity in the amount of $127,763. Without such reimbursements, the total annual expenses during 1998 for WRL J.P. Morgan Real Estate Securities, WRL Third Avenue Value and WRL GE/Scottish Equitable International Equity would have been 3.34%, 1.13%, and 1.96%, respectively. See the fund prospectus for a description of the expense limitations that apply to each portfolio of the fund.

(10) WRL Janus Growth's advisory fee reflects 0.80% of the average daily net assets for the period prior to May 1, 1998, and 0.775% of the first $3 billion of average daily net assets and 0.75% of the average daily net assets in excess of $3 billion for the period May 1, 1998 to December 31, 1998. WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.

(11) For WRL Janus Global, WRL Management will waive 0.025% of its advisory fee once portfolio average daily net assets reach $2 billion (net fee -- 0.775%.) This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.

(12) Because WRL J.P. Morgan Real Estate Securities commenced operations on May 1, 1998, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are annualized.

(13) Because WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap commenced operations on May 3, 1999, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are estimates.


     After the maturity date, we will charge a daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the Rider, then we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, in place of the mortality and expense risk and administrative charges.

EXAMPLE

     You would pay the following expenses on a $10,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $10,000 is invested in the subaccount listed.

     The expenses reflect both mortality and expense risk and administrative charges totaling 1.65% of account value (assuming that the compounding minimum death benefit has been added), the $30 annual Contract charge, plus the Guaranteed Minimum Income Benefit Rider charge of 0.30% of minimum annuitization value (MAV). In the example, the annual Contract charge of $30 and the Guaranteed Minimum Income Benefit Rider charge of 0.30% are charged at the end of every Contract year.

                                                                                         IF YOU ANNUITIZE OR REMAIN
                                                                                      INVESTED IN THE CONTRACT AT THE
                                                                                         END OF THE APPLICABLE TIME
                                               IF YOU SURRENDER THE CONTRACT              PERIOD OR IF YOU DO NOT
                                                AT THE END OF THE APPLICABLE               SURRENDER OR ANNUITIZE
  SUBACCOUNTS                                           TIME PERIOD                          UNDER THE CONTRACT
                                          -------------------------------------   -------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------   ------   -------   -------   --------
 WRL Janus Growth                         $1,013    $1,559    $2,033    $3,454     $313     $ 959     $1,633    $3,454
 WRL Janus Global                          1,025     1,595     2,092     3,568      325       995      1,692     3,568
 WRL Alger Aggressive Growth               1,021     1,583     2,073     3,530      321       983      1,673     3,530
 WRL VKAM Emerging Growth                  1,019     1,577     2,063     3,511      319       977      1,663     3,511
 WRL AEGON Balanced                        1,021     1,583     2,073     3,530      321       983      1,673     3,530
 WRL AEGON Bond                              984     1,472     1,889     3,170      284       872      1,489     3,170
 WRL LKCM Strategic Total Return           1,016     1,568     2,048     3,483      316       968      1,648     3,483
 WRL Federated Growth & Income             1,020     1,580     2,068     3,521      320       980      1,668     3,521
 WRL J.P. Morgan Money Market                976     1,448     1,849     3,091      276       848      1,449     3,091
 WRL J.P. Morgan Real Estate Securities    1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL Third Avenue Value                    1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL NWQ Value Equity                      1,019     1,577     2,063     3,511      319       977      1,663     3,511
 WRL Dean Asset Allocation                 1,016     1,568     2,048     3,483      316       968      1,648     3,483
 WRL C.A.S.E. Growth                       1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL GE/Scottish Equitable
  International Equity                     1,080     1,757     2,358     4,075      380     1,157      1,958     4,075
 WRL GE U.S. Equity                        1,035     1,624     2,141     3,663      335     1,024      1,741     3,663
 WRL Goldman Sachs Growth                  1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL Goldman Sachs Small Cap               1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL T. Rowe Price Dividend Growth         1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL T. Rowe Price Small Cap               1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL Salomon All Cap                       1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL Pilgrim Baxter Mid Cap Growth         1,030     1,610     2,117     3,616      330     1,010      1,717     3,616
 WRL Dreyfus Mid Cap                       1,030     1,610     2,117     3,616      330     1,010      1,717     3,616

* You cannot annuitize your Contract before your Contract's fifth anniversary.

     The table above will help you understand the costs of investing in the subaccounts. The table reflects the 1998 expenses of the portfolios and the subaccount fees and charges. The table does not reflect premium taxes which may range up to 3.50%, depending on the jurisdiction.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND DOES NOT REPRESENT PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

     The example above assumes that no transfer charges have been assessed. In addition, the $30 annual Contract charge is reflected as a charge of 0.30%, based on an annuity value of $10,000. The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of MAV and assuming an MAV annual growth rate of 6%.

     We have included in Appendix A a financial history of the accumulation unit values for the subaccounts that reflect the cost of the standard death benefit (total separate account annual expenses of 1.40%). We will determine separate sets of accumulation unit values that reflect the cost of the compounding minimum death benefit (total separate account annual expenses of 1.65%).

1. THE ANNUITY CONTRACT

THE CONTRACT

     This prospectus describes the WRL Freedom Premier(SM) Variable Annuity Contract offered by Western Reserve.

     An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2.) Until the maturity date, your annuity is in the accumulation period and the earnings are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

     The Contract is a flexible premium variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

     It is a "flexible premium" Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

     The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the investment performance of your investment choices for the income phase.

     The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 3% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not direct or transfer any money to the fixed account.

OTHER CONTRACTS

     We offer other variable annuity contracts which also invest in the same portfolios of the fund. These contracts may have different charges that could affect subaccount performance, and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

     You choose the date when annuity payments under the Contract start. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the Contract month following the month in which the annuitant reaches age 95. The maturity date may be earlier for qualified Contracts.

     ELECTION OF ANNUITY PAYMENT OPTION. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see page 16) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

     If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

     Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. You can change the annuitant or add a joint annuitant at any time before the maturity date, so long as we agree. If you do not choose an annuitant, we will consider you to be the annuitant.

     If you have added the Guaranteed Minimum Income Benefit Rider to your Contract and choose to annuitize under the Rider, then you must select one of the annuity payment options contained in the Rider.

     SUPPLEMENTAL CONTRACT. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

ANNUITY PAYMENT OPTIONS UNDER THE CONTRACT

     The Contract provides five annuity payment options that are described below. You may choose any annuity payment option under your Contract. You can choose to receive payments monthly, quarterly, semi-annually, or annually.

     We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

     FIXED ANNUITY INCOME PAYMENTS. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

     o    The amount of the annuity proceeds on the maturity date;
     o The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and
     o    The specific payment option you choose.

     VARIABLE ANNUITY INCOME PAYMENTS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matched the Contract's assumed investment return of 5% at all times, then the amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

     The annuity payment options are explained below. Options A, B, and C are fixed only. Options D and E are variable only.

FIXED ANNUITY OPTIONS

     PAYMENT OPTION A -- FIXED INSTALLMENTS. We will pay the annuity in equal payments over a fixed period of 5, 10, 15, or 20 years or any other fixed period acceptable to Western Reserve.

     PAYMENT OPTION B -- LIFE INCOME: FIXED PAYMENTS.

     o NO PERIOD CERTAIN -- We will make level payments only during the annuitant's lifetime; or
     o 10 OR 20 YEARS CERTAIN -- We will make level payments for the longer of the annuitant's lifetime or 10 or 20 years; or
     o GUARANTEED RETURN OF ANNUITY PROCEEDS -- We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

     PAYMENT OPTION C -- JOINT AND SURVIVOR LIFE INCOME: FIXED PAYMENTS. We will make level payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

VARIABLE ANNUITY OPTIONS

     PAYMENT OPTION D -- VARIABLE LIFE INCOME. The annuity proceeds are used to purchase annuity units of the subaccounts you select. You may choose between:

     o NO PERIOD CERTAIN -- We will make variable payments only during the annuitant's lifetime; or
     o 10 YEARS CERTAIN -- We will make variable payments for the longer of the annuitant's lifetime or 10 years.

     PAYMENT OPTION E -- VARIABLE JOINT AND SURVIVOR LIFE INCOME. We will make variable payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

     Other annuity payment options may be arranged by agreement with us.

NOTE CAREFULLY: The death benefit payable after the maturity date will be affected by the annuity option you choose.

     If:

     o you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
     o the annuitant(s) dies, for example, before the due date of the second annuity payment;

     Then:

     o we may make only one annuity payment and there will be no death benefit payable.

     If:

     o you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
     o the person receiving payments dies prior to the end of the guaranteed period;

     Then:

     o the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.

     We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The payee is responsible to keep Western Reserve informed of the payee's current address of record.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (THE "RIDER")

     The Rider assures you of a minimum level of income in the future by guaranteeing a minimum annuitization value (discussed below) after a waiting period (currently, 10 years) from the date of purchasing or upgrading the Rider. You may elect to purchase this Rider, which guarantees the total amount you will have to apply ("minimum annuitization value") to a variable annuity payment option specified in the Rider, and which guarantees a minimum dollar payment once you begin receiving payments. By electing this Rider, you are guaranteed a minimum level of income in the future based on the minimum annuitization value, while you remain invested in the subaccounts.

     To purchase the Rider, you must elect it at issue or within 30 days after any Contract anniversary. The Rider will be added to the Contract on the issue date or the Contract anniversary date. In addition, so long as the waiting period is 10 years, you must purchase the Rider as of a Contract anniversary before your 85th birthday. If we increase the length of the waiting period, you may be required to purchase the Rider on an earlier date. We will notify you of any change in the length of the waiting period within 30 days of the change.

     MINIMUM ANNUITIZATION VALUE. The minimum annuitization value is:

     o    the annuity value on the date the Rider is issued, plus

     o    any additional premiums paid after the Rider is issued, minus

     o an adjustment for any partial surrenders made after the date the Rider is issued,

     o    accumulated at the annual growth rate.

     The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, but the rate will never be less than 3% per year. Once the Rider is added to your Contract, the annual growth rate, the Rider charge, the Rider charge waiver threshold, the separate account annuitization charge and the waiting period before you can annuitize under the Rider will not change during the life of the Rider. Partial surrenders may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

     The minimum annuitization value is used to calculate the annuity payments and charges under the Rider and adjustments to partial surrenders. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. IF YOU CHOOSE TO ANNUITIZE UNDER THE RIDER, WE WILL USE YOUR MINIMUM ANNUITIZATION VALUE (LESS ANY OUTSTANDING LOAN AMOUNT AND ANY LOAN INTEREST YOU OWE) -- NOT YOUR CURRENT ANNUITY VALUE EVEN IF IT IS GREATER -- TO DETERMINE THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENTS UNDER THE RIDER. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

     ANNUITY PAYMENT OPTIONS UNDER THE RIDER. The only payment options available under the Rider are the following variable annuity options:

     o LIFE INCOME -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

     o JOINT AND FULL SURVIVOR -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

     Both before and after you annuitize under the Rider, you may transfer values from one subaccount to another. There are no limitations on subaccount transfers after you annuitize under the Rider.

     MINIMUM ANNUITIZATION VALUE UPGRADE. With a 10 year waiting period, you can elect, in writing, to upgrade the minimum annuitization value to the current annuity value within 30 days after any Contract anniversary before your 85th birthday (earlier if required by your state).

     If you elect to upgrade, the current Rider will terminate, we will assess the Rider charge, and a new rider will be issued with a new rider date, new waiting period before you can annuitize under the rider, and new guaranteed benefits and charges. The benefits and charges under the new rider may differ from the previous Rider's benefits and charges prior to upgrading.

     CONDITIONS TO ANNUITIZE UNDER THE RIDER. You can only annuitize under the Rider within 30 days after the end of the waiting period (currently the tenth Contract anniversary after you select the Rider) or on a later Contract anniversary. In the case of an upgrade of the minimum annuitization value, you can only annuitize at the end of the new rider's waiting period (currently the tenth Contract anniversary following the upgrade) or on a later Contract anniversary. We may, at our discretion, change the waiting period in the future if you choose to upgrade the minimum annuitization value, or for new issues of the Rider. You cannot, however, annuitize under the Rider after the 30-day period following the Contract anniversary after your 94th birthday (earlier if required by your state).

NOTE CAREFULLY -- You may only annuitize under the RIDER at the times indicated above.

     GUARANTEED MINIMUM INCOME BENEFIT RIDER. We guarantee that future annuity payments under the Rider to be never less than the initial variable annuity payment. See the SAI for information concerning the calculation of the initial variable annuity payment. We will also "stabilize" the payments (hold them constant) during each Contract year. During the first Contract year after you annuitize under the Rider, each payment will equal the initial payment. On each Contract anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that Contract year. The payments starting on each Contract anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the Contract anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate account annuitization charge of 2.50%, in order to increase the dollar amount of variable annuity payments. See the SAI for additional information concerning how payments are determined under the Rider.

     RIDER CHARGE. Prior to annuitization, a Rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each Contract anniversary and on the termination date of the Rider. We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

     We will waive the Rider charge on any Contract anniversary if the annuity value exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh Contract anniversary is $100,000, your minimum annuitization value is $45,000 and the Rider charge waiver threshold is 2.0, we will waive the Rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 x 2.0). We may, at our discretion, change the Rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 2.5 times the minimum annuitization value.

     SEPARATE ACCOUNT ANNUITIZATION CHARGE. If you annuitize under the Rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future, if you choose to upgrade the minimum annuitization value or for future issues of the Rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

     TERMINATION. The Rider is irrevocable. You have the option not to annuitize under the Rider but you will not receive a refund of any charges you have paid and you will not be able to use the minimum annuitization value. The Rider will terminate upon the earliest of the following:

     o    annuitization (once the guaranteed minimum payments begin);
     o the date you elect to upgrade (although a new irrevocable rider will be issued);
     o    the date your Contract terminates;
     o 30 days following the Contract anniversary after your 94th birthday (earlier if required by your state); or

     o the date you change the annuitant (although a new irrevocable rider will be issued).

     THE GUARANTEED MINIMUM INCOME BENEFIT RIDER DOES NOT ESTABLISH OR GUARANTEE ANNUITY VALUE OR GUARANTEE PERFORMANCE OF ANY SUBACCOUNT. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract's applicable annuity factors. Therefore, the Guaranteed Minimum Income Benefit Rider should be regarded as a safety net.

3. PURCHASE

CONTRACT ISSUE REQUIREMENTS

     We will issue a Contract IF:

     o   we receive information needed to issue the Contract;
     o   we receive a minimum initial premium payment; and
     o   the annuitant is age 85 or younger.

PREMIUM PAYMENTS

     You should make checks or drafts for premium payments payable only to "Western Reserve Life" and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

INITIAL PREMIUM REQUIREMENTS

     The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

     We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

     The date on which we credit your initial premium payment to your Contract is the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

     If you wish to make payments by bank wire, you should instruct your bank to wire federal funds to us. Please contact us at 1-800-851-9777 for complete wire instructions.

     We may reject any application or premium payments for any reason permitted by law.

ADDITIONAL PREMIUM PAYMENTS

     You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We will credit additional premium payments to your Contract as of the business day we receive your premium payment and required information.

MAXIMUM ANNUAL PREMIUM PAYMENTS

     We allow premium payments up to a total of $1,000,000 in any Contract year without prior approval.

ALLOCATION OF PREMIUM PAYMENTS

     When you purchase a Contract, we will allocate your premium payment to the investment choices you selected on your application, or we will place your premium payment(s) in the reallocation account until the reallocation date. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

     Unless we consent otherwise, we will restrict allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

     You may change allocations for future additional premium payments by sending written instructions or by telephone, subject to the limitations described under Telephone or Fax Transactions on page 26. The allocation change will apply to premium payments received after the date we receive the change request.

     You should review periodically how your payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

RIGHT TO CANCEL PERIOD

     You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. We determine the value of the refund as of the date we receive the returned Contract. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days or receive a different refund amount.

     If your state requires us to return your initial premium in the event you exercise your right to cancel, we will allocate the initial premium on the Contract date to the reallocation account until the reallocation date. While held in the reallocation account, your premium will be credited with gains and losses of the WRL J.P. Morgan Money Market subaccount. The premium will remain in the reallocation account for the number of days in your state's right to cancel period plus five days. Please contact your agent for details concerning the right to cancel period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all annuity value from the reallocation account to the fixed account and/or subaccounts you selected on your application.

     For states which do not require a full refund of the initial premium, the reallocation date is the same as the Contract date and we will allocate your initial premium on the Contract date to the fixed account and/or subaccounts in accordance with the instructions you gave us on your application.

ANNUITY VALUE

     You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next succeeding valuation date. A valuation date is any day the NYSE is open. Our business day closes at the close of normal trading on the NYSE, usually 4:00 p.m. Eastern time. We observe the same holidays as the NYSE.

ACCUMULATION UNITS

     We measure the value of your Contract during the accumulation period by using a unit called an accumulation unit. During the income phase, we call the unit an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge or Guaranteed Minimum Income Benefit Rider charge, we subtract accumulation units from the subaccounts using the same method.

     Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new value reflects the investment performance of the underlying portfolio and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

     We will determine separate sets of accumulation unit values that reflect the cost of the standard death benefit and the compounding minimum death benefit.

4. INVESTMENT CHOICES

THE SEPARATE ACCOUNT

     The separate account currently consists of 23 subaccounts.

     THE FUND. Each subaccount invests exclusively in one portfolio of the fund. The portfolios and their sub-adviser(s) are listed below.


----------------------------------------------------------------------------------------------
 SUB-ADVISER                                    PORTFOLIO
----------------------------------------------------------------------------------------------
 JANUS CAPITAL CORPORATION                      WRL Janus Growth
                                                WRL Janus Global
----------------------------------------------------------------------------------------------
 FRED ALGER MANAGEMENT, INC.                    WRL Alger Aggressive Growth
----------------------------------------------------------------------------------------------
 VAN KAMPEN ASSET MANAGEMENT INC.               WRL VKAM Emerging Growth
----------------------------------------------------------------------------------------------
 AEGON USA INVESTMENT MANAGEMENT, INC.          WRL AEGON Balanced
                                                WRL AEGON Bond
----------------------------------------------------------------------------------------------
 LUTHER KING CAPITAL MANAGEMENT CORPORATION     WRL LKCM Strategic Total Return
----------------------------------------------------------------------------------------------
 FEDERATED INVESTMENT COUNSELING                WRL Federated Growth & Income
----------------------------------------------------------------------------------------------
 J.P. MORGAN INVESTMENT MANAGEMENT INC.         WRL J.P. Morgan Money Market
                                                WRL J.P. Morgan Real Estate Securities
----------------------------------------------------------------------------------------------
 EQSF ADVISERS, INC.                            WRL Third Avenue Value
----------------------------------------------------------------------------------------------
 NWQ INVESTMENT MANAGEMENT COMPANY, INC.        WRL NWQ Value Equity
----------------------------------------------------------------------------------------------
 DEAN INVESTMENT ASSOCIATES                     WRL Dean Asset Allocation
----------------------------------------------------------------------------------------------
 C.A.S.E. MANAGEMENT, INC.                      WRL C.A.S.E. Growth
----------------------------------------------------------------------------------------------
 SCOTTISH EQUITABLE INVESTMENT MANAGEMENT       WRL GE/Scottish Equitable International Equity
 LIMITED AND GE INVESTMENT MANAGEMENT
 INCORPORATED
----------------------------------------------------------------------------------------------
 GE INVESTMENT MANAGEMENT INCORPORATED          WRL GE U.S. Equity
----------------------------------------------------------------------------------------------
 GOLDMAN SACHS ASSET MANAGEMENT                 WRL Goldman Sachs Growth
                                                WRL Goldman Sachs Small Cap
----------------------------------------------------------------------------------------------
 T. ROWE PRICE ASSOCIATES, INC.                 WRL T. Rowe Price Dividend Growth
                                                WRL T. Rowe Price Small Cap
----------------------------------------------------------------------------------------------
 SALOMON BROTHERS ASSET MANAGEMENT INC          WRL Salomon All Cap
----------------------------------------------------------------------------------------------
 PILGRIM BAXTER & ASSOCIATES, LTD.              WRL Pilgrim Baxter Mid Cap Growth
----------------------------------------------------------------------------------------------
 THE DREYFUS CORPORATION                        WRL Dreyfus Mid Cap
----------------------------------------------------------------------------------------------

     The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.

     THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). MORE DETAILED INFORMATION, INCLUDING AN EXPLANATION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE, MAY BE FOUND IN THE FUND'S CURRENT PROSPECTUS. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

THE FIXED ACCOUNT

     Premium payments allocated and amounts transferred to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

     We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year.

     If you select the fixed account, your money will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

     When you request a transfer or partial surrender from the fixed account, we will account for it on a first-in, first-out ("FIFO") basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may not make partial surrenders from the fixed account unless we consent.

     Unless we otherwise consent, we will restrict allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not direct or transfer any money to the fixed account.

TRANSFERS

     During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the dollar cost averaging, asset rebalancing or systematic partial surrenders program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the program. We may also limit "substantive transfers" as discussed below.

     Transfers from the fixed account are allowed only once each Contract year. The amount that may be transferred is the greater of (1) 25% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year.

     During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not transfer any of their Contract value to the fixed account.

     Transfers may be made by telephone or fax, subject to limitations described under Telephone or Fax Transactions on page 26.

     If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. Currently, there is no charge for transfers from the fixed account.

     The Contract's transfer privilege is not intended to afford owners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can potentially disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from WRL J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations, or a series of movements between portfolios. We will not limit non-substantive transfers.

     We may, at any time, no longer permit transfers, modify our procedures, or limit the number of transfers we permit. We will effect transfers from subaccounts at accumulation unit values next determined after we receive the transfer request.

DOLLAR COST AVERAGING PROGRAM

     Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount or any combination of these accounts, to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $100 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers. Transfers must be scheduled for a minimum of 6 months but no more than 24 months. There is no charge for this program. These transfers do count towards the 12 free transfers allowed during each Contract year.

     If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10(th) of the dollar amount in the fixed account on the date you start dollar cost averaging.

     By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

     If you establish dollar cost averaging from the fixed account, we may credit higher interest rates for those dollar cost averaging amounts. We call these "enhanced" fixed account interest rates, and they will apply only to those amounts dollar cost averaged from the fixed account. These enhanced interest rates will be credited monthly and will apply temporarily for varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts remaining in the dollar cost averaging fixed account may be adjusted downward, but not below the minimum guaranteed effective fixed account annual interest rate of 3%. The interest rate adjustment will not apply to any interest already credited.

     We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program, systematic partial surrenders or if you request any other transfer.

ASSET REBALANCING PROGRAM

     During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the dollar cost averaging program, if you take systematic partial surrenders, or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

     To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

     Each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

     We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

TELEPHONE OR FAX TRANSACTIONS

     You may make transfers, request partial surrenders and change the allocation of additional premium payments by telephone. Telephone partial surrenders are not allowed in the following situations:

     o   for qualified retirement accounts (except IRAs);
     o   if the amount you want to withdraw is greater than $50,000; or

     o   if the address of record has been changed within the past 10 days.

     Upon instructions from you, the registered representative/agent of record for your Contract may also make telephone transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

     You may make telephone transfers or request partial surrenders by calling our toll-free number: 1-800-851-9777. You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

     You may also fax your transfer or partial surrender request to us at 727-299-1648. We will not be responsible for transmittal problems which are not reported to us within five business days. Any reports must be accompanied by proof of the faxed transmittal.

     Telephone or fax requests must be received before 4:00 p.m. Eastern time to assure same-day pricing of the transaction. We may discontinue this option at any time.

THIRD PARTY INVESTMENT SERVICES

     Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. Such independent third parties may or may not be appointed Western Reserve agents for the sale of Contracts.

     WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF CONTRACTS. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

5. EXPENSES

     There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period.

MORTALITY AND EXPENSE RISK CHARGE

     We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples of our risks include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted from the subaccounts during the accumulation period. During the income phase, we charge a daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you annuitize under the Guaranteed Minimum Income Benefit Rider, we charge a separate account annuitization charge, currently 2.50%, not to exceed 3.50%, in place of the mortality and expense risk and administrative charges.

     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

ADMINISTRATIVE CHARGE

     We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during the accumulation period.

GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE

     Prior to annuitization, a Rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each Contract anniversary and on the termination date of the Rider (including Contract surrender). We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

     We will waive the Rider charge on any Contract anniversary if the annuity value exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh Contract anniversary is $100,000, your minimum annuitization value is $45,000 and the Rider charge waiver threshold is 2.0, we will waive the Rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 x 2.0). We may, at our discretion, change the Rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 2.5 times the minimum annuitization value.

SEPARATE ACCOUNT ANNUITIZATION CHARGE

     If you annuitize under the Rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

ANNUAL CONTRACT CHARGE

     We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

TRANSFER CHARGE

     You are allowed to make 12 free transfers per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. We deduct the charge to compensate us for the cost of processing the transfer.

LOAN PROCESSING FEE

     If you take a Contract loan, we will impose a $30 loan processing fee. You have the option either to send us a $30 check for this fee or to have us deduct the $30 from the loan amount. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Only qualified Contracts can take Contract loans.

PREMIUM TAXES

     Some states assess premium taxes on the premium payments you make. Currently, we do not deduct these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the annuity value when:

     o   you elect to begin receiving annuity payments;
     o   you surrender the Contract;
     o   you request a partial surrender; or
     o   a death benefit is paid.

     Generally, premium taxes range from 0% to 3.50%, depending on the state.

FEDERAL, STATE AND LOCAL TAXES

     We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

SURRENDER CHARGE

     During the accumulation period, you may surrender part or all of the annuity value. We impose a surrender charge to help us recover sales expenses, including broker-dealer compensation and printing, sales literature and advertising costs. We deduct this charge from your annuity value at the time you request the partial or complete surrender.


     If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7.0% of premium payments surrendered within seven years after we receive a premium payment. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

     Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.


     The following schedule shows the surrender charges that apply during the seven years following each premium payment:

--------------------------------------------------------------------------------
       NUMBER OF MONTHS SINCE                               SURRENDER
        PREMIUM PAYMENT DATE                                 CHARGE
--------------------------------------------------------------------------------
             12 or less                                        7%
--------------------------------------------------------------------------------
           13 through 24                                       7%
--------------------------------------------------------------------------------
           25 through 36                                       6%
--------------------------------------------------------------------------------
           37 through 48                                       5%
--------------------------------------------------------------------------------
           49 through 60                                       4%
--------------------------------------------------------------------------------
           61 through 72                                       3%
--------------------------------------------------------------------------------
           73 through 84                                       2%
--------------------------------------------------------------------------------
             85 or more                                        0%
--------------------------------------------------------------------------------

     Keep in mind that partial and complete surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

     There are two ways that you may make a partial surrender and we will not deduct the full surrender charge:

     1. PARTIAL SURRENDERS UP TO THE FREE AMOUNT. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. For the first partial surrender under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (A) earnings in the Contract, plus (B) 10% of premiums. For all subsequent partial surrenders, the maximum free amount you can partially surrender without a surrender charge is (A) plus (B), adjusted to reflect prior partial surrenders, according to the following formula:

(A) is equal to:

      (i) the annuity value on the date of the partial surrender; plus
     (ii) any amounts previously surrendered using the calculation in (B) below; plus

     (iii) any amounts previously surrendered that were subject to surrender charges; minus
     (iv)  the total of all premiums you have paid.

and

(B) is equal to:

       (i) 10% of the annuity value on the date of the partial surrender; minus
      (ii) any amounts you partially surrendered during the Contract year in which you requested the partial surrender using the calculation in
           (B)(i).

     For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (A) ($108,000 - $100,000 = $8,000), and $3,000 is surrender charge free under (B) ($100,000 x 10% = $10,000 maximum amount under (B)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

      (A)(i)  -- $106,000 is the annuity value on the date of the partial surrender; and is added to

      (A)(ii) -- $3,000 is the amount of the surrender that occurred in the
                 13th month surrendered under (B) of the formula (see paragraph above); plus

     (A)(iii) -- $0 are amounts previously surrendered that were subject to surrender charges; minus

     (A)(iv)  -- $100,000 is the total of all premiums paid.

     The total for (A) is: $106,000 + $3,000 + $0 - $100,000 = $9,000

AND

       (B)(i) -- $9,700 is 10% of the remaining annuity value following the determination of (A) above on the date of partial surrender [$106,000 - $9,000 = $97,000 (remaining annuity value) x 10% =
                 $9,700]; minus

      (B)(ii) -- $3,000 is the amount partially surrendered under (B)i. above during the Contract year in which the current partial surrender is requested.

     The total for (B) is: $9,700 - $3,100 = $6,700.

     The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (B) = $15,700.

     The portion of this partial surrender which is subject to a surrender charge is $20,000 - $15,700 = $4,300.

     The surrender charge is calculated to be $323.66 (7% of $4,624).

     The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

     2. SYSTEMATIC PARTIAL SURRENDERS. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without a surrender charge. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

     You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at least 30 days prior to the date systematic partial surrenders are to be discontinued. (See Systematic Partial Surrenders on p. 39.)

     NURSING CARE FACILITY WAIVER. If your Contract contains a nursing care facility waiver endorsement, we will waive the surrender charge, provided:

     o you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;
     o   your confinement began after the Contract date; and
     o you provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.

     We will waive the surrender charge under the endorsement only for partial and complete surrenders made during your confinement or within two months after your confinement ends. This endorsement is not available in all states.

     TERMINAL CONDITION WAIVER. If your Contract contains a terminal condition waiver endorsement, we will waive the surrender charge upon a complete or partial surrender, provided:

     o you (or any joint owner) provide a written statement acceptable to us and signed by a physician;

     o the written statement provides the physician's diagnosis and prognosis of your (or any joint owner's) non-correctable medical condition; and

     o the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

     We will waive all surrender charges upon receipt of a complete or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this endorsement is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your Contract, we will pay you the Contract's complete annuity value and your Contract will terminate.

PORTFOLIO MANAGEMENT FEES

     The value of the assets in each subaccount is reduced by the fees and expenses paid by the portfolios. A description of these expenses is found in the fund prospectus and in the Annuity Contract Fee Table section of this prospectus.

REDUCED OR WAIVED CHARGES AND EXPENSES TO EMPLOYEES

     We may reduce or waive the surrender charge and annual Contract charge for Contracts sold to large groups of full-time employees of the same employer, including directors, officers and full-time employees of Western Reserve or its affiliates, or other groups where sales to the group reduce our administrative expenses.

6. TAXES

     NOTE: Western Reserve has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussion assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

ANNUITY CONTRACTS IN GENERAL

     Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract -- qualified or nonqualified (discussed below).

     You will not be taxed on increases in the value of your Contract until a distribution occurs - either as a partial or complete surrender or as annuity payments.

     When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NONQUALIFIED CONTRACTS

     If you purchase the Contract under an individual retirement annuity, a 403(b) plan, 457 plan, or pension or profit sharing plan, your Contract is referred to as a qualified Contract.

     If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

     Because variable annuity contracts provide tax deferral whether purchased as a qualified Contract or nonqualified Contract, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

     A qualified Contract may be used in connection with the following plans:

     o INDIVIDUAL RETIREMENT ANNUITY (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.

     o TAX-SHELTERED ANNUITY PLAN (403(b) PLAN): A 403(b) plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the Contract on a pre-tax basis.

     o CORPORATE PENSION, PROFIT-SHARING AND H.R. 10 PLANS: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the Contract on a pre-tax basis.

     o DEFERRED COMPENSATION PLAN (457 PLAN): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the Contract.


     There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on these plans and the tax consequences associated with them in the SAI.

PARTIAL AND COMPLETE SURRENDERS -- NONQUALIFIED CONTRACTS

     If you make a partial surrender from your Contract, the Code treats that surrender as first coming from earnings and then from your premium payments. When you make a partial surrender you are taxed on the amount of the surrender that is earnings. When you make a complete surrender you are generally taxed on the amount that your surrender proceeds exceeds your premiums paid. Different rules apply for annuity payments.


     The Code also provides that surrendered earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

     o    paid on or after the taxpayer reaches age 59 1/2;

     o    paid after the taxpayer dies;
     o paid if the taxpayer becomes totally disabled (as that term is defined in the Code);
     o paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
     o    paid under an immediate annuity; or
     o    which come from premium payments made prior to August 14, 1982.

MULTIPLE CONTRACTS

     All nonqualified, deferred annuity Contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

     The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. A nonqualified Contract must meet certain distribution requirements upon an owner's death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner's life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

PARTIAL SURRENDERS -- QUALIFIED CONTRACTS

     The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts partially surrendered from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

PARTIAL SURRENDERS -- 403(B) CONTRACTS

     The Code limits partial surrenders of premium payments from certain 403(b) Contracts. Partial surrenders generally can only be made when an owner:

     o   reaches age 59 1/2;
     o   leaves his/her job;
     o   dies;
     o   becomes disabled (as that term is defined in the Code); or
     o in the case of hardship. However, in the case of hardship, the owner can only partially surrender the premium payments and not any earnings.

PARTIAL AND COMPLETE SURRENDERS

     In the case of a partial surrender, systematic partial surrender, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA or a qualified Contract under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

     Generally, in the case of a partial surrender, systematic partial surrender, or complete surrender under a nonqualified Contract before the maturity date, amounts received are first treated as taxable income to the extent that the annuity value immediately before the partial surrender, systematic partial surrender, or complete surrender exceeds the "investment in the contract" at that time. Any additional amount partially surrendered, applied to a systematic partial surrender or complete surrender is not taxable. In the event of a partial surrender or systematic partial surrender from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

     Loans and pledges or assignment of nonqualified Contracts are taxed in the same manner as partial surrenders from such Contracts.

TAXATION OF DEATH BENEFIT PROCEEDS

     We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

     o if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or
     o if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

     For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received which were not includable in gross income.

ANNUITY PAYMENTS

     Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.

     The excludable portion of each annuity payment you receive generally will be determined as follows:

     o FIXED PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

     o VARIABLE PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

     The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

     If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

     If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS

     If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Contract.

7. ACCESS TO YOUR MONEY

PARTIAL AND COMPLETE SURRENDERS

     You can have access to the money in your Contract in several ways:

     o   by making either a partial or complete surrender; or

     o   by taking annuity payments.

     If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

     o   any surrender charges;
     o   any premium taxes;
     o   any loans;
     o   the annual Contract charge; and
     o   the Guaranteed Minimum Income Benefit Rider charge, if applicable.

     No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the cash value.

     Remember that any partial surrender you make will reduce the annuity value, and might reduce the amount of the death benefit. If you selected the Guaranteed Minimum Income Benefit Rider, a partial surrender will also reduce the minimum annuitization value. See the SAI for details.

     Under some circumstances, a partial surrender will reduce the death benefit (and the minimum annuitization value if you selected the Guaranteed Minimum Income Benefit Rider) by more than the dollar amount of the partial surrender. See Section 9, Death Benefit, for more details.

     Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make.

     We must receive a properly completed surrender request which must contain your original signature. If you live in a community property state, your spouse must also sign the surrender request. We will accept fax or telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum amount you may request by fax or telephone is $50,000.

     When we incur extraordinary expenses, such as overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery.

     For your protection, we will require a signature guarantee for:

     o   all requests for partial or complete surrenders over $500,000; or
     o where the partial or complete surrender proceeds will be sent to an address other than the address of record.

     All signature guarantees must be made by:

     o   a national or state bank;
     o   a member firm of a national stock exchange; or
     o any institution that is an eligible guarantor under SEC rules and regulations.

     Notarization is not an acceptable form of signature guarantee.

     If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777.

DELAY OF PAYMENT AND TRANSFERS

     Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, or the death of the owner of a nonqualified Contract, will generally occur within seven business days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

     o the NYSE is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or
     o an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
     o   the SEC permits a delay for the protection of owners.

     In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

     Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders and loan amounts from the fixed account for up to six months.

SYSTEMATIC PARTIAL SURRENDERS

     You can elect to receive regular payments from your Contract by using systematic partial surrenders. You can partially surrender up to 10% of your cash value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the cash value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

     You may stop systematic partial surrenders at any time. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice. Systematic partial surrenders are not available if you have elected the dollar cost averaging or asset rebalancing program.

     Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

CONTRACT LOANS FOR QUALIFIED CONTRACTS

     You can take Contract loans during the accumulation period when the
Contract:

     o is used in connection with a Tax-Sheltered Annuity Plan under Section 403(b) of the Code;
     o   is purchased by a pension, profit-sharing, or other similar plan under
         Section 401(a) of the Code (including Section 401(k) plans); and
     o   has been in force for at least 10 days.

     The maximum amount you may borrow against the Contract is the lesser of:

     o   50% of the annuity value; or
     o $50,000 reduced by the highest outstanding loan balance during the one year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

     The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employment Retirement Income Security Act of 1974 ("ERISA"). Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

     The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

     On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

     If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notices, the Contract will terminate without value.

     You can repay any Contract loan in full:

     o   while the Contract is in force, and
     o   during the accumulation period.

     NOTE CAREFULLY: If you do not repay your Contract loan, we will subtract the amount of the unpaid loan balance plus interest from:

     o   the amount of any death benefit proceeds; or
     o   the amount we pay upon a partial or complete surrender; or
     o   the amount we apply on the maturity date to provide annuity payments;
         or
     o the minimum annuitization value if you selected the Guaranteed Minimum Income Benefit Rider and elect to annuitize under the Rider.

     You must pay interest on the loan at the rate of 6% per year. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

     o   in level quarterly or monthly payments over a 5-year period; or
     o over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

     An extended repayment period cannot go beyond the year you turn 70 1/2.

     If:

     o   a repayment is not received within 31 days from the original due date;

     Then:

     o a distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge, will take place.

     This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 403(b) of the Code.

     You may fax your loan request to us at 727-299-1620.

     The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve. We reserve the right to limit the number of Contract loans to one per Contract year.

     Contract loans may not be available in all states.

8. PERFORMANCE

     We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

     First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge, the Guaranteed Minimum Income Benefit Rider charge and the surrender charge. THESE FIGURES ARE BASED ON THE ACTUAL HISTORICAL PERFORMANCE OF THE SUBACCOUNTS SINCE THEIR INCEPTION.

     Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

     Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

     Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

     The fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the "Similar Sub-Advised Funds." None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Advised Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Advised Funds are not available for investment under the Contract.

     Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. DEATH BENEFIT

     We will pay a death benefit to the beneficiary, under certain circumstances, if you are both the owner and the annuitant, and you die during the accumulation period. (If you are not the annuitant, a death benefit may or may not be paid. See below.) The beneficiary may choose an annuity payment option, or may choose to receive a lump sum.

WHEN WE PAY A DEATH BENEFIT

     BEFORE THE MATURITY DATE. We will pay a death benefit to your beneficiary
IF:

     o   you are both the annuitant and the owner of the Contract; and
     o   you die before the maturity date.

     If the only beneficiary is your surviving spouse, then he or she may elect to continue the Contract as the new annuitant and owner, instead of receiving the death benefit.

     Distribution requirements apply to the annuity value upon the death of any owner or annuitant. These restrictions are detailed in the SAI.

     AFTER THE MATURITY DATE. The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Options and Variable Annuity Options on pages 15 and 16 for a description of the annuity payment options. Please note that not all payment options provide for a death benefit.

     If:

     o   you are not the annuitant; and
     o   you die on or after the maturity date; and
     o   the entire interest in the Contract has not been paid to you;

     Then:

     o any remaining value in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death.

WHEN WE DO NOT PAY A DEATH BENEFIT

     NO DEATH BENEFIT IS PAID IN THE FOLLOWING CASES:

     If:

     o   you are not the annuitant; and
     o   the annuitant dies prior to the maturity date;

     Then:

     o   you will become the new annuitant and the Contract will continue.

     If:

     o   you are not the annuitant; and
     o   you die prior to the maturity date;

     Then:

     o if there is a surviving joint owner, then that person becomes the new owner. The new owner generally must surrender the Contract for the annuity value within five years of your death.

     NOTE CAREFULLY: If the owner does not name a successor owner, the owner's estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless we receive written notice of the trust as a successor owner signed prior to the owner's death, that trust may not exercise ownership rights to the Contract. It may be necessary to open a probate estate in order to exercise ownership rights to the Contract if no successor owner is named in a written notice received by us.

STANDARD DEATH BENEFIT

     Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. If the annuitant dies during the accumulation period, the standard death benefit will be the greatest of:

     o   ANNUITY VALUE -- on the death report day;
     o   RETURN OF PREMIUM -- total premium payments, less partial surrenders;
         or
     o MONTHLY STEP-UP -- on each Monthiversary before the annuitant's 81st birthday, a new "stepped-up" death benefit is determined. The stepped-up death benefit is equal to:
          o the highest annuity value on any Monthiversary before the annuitant's 81st birthday, increased for any premium payments you have made and decreased for any adjusted partial surrenders we have paid to you, following the Monthiversary on which the highest annuity value occurs.

     The standard death benefit is not payable after the maturity date.

COMPOUNDING MINIMUM DEATH BENEFIT

     On the Contract application, you may select the compounding minimum death benefit to the Contract for an additional charge. This option is not available to annuitants age 74 or older. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the Contract has been issued.

     During the accumulation period, this option provides the greater of:

     o    the standard death benefit; or
     o the compounding minimum death benefit. This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant's 81st birthday. If you select this option, then the mortality and expense risk charge will increase to 1.25%.

EFFECT OF ADJUSTED PARTIAL SURRENDER ON CERTAIN DEATH BENEFITS

     When you request a partial surrender, we will reduce certain death benefits under the Contract by an "adjusted partial surrender." Adjusted partial surrenders will reduce:

     o   the compounding minimum death benefit, if selected; and
     o   the monthly step-up death benefit.

     A partial surrender will reduce the compounding minimum death benefit, if selected, and the monthly step-up death benefit, by the amount of the partial surrender times the ratio of:

     o the amount of the compounding minimum death benefit (and/or monthly step-up death benefit) immediately before the partial surrender, to
     o    the annuity value immediately before the partial surrender.

     We have included a more detailed explanation of this adjustment in the SAI.

     If the compounding minimum death benefit or the monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total amount paid as the death benefit could be less than the total premium payments.

ALTERNATE PAYMENT ELECTIONS

     The beneficiary may elect to receive the death benefit in a lump sum payment, or (if not your surviving spouse) to receive payment:

     1. within 5 years of the date of the annuitant's death;

     2. over a specific number of years, not to exceed the beneficiary's life expectancy, with payments starting within one year of the annuitant's death; or

     3. under a life annuity payout option, with payments starting within one year of the annuitant's death.

     If the beneficiary chooses 1 or 2 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The death benefit becomes the new annuity value. If the beneficiary chooses 3 above, the Contract remains in effect, but moves into the annuity phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to 1 above. See the SAI for more details.

10. OTHER INFORMATION

OWNERSHIP

     You, as owner of the Contract, exercise all rights under the Contract. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

ANNUITANT

     The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a co-annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

BENEFICIARY

     The beneficiary is the person who receives the death benefit proceeds upon the death of the annuitant when the owner is a natural person other than the annuitant. The beneficiary will become the new owner when the owner is not the same person as the annuitant and the owner dies before the annuitant. You may change the beneficiary during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Prior to the maturity date, if no beneficiary survives the annuitant, the owner, if living, or the owner's estate will be the beneficiary. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

ASSIGNMENT

     You can also assign the Contract any time during your lifetime. Western Reserve will not be bound by the assignment until we receive written notice of the assignment. Western Reserve will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York.

THE SEPARATE ACCOUNT

     Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 23 subaccounts offered through this Contract. Western Reserve may add, delete or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

     The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or Western Reserve.

     The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

     Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (http://www.sec.gov) that contains other information regarding the separate account.

VOTING RIGHTS

     Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

DISTRIBUTION OF THE CONTRACTS

     AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly-owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc.

     The Contracts are offered to the public through broker-dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG. Western Reserve will generally pay broker-dealers sales commissions in an amount equal to 6% of premium payments. In addition, broker-dealers may receive trail commissions of 0.90% of the annuity value in each Contract year, starting with the eighth Contract year, provided the Contract has an annuity value of $5,000 or more. These commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with trail commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, Western Reserve may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker-dealers for their sale of the Contracts. The offering of the Contracts is continuous and Western Reserve does not anticipate discontinuing the offering of the Contracts. However, Western Reserve reserves the right to do so.

NON-PARTICIPATING CONTRACT

     The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

VARIATIONS IN CONTRACT PROVISIONS

     Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not direct or transfer any money to the fixed account.

YEAR 2000 READINESS DISCLOSURE

     We have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of the date of this prospectus, all of our mission-critical systems are Year 2000 compliant and ready. The Plan is continuing as scheduled, as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

     As of the date of this prospectus, we have identified and made available what we believe are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

     Our actions under the Plan are intended to reduce significantly our risk of a material business interruption based on the Year 2000 issues. Resolving the Year 2000 computer problem is complex and multifaceted. We cannot know conclusively whether a response plan is successful until the Year 2000 arrives (or an earlier date if the systems or equipment address Year 2000 data prior to the Year 2000). In spite of our efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control. See the fund prospectus for information on its preparation for Year 2000.

     This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C.
Section 1 (1998).

IMSA

     We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, AFSG or Western Reserve.

FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI. The financial statements of the separate account are not fully representative of the subaccounts listed in this prospectus, as the subaccounts that deduct a separate account annual expense of 1.65% have not yet commenced operations.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                         Definitions of Special Terms
                         The Contract -- General Provisions
                         Certain Federal Income Tax Consequences
                         Investment Experience
                         Historical Performance Data
                         Published Ratings
                         Administration
                         Records and Reports
                         Distribution of the Contracts
                         Other Products
                         Custody of Assets
                         Legal Matters
                         Independent Accountants
                         Other Information
                         Financial Statements


                Inquiries and requests for an SAI should be directed to:

                         Western Reserve Life
                         Attention: Annuity Department
                         P.O. Box 9051
                         Clearwater, Florida 33758-9051
                         1-800-851-9777

APPENDIX A
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for three variable annuity contracts issued by Western Reserve through the subaccount. The subaccount classes that deduct a separate account annual expense of 1.65% have not yet commenced operations. Therefore, there is no history of accumulation unit values for these classes of subaccounts.

--------------------------------------------------------------------------------
                           WRL JANUS GROWTH SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  12/3/92(1)-12/31/92     $10.000           $10.240                  10,000
--------------------------------------------------------------------------------
  12/31/93                $10.240           $10.500               8,326,400
--------------------------------------------------------------------------------
  12/31/94                $10.500           $ 9.493              11,839,096
--------------------------------------------------------------------------------
  12/31/95                $ 9.493           $13.771              14,387,637
--------------------------------------------------------------------------------
  12/31/96                $13.771           $16.019              19,832,582
--------------------------------------------------------------------------------
  12/31/97                $16.019           $18.568              23,272,252
--------------------------------------------------------------------------------
  12/31/98                $18.568           $30.116              27,434,976
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WRL AEGON BOND SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  12/3/92(1)-12/31/92     $10.000           $10.140                  10,000
--------------------------------------------------------------------------------
  12/31/93                $10.140           $11.330               1,524,761
--------------------------------------------------------------------------------
  12/31/94                $11.330           $10.400               1,693,632
--------------------------------------------------------------------------------
  12/31/95                $10.400           $12.613               2,598,178
--------------------------------------------------------------------------------
  12/31/96                $12.613           $12.455               3,055,305
--------------------------------------------------------------------------------
  12/31/97                $12.455           $13.407               4,801,744
--------------------------------------------------------------------------------
  12/31/98                $13.407           $14.452               6,350,826
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  12/3/92(1)-12/31/92     $10.000           $10.010                  10,000
--------------------------------------------------------------------------------
  12/31/93                $10.010           $10.110                 869,019
--------------------------------------------------------------------------------
  12/31/94                $10.110           $10.319               2,765,589
--------------------------------------------------------------------------------
  12/31/95                $10.319           $10.728               2,658,931
--------------------------------------------------------------------------------
  12/31/96                $10.728           $11.119               5,253,582
--------------------------------------------------------------------------------
  12/31/97                $11.119           $11.546               5,382,846
--------------------------------------------------------------------------------
  12/31/98                $11.546           $11.989               7,839,228
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           WRL JANUS GLOBAL SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  12/3/92(1)-12/31/92     $10.000           $10.151                  25,000
--------------------------------------------------------------------------------
  12/31/93                $10.151           $13.520               2,212,212
--------------------------------------------------------------------------------
  12/31/94                $13.520           $13.364               7,170,632
--------------------------------------------------------------------------------
  12/31/95                $13.364           $16.217               6,903,573
--------------------------------------------------------------------------------
  12/31/96                $16.217           $20.428              11,159,128
--------------------------------------------------------------------------------
  12/31/97                $20.428           $23.921              15,530,666
--------------------------------------------------------------------------------
  12/31/98                $23.921           $30.669              17,104,721
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       WRL VKAM EMERGING GROWTH SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  3/1/93(1)-12/31/93     $10.000           $12.350               2,059,530
--------------------------------------------------------------------------------
  12/31/94               $12.350           $11.286               5,547,915
--------------------------------------------------------------------------------
  12/31/95               $11.286           $16.337               6,434,051
--------------------------------------------------------------------------------
  12/31/96               $16.337           $19.152               9,376,917
--------------------------------------------------------------------------------
  12/31/97               $19.152           $22.938              11,279,603
--------------------------------------------------------------------------------
  12/31/98               $22.938           $31.063              12,278,821
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  3/1/93(1)-12/31/93     $10.000           $11.240               2,518,263
--------------------------------------------------------------------------------
  12/31/94               $11.240           $11.027               6,504,999
--------------------------------------------------------------------------------
  12/31/95               $11.027           $13.555               7,498,916
--------------------------------------------------------------------------------
  12/31/96               $13.555           $15.372              12,770,554
--------------------------------------------------------------------------------
  12/31/97               $15.372           $18.471              15,124,297
--------------------------------------------------------------------------------
  12/31/98               $18.471           $19.969              16,461,563
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  3/1/94(1)-12/31/94     $10.000           $ 9.782               1,165,716
--------------------------------------------------------------------------------
  12/31/95               $ 9.782           $13.313               4,538,244
--------------------------------------------------------------------------------
  12/31/96               $13.313           $14.500               6,954,084
--------------------------------------------------------------------------------
  12/31/97               $14.500           $17.766               9,141,315
--------------------------------------------------------------------------------
  12/31/98               $17.766           $26.048              10,807,100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WRL AEGON BALANCED SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  3/1/94(1)-12/31/94     $10.000           $ 9.339                 849,727
--------------------------------------------------------------------------------
  12/31/95               $ 9.339           $11.032               1,456,512
--------------------------------------------------------------------------------
  12/31/96               $11.032           $12.045               2,385,500
--------------------------------------------------------------------------------
  12/31/97               $12.045           $13.909               3,156,354
--------------------------------------------------------------------------------
  12/31/98               $13.909           $14.666               4,024,017
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    WRL FEDERATED GROWTH & INCOME SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  3/1/94(1)-12/31/94     $10.000           $ 9.453                 400,544
--------------------------------------------------------------------------------
  12/31/95               $ 9.453           $11.676                 863,789
--------------------------------------------------------------------------------
  12/31/96               $11.676           $12.853               1,553,811
--------------------------------------------------------------------------------
  12/31/97               $12.853           $15.799               2,315,992
--------------------------------------------------------------------------------
  12/31/98               $15.799           $16.055               3,248,069
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      WRL DEAN ASSET ALLOCATION SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  1/3/95(1)-12/31/95     $10.000           $11.843               6,104,685
--------------------------------------------------------------------------------
  12/31/96               $11.843           $13.363               9,397,631
--------------------------------------------------------------------------------
  12/31/97               $13.363           $15.363              12,633,177
--------------------------------------------------------------------------------
  12/31/98               $15.363           $16.411              14,496,370
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         WRL NWQ VALUE EQUITY SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  5/1/96(1)-12/31/96     $10.000           $11.213               2,118,820
--------------------------------------------------------------------------------
  12/31/97               $11.213           $13.827               7,035,132
--------------------------------------------------------------------------------
  12/31/98               $13.827           $12.983               7,102,945
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         WRL C.A.S.E. GROWTH SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  5/1/96(1)-12/31/96     $10.000           $10.773               1,164,233
--------------------------------------------------------------------------------
  12/31/97               $10.773           $12.220               2,618,284
--------------------------------------------------------------------------------
  12/31/98               $12.220           $12.348               3,043,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  1/2/97(1)-12/31/97     $10.000           $10.601               1,050,984
--------------------------------------------------------------------------------
  12/31/98               $10.601           $11.797               1,642,437
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          WRL GE U.S. EQUITY SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  1/2/97(1)-12/31/97     $10.000           $12.526               2,141,414
--------------------------------------------------------------------------------
  12/31/98               $12.526           $15.177               4,840,127
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        WRL THIRD AVENUE VALUE SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  1/2/98(1)-12/31/98     $10.000           $9.187                1,025,234
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                WRL J.P. MORGAN REAL ESTATE SECURITIES SUBACCOUNT
--------------------------------------------------------------------------------
                                                                 NUMBER OF
                        ACCUMULATION                           ACCUMULATION
                       UNIT VALUE AT     ACCUMULATION              UNITS
                        BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                          PERIOD         END OF PERIOD         END OF PERIOD
--------------------------------------------------------------------------------
  5/1/98(1)-12/31/98     $10.000           $8.427                 157,193
--------------------------------------------------------------------------------

(1) Commencement of operations of these subaccounts.


     Because the WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap subaccounts did not commence operations until May 3, 1999, there is no condensed financial information for these subaccounts for the year ended December 31, 1998.

APPENDIX B
HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STANDARDIZED PERFORMANCE DATA

     We may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

     WRL J.P. MORGAN MONEY MARKET SUBACCOUNT. The yield of the WRL J.P. Morgan Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 1998, the yield of the WRL J.P. Morgan Money Market subaccount was 3.54%, and the effective yield was 3.61%, assuming no surrender and selection of the standard death benefit without the Guaranteed Minimum Income Benefit Rider.

     OTHER SUBACCOUNTS. The YIELD of a subaccount of the separate account, other than the WRL J.P. Morgan Money Market subaccount, refers to the annualized income generated by an investment under a Contract in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

     The TOTAL RETURN of a subaccount assumes that an investment has been held in the subaccount for various periods of time including a period measured from the date a subaccount began operations. When a subaccount has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual compounded rates of return of investment of $10,000 in the subaccount as of the last day of each period.

     The yield and total return calculations for a subaccount are not reduced by any premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

     Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts to December 31, 1998, and for the one and five year periods ended December 31, 1998 are shown in Tables 1 and 2 below. Although the Contract did not exist during the periods shown in Tables 1 and 2, the returns of the subaccounts shown have been adjusted to reflect current subaccount charges imposed under the Contract. Total returns shown reflect deductions of 1.00% for the mortality and expense risk charge, 0.40% for the administrative charge, $30 for the annual Contract charge and the applicable surrender charge (based on an annuity value of $10,000, the annual Contract charge translates into a charge of 0.30%). Total returns shown in Table 2 reflect the standardized total returns of Table 1, adjusted to reflect 1.25% for the mortality and expense risk charge (assuming addition of the compounding minimum death benefit), 0.40% for the administrative charge, 0.30% for the Guaranteed Minimum Income Benefit Rider, and $30 for the annual Contract charge. The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of minimum annuitization value ("MAV") and assuming an MAV annual growth rate of 6%. Total returns also assume a complete surrender of the Contract at the end of the period; therefore, the surrender charge is deducted.


--------------------------------------------------------------------------------------------------------------
                                                   TABLE 1
                         STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                          (ASSUMES SURRENDER AND SELECTION OF STANDARD DEATH BENEFIT
                               WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                         (TOTAL SEPARATE ACCOUNT SELECTION OF ANNUAL EXPENSES: 1.40%)
--------------------------------------------------------------------------------------------------------------
                                                      1 YEAR         5 YEARS  INCEPTION OF THE      SUBACCOUNT
                                                       ENDED          ENDED     SUBACCOUNT TO       INCEPTION
 SUBACCOUNT                                          12/31/98       12/31/98     12/31/98***         DATE***
--------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                      54.89%         22.99%        19.63%          12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                      20.91%         17.23%        19.99%          12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                         0.50%          4.06%         5.78%          12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                    -1.85%          N/A           7.39%          03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                           39.32%          N/A          21.34%          03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                              28.12%         19.72%        21.10%          03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                        0.81%         11.47%        12.11%          03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                         -5.68%          N/A           9.49%          03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                         -3.47%          2.49%         2.48%          12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**             -22.93%          N/A         -22.93%          05/01/98
--------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                             -15.43%          N/A         -15.43%          01/02/98
--------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                                 -13.40%          N/A           8.07%          05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                             -0.48%          N/A          12.13%          01/03/95
--------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                                   -6.25%          N/A           5.95%          05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity         3.98%          N/A           5.07%          01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                    13.86%          N/A          20.13%          01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                               N/A            N/A           N/A            05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                            N/A            N/A           N/A            05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                      N/A            N/A           N/A            05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                            N/A            N/A           N/A            05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                    N/A            N/A           N/A            05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                      N/A            N/A           N/A            05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                    N/A            N/A           N/A            05/03/99
--------------------------------------------------------------------------------------------------------------

  * Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
 ** One year data has not been annualized.
*** Refers to the inception date of the subaccount with separate account annual expenses of 1.40%.

--------------------------------------------------------------------------------------------------------------
                                                   TABLE 2
                         STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                                     (ASSUMES SURRENDER AND SELECTION OF
                                    COMPOUNDING MINIMUM DEATH BENEFIT AND
                                   GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                               (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)
--------------------------------------------------------------------------------------------------------------
                                                      1 YEAR         5 YEARS  INCEPTION OF THE      SUBACCOUNT
                                                       ENDED          ENDED     SUBACCOUNT TO       INCEPTION
 SUBACCOUNT                                          12/31/98       12/31/98     12/31/98***         DATE***
--------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                     54.19%         22.52%        19.18%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                     20.29%         16.74%        19.55%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                       -0.07%          3.49%         5.24%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                   -2.42%          N/A           6.84%           03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                          38.66%          N/A          20.86%           03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                             27.49%         19.25%        20.65%           03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                       0.25%         10.96%        11.61%           03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                        -6.23%          N/A           8.96%           03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                        -4.03%          1.91%         1.90%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**            -23.44%          N/A         -23.44%           05/01/98
--------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                            -15.96%          N/A         -15.96%           01/02/98
--------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                                -13.94%          N/A           7.47%           05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                            -1.05%          N/A          11.60%           01/03/95
--------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                                  -6.80%          N/A           5.34%           05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity        3.40%          N/A           4.51%           01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                   13.26%          N/A          19.61%           01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                              N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                           N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                     N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                           N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                   N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                     N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                   N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------

  * Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
 ** One year data has not been annualized.
*** Refers to the inception date of the subaccount with separate account annual expenses of 1.40%.

NON-STANDARDIZED PERFORMANCE DATA

     In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

     We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or annuity payments.

     All non-standardized performance data will be advertised only if the standardized performance data as shown in Tables 1 and 2 is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

     Based on the method of calculation described in the SAI, the non-standardized average annual total returns for periods from inception of the subaccounts to December 31, 1998, and for the one and five year periods ended December 31, 1998 are shown in Table 3 below. Total returns shown reflect deductions of 1.00% for the mortality and expense risk charge, 0.40% for the administrative charge and $30 for the annual Contract charge (based on an annuity value of $10,000, the annual Contract charge translates into a charge of 0.30%). Total returns shown in Table 4 reflect the non-standardized total returns of Table 3 adjusted to deduct 1.25% for the mortality and expense risk charge (assuming addition of the compounding minimum death benefit), 0.40% for the administrative charge, 0.30% for the Guaranteed Minimum Income Benefit Rider, and $30 for the annual Contract charge. The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of MAV and assuming an MAV annual growth rate of 6%. The non-standardized average annual total return figures shown in Tables 3 and 4 are based on the assumption that the Contract is not surrendered, and therefore the surrender charge is not imposed.

--------------------------------------------------------------------------------------------------------------
                                                   TABLE 3
                                NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                        (ASSUMES NO SURRENDER AND SELECTION OF STANDARD DEATH BENEFIT
                               WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                               (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.40%)
--------------------------------------------------------------------------------------------------------------
                                                      1 YEAR         5 YEARS  INCEPTION OF THE      SUBACCOUNT
                                                       ENDED          ENDED     SUBACCOUNT TO       INCEPTION
 SUBACCOUNT                                          12/31/98       12/31/98     12/31/98***         DATE***
--------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                     61.89%         23.33%        19.76%            12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                     27.91%         17.65%        20.12%            12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                        7.50%          4.73%         6.02%            12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                    5.15%          N/A           8.01%            03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                          46.32%          N/A          21.73%            03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                             35.12%         20.11%        21.30%            03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                       7.81%         11.99%        12.40%            03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                         1.32%          N/A          10.07%            03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                         3.53%          3.20%         2.77%            12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**            -15.93%          N/A         -15.93%            05/01/98
--------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                             -8.43%          N/A          -8.43%            01/02/98
--------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                                 -6.40%          N/A          10.02%            05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                             6.52%          N/A          13.01%            01/03/95
--------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E Growth                                    0.75%          N/A           7.96%            05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity       10.98%          N/A           8.36%            01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                   20.86%          N/A          23.02%            01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                              N/A            N/A           N/A              05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                           N/A            N/A           N/A              05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                     N/A            N/A           N/A              05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                           N/A            N/A           N/A              05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                   N/A            N/A           N/A              05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                     N/A            N/A           N/A              05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                   N/A            N/A           N/A              05/03/99
--------------------------------------------------------------------------------------------------------------

  * Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
 ** One year data has not been annualized.
*** Refers to the inception date of the subaccount with separate account annual expenses of 1.40%.

--------------------------------------------------------------------------------------------------------------
                                                   TABLE 4
                                    NON-STANDARDIZED AVERAGE TOTAL RETURNS
                                    (ASSUMES NO SURRENDER AND SELECTION OF
                                    COMPOUNDING MINIMUM DEATH BENEFIT AND
                                   GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                               (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)
--------------------------------------------------------------------------------------------------------------
                                                      1 YEAR         5 YEARS  INCEPTION OF THE      SUBACCOUNT
                                                       ENDED          ENDED     SUBACCOUNT TO       INCEPTION
 SUBACCOUNT                                          12/31/98       12/31/98     12/31/98***         DATE***
--------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                     61.17%         22.87%        19.32%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                     27.27%         17.17%        19.68%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                        6.91%          4.17%         5.49%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                    4.57%          N/A           7.47%           03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                          45.64%          N/A          21.25%           03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                             34.47%         19.63%        20.85%           03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                       7.23%         11.48%        11.91%           03/01/93
--------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                         0.75%          N/A           9.54%           03/01/94
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                         2.95%          2.63%         2.19%           12/03/92
--------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**            -16.46%          N/A         -16.46%           05/01/98
--------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                             -8.97%          N/A          -8.97%           01/02/98
--------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                                 -6.95%          N/A           9.42%           05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                             5.94%          N/A          12.49%           01/03/95
--------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                                   0.18%          N/A           7.35%           05/01/96
--------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity       10.39%          N/A           7.81%           01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                   20.25%          N/A          22.50%           01/02/97
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                              N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                           N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                     N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                           N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                   N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                     N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                   N/A            N/A           N/A             05/03/99
--------------------------------------------------------------------------------------------------------------

  * Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
 ** One year data has not been annualized.
*** Refers to the inception date of the subaccount with separate account annual expenses of 1.40%.

     ADJUSTED HISTORICAL PERFORMANCE DATA. We may disclose historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts investing in the underlying portfolios. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time, based on the portfolio's performance. This data assumes that the subaccounts available under the Contract were in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the Contract. This data is not intended to indicate future performance.

     Based on the method of calculation described in the SAI, the adjusted historic average annual total returns for the portfolios for periods from inception of the portfolios to December 31, 1998, and for the one, five and ten year periods ended December 31, 1998 are shown in Tables 5 and 6 below. The total returns of the portfolios have been reduced by all charges currently assessed under the Contract, as if the Contract had been in existence since the inception of the portfolio. In Table 5, adjusted total returns for the portfolios reflect deductions of the 1.00% mortality and expense risk charge, the administrative charge of 0.40% and the annual Contract charge of $30. Adjusted total returns shown in Table 6 reflect deductions of 1.25% for the mortality and expense risk charge (assuming addition of the compounding minimum death benefit), 0.40% for the administrative charge, 0.30% for the Guaranteed Minimum Income Benefit Rider and $30 for the annual Contract charge (based on an annuity value of $10,000, the annual Contract charge translates into a charge of 0.30%). The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of MAV and assuming an MAV annual growth rate of 6%. Tables 5 and 6 assume a complete surrender of the Contract at the end of the period, and therefore the surrender charge is deducted. Tables 7 and 8 assumes that the Contract is not surrendered, and therefore the surrender charge is not deducted.

     The adjusted historical average annual total returns of the portfolios for periods ended
12/31/98 were as follows:

------------------------------------------------------------------------------------------------------------------
                                                     TABLE 5
                                ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                           (ASSUMES SURRENDER AND SELECTION OF STANDARD DEATH BENEFIT
                                WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.40%)
------------------------------------------------------------------------------------------------------------------
                                                                                                   CORRESPONDING
                                                                                 10 YEARS            PORTFOLIO
 PORTFOLIO                                         1 YEAR     5 YEARS         OR INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                  54.89%      22.99%            20.85%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                  20.91%      17.23%            19.99%              12/03/92
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                     0.50%       4.06%             7.47%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                -1.85%       N/A               7.39%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                       39.32%       N/A              21.34%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                          28.12%      19.72%            21.10%              03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                    0.81%      11.47%            12.11%              03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                     -5.68%       N/A               9.49%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                     -3.47%       2.49%             3.34%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**         -22.93%       N/A             -22.93%              05/01/98
------------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                         -15.43%       N/A             -15.43%              01/02/98
------------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                             -13.40%       N/A               8.07%              05/01/96
------------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                         -0.48%       N/A              12.13%              01/03/95
------------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                               -6.25%       N/A              12.25%              05/01/95
------------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity     3.98%       N/A               5.07%              01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                13.86%       N/A              20.13%              01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                           N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                        N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                  N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                        N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                  N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------

       * Yield more closely reflects current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
      ** One year data has not been annualized.
/dagger/ This percentage represents ten year performance data, rather than data since portfolio inception.

------------------------------------------------------------------------------------------------------------------
                                                     TABLE 6
                                 ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                                       (ASSUMES SURRENDER AND SELECTION OF
                                      COMPOUNDING MINIMUM DEATH BENEFIT AND
                                     GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)
------------------------------------------------------------------------------------------------------------------
                                                                                                   CORRESPONDING
                                                                                 10 YEARS            PORTFOLIO
 PORTFOLIO                                         1 YEAR     5 YEARS         OR INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                  54.19%      22.52%            20.47%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                  20.29%      16.74%            19.55%              12/03/92
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                    -0.07%       3.49%             7.01%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                -2.42%       N/A               6.84%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                       38.66%       N/A              20.86%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                          27.49%      19.25%            20.65%              03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                    0.25%      10.96%            11.61%              03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                     -6.23%       N/A               8.96%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                     -4.03%       1.91%             2.81%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**         -23.44%       N/A             -23.44%              05/01/98
------------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                         -15.96%       N/A             -15.96%              01/02/98
------------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                             -13.94%       N/A               7.47%              05/01/96
------------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                         -1.05%       N/A              11.60%              01/03/95
------------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                               -6.80%       N/A              11.77%              05/01/95
------------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity     3.40%       N/A               4.51%              01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                13.26%       N/A              19.61%              01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                           N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                        N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                  N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                        N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                  N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------

       * Yield more closely reflects current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
      ** One year data has not been annualized.
/dagger/ This percentage represents ten year performance data, rather than data since portfolio inception.

                                                     TABLE 7
                                 ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                          (ASSUMES NO SURRENDER AND SELECTION OF STANDARD DEATH BENEFIT
                                 WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.40%)
------------------------------------------------------------------------------------------------------------------
                                                                                                   CORRESPONDING
                                                                                 10 YEARS            PORTFOLIO
 PORTFOLIO                                         1 YEAR     5 YEARS         OR INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                  61.89%      23.33%            20.85%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                  27.91%      17.65%            20.12%              12/03/92
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                     7.50%       4.73%             7.47%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                 5.15%       N/A               8.01%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                       46.32%       N/A              21.73%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                          35.12%      20.11%            21.30%              03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                    7.81%      11.99%            12.40%              03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                      1.32%       N/A              10.07%              03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                      3.53%       3.20%             3.34%/dagger/      10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**         -15.93%       N/A             -15.93%              05/01/98
------------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                          -8.43%       N/A              -8.43%              01/02/98
------------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                              -6.40%       N/A              10.02%              05/01/96
------------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                          6.52%       N/A              13.01%              01/03/95
------------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                                0.75%       N/A              13.19%              05/01/95
------------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity    10.98%       N/A               8.36%              01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                20.86%       N/A              23.02%              01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                           N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                        N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                  N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                        N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                  N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                N/A         N/A               N/A                05/03/99
------------------------------------------------------------------------------------------------------------------

       * Yield more closely reflects current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
      ** One year data has not been annualized.
/dagger/ This percentage represents ten year performance data, rather than data since portfolio inception.

------------------------------------------------------------------------------------------------------------------
                                                     TABLE 8
                                ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                                     (ASSUMES NO SURRENDER AND SELECTION OF
                                      COMPOUNDING MINIMUM DEATH BENEFIT AND
                                    GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)
------------------------------------------------------------------------------------------------------------------
                                                                                                   CORRESPONDING
                                                                                 10 YEARS            PORTFOLIO
 PORTFOLIO                                         1 YEAR     5 YEARS         OR INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------
 WRL Janus Growth                                  61.17%      22.87%           20.47%/dagger/       10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL Janus Global                                  27.27%      17.17%           19.68%               12/03/92
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Bond                                     6.91%       4.17%            7.01%/dagger/       10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL AEGON Balanced                                 4.57%       N/A              7.47%               03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                       45.64%       N/A             21.25%               03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                          34.47%      19.63%           20.85%               03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                    7.23%      11.48%           11.91%               03/01/93
------------------------------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                      0.75%       N/A              9.54%               03/01/94
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market*                      2.95%       2.63%            2.81%/dagger/       10/02/86
------------------------------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities**         -16.46%       N/A            -16.46%               05/01/98
------------------------------------------------------------------------------------------------------------------
 WRL Third Avenue Value**                          -8.97%       N/A             -8.97%               01/02/98
------------------------------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                              -6.95%       N/A              9.42%               05/01/96
------------------------------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                          5.94%       N/A             12.49%               01/03/95
------------------------------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                                0.18%       N/A             12.71%               05/01/95
------------------------------------------------------------------------------------------------------------------
 WRL GE/Scottish Equitable International Equity    10.39%       N/A              7.81%               01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                                20.25%       N/A             22.50%               01/02/97
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                           N/A         N/A              N/A                 05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                        N/A         N/A              N/A                 05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Dividend Growth                  N/A         N/A              N/A                 05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                        N/A         N/A              N/A                 05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Salomon All Cap                                N/A         N/A              N/A                 05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth                  N/A         N/A              N/A                 05/03/99
------------------------------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                                N/A         N/A              N/A                 05/03/99
------------------------------------------------------------------------------------------------------------------

       * Yield more closely reflects current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
      ** One year data has not been annualized.
/dagger/ This percentage represents ten year performance data, rather than data since portfolio inception.

                       STATEMENT OF ADDITIONAL INFORMATION

                             WRL FREEDOM PREMIER(SM)
                                VARIABLE ANNUITY

                                 Issued through

                           WRL SERIES ANNUITY ACCOUNT

                                   Offered by

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716


This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Premier(SM) Variable Annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated October 8, 1999, by calling 1-800-851-9777, or by writing to the administrative office, Western Reserve Life, Annuity Department, P.O. Box 9051, Clearwater, Florida 33758-9051. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT AND THE WRL SERIES ANNUITY ACCOUNT.


                             DATED: OCTOBER 8, 1999

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

DEFINITIONS OF SPECIAL TERMS...............................................    1
THE CONTRACT--GENERAL PROVISIONS...........................................    2
     Owner.................................................................    2
     Entire Contract.......................................................    2
     Misstatement of Age or Gender.........................................    2
     Addition, Deletion or Substitution of Investments.....................    2
     Annuity Payment Options...............................................    3
     Death Benefit.........................................................    3
     Assignment............................................................    6
     Proof of Age, Gender and Survival.....................................    6
     Non Participating.....................................................    6
     Employee and Agent Purchases..........................................    6
CERTAIN FEDERAL INCOME TAX CONSEQUENCES ...................................    6
     Tax Status of the Contract............................................    6
     Taxation of Western Reserve...........................................    9
INVESTMENT EXPERIENCE......................................................    9
     Accumulation Units....................................................    9
     Accumulation Unit Value...............................................    9
     Annuity Unit Value and Annuity Payment Rates..........................    9
     Guaranteed Minimum Income Benefit Rider -
        Hypothetical Illustrations.........................................   11
HISTORICAL PERFORMANCE DATA ...............................................   12
     Money Market Yields...................................................   12
     Other Subaccount Yields...............................................   13
     Total Returns.........................................................   13
     Other Performance Data................................................   14
     Advertising and Sales Literature......................................   14
PUBLISHED RATINGS..........................................................   14
ADMINISTRATION.............................................................   15
RECORDS AND REPORTS........................................................   15
DISTRIBUTION OF THE CONTRACTS..............................................   15
OTHER PRODUCTS.............................................................   15
CUSTODY OF ASSETS..........................................................   15
LEGAL MATTERS..............................................................   15
INDEPENDENT ACCOUNTANTS....................................................   15
OTHER INFORMATION..........................................................   16
FINANCIAL STATEMENTS.......................................................   16

                          DEFINITIONS OF SPECIAL TERMS


--------------------------------------------------------------------------------
accumulation period                The period between the Contract date and the
                                   maturity date while the Contract is in force.
--------------------------------------------------------------------------------
accumulation unit value            An accounting unit of measure used to
                                   calculate subaccount values during the
                                   accumulation period.
--------------------------------------------------------------------------------
annuitant                          The person named in the application, or as
                                   subsequently changed, to receive annuity
                                   payments. The annuitant may be changed as
                                   provided in the Contract's death benefit
                                   provisions and annuity provision.
--------------------------------------------------------------------------------
annuity value                      The sum of the separate account value and the
                                   fixed account value.
--------------------------------------------------------------------------------
annuity unit value                 An accounting unit of measure used to
                                   calculate annuity payments from the
                                   subaccounts after the maturity date.
--------------------------------------------------------------------------------
age                                The issue age is the annuitant's age on
                                   his/her birthday immediately preceding the
                                   Contract date. Attained age is the issue age
                                   plus the number of completed Contract years.
                                   When we use the term "age" in this SAI, it
                                   has the same meaning as "attained age" in the
                                   Contract.
--------------------------------------------------------------------------------
beneficiary(ies)                   The person(s) entitled to receive the death
                                   benefit proceeds under the Contract.
--------------------------------------------------------------------------------
cash value                         The annuity value less the annual Contract
                                   charge, any applicable premium taxes, any
                                   surrender charge and any Guaranteed Minimum
                                   Income Benefit Rider charge.
--------------------------------------------------------------------------------
Code                               The Internal Revenue Code of 1986, as
                                   amended.
--------------------------------------------------------------------------------
Contract date                      The later of the date on which the initial
                                   premium payment is received and the date that
                                   the properly completed application is
                                   received at Western Reserve's administrative
                                   office. It is also the date when, depending
                                   on your state of residence, we allocate your
                                   premium payment(s) either to the reallocation
                                   account or to the fixed account and the
                                   subaccounts you selected on your application.
                                   We measure Monthiversaries, Contract years
                                   and Contract anniversaries from the Contract
                                   date.
--------------------------------------------------------------------------------
death report day                   The valuation date on which we receive proof
                                   of annuitant's death and your beneficiary's
                                   election regarding payment.
--------------------------------------------------------------------------------
fixed account                      An allocation option under the Contract,
                                   other than the separate account, that
                                   provides for accumulation of premium
                                   payments, and options for annuity payments on
                                   a fixed basis. The fixed account may not be
                                   available in all states.
--------------------------------------------------------------------------------
fixed account value                During the accumulation period, a Contract's
                                   value allocated to the fixed account.
--------------------------------------------------------------------------------
fund                               WRL Series Fund, Inc., an investment company
                                   which is registered with the U.S. Securities
                                   and Exchange Commission. We reserve the right
                                   to add other registered investment companies
                                   to the Contract in the future.
--------------------------------------------------------------------------------
in force                           Condition under which the Contract is active
                                   and the owner is entitled to exercise all
                                   rights under the Contract.
--------------------------------------------------------------------------------
maturity date                      The date on which the accumulation period
                                   ends and annuity payments begin.
--------------------------------------------------------------------------------
Monthiversary                      The same day in the month as the Contract
                                   date. When there is no date in a calendar
                                   month that coincides with the Contract date,
                                   the Monthiversary is the first day of the
                                   next month.
--------------------------------------------------------------------------------
NYSE                               New York Stock Exchange.
--------------------------------------------------------------------------------
nonqualified Contracts             Contracts issued other than in connection
                                   with retirement plans.
--------------------------------------------------------------------------------
owner (you, your)                  The person(s) entitled to exercise all rights
                                   under the Contract. The annuitant is the
                                   owner unless the application states
                                   otherwise, or unless a change of ownership is
                                   made at a later time.
--------------------------------------------------------------------------------
portfolio                          A separate investment portfolio of the fund.
--------------------------------------------------------------------------------
premium payments                   Amounts paid by an owner or on the owner's
                                   behalf to Western Reserve as consideration
                                   for the benefits provided by the Contract.
                                   When we use the term "premium payment" in
                                   this SAI, it has the same meaning as "net
                                   premium payment" in the Contract, which means
                                   the premium payment less any applicable
                                   premium taxes.
--------------------------------------------------------------------------------
qualified Contracts                Contracts issued in connection with
                                   retirement plans that qualify for special
                                   federal income tax treatment under the Code.
--------------------------------------------------------------------------------
reallocation account               The WRL J.P. Morgan Money Market subaccount.
--------------------------------------------------------------------------------
reallocation date                  The date shown on the schedule page of your
                                   Contract when we reallocate all annuity value
                                   held in the reallocation account to the fixed
                                   account and subaccounts you selected. We
                                   place your premium in the reallocation
                                   account only if your state requires us to
                                   return the full premium in the event you
                                   exercise your right to cancel. In all other
                                   states, the reallocation date is the Contract
                                   date.
--------------------------------------------------------------------------------
separate account                   WRL Series Annuity Account, a separate
                                   account composed of subaccounts established
                                   to receive and invest premium payments not
                                   allocated to the fixed account.
--------------------------------------------------------------------------------
separate account value             During the accumulation period, a Contract's
                                   value in the separate account, which equals
                                   the total value in each subaccount.
--------------------------------------------------------------------------------
subaccount                         A subdivision of the separate account that
                                   invests exclusively in the shares of a
                                   specified portfolio and supports the
                                   Contracts. Subaccounts corresponding to each
                                   applicable portfolio hold assets under the
                                   Contract during the accumulation period.
                                   Other subaccounts corresponding to each
                                   applicable portfolio will hold assets after
                                   the maturity date if a variable annuity
                                   option is selected.
--------------------------------------------------------------------------------
surrender                          The termination of a Contract at the option
                                   of the owner.
--------------------------------------------------------------------------------
valuation date                     Each day on which the NYSE is open for
                                   trading, except when a subaccount's
                                   corresponding portfolio does not value its
                                   shares. Western Reserve is open for business
                                   on each day that the NYSE is open.
--------------------------------------------------------------------------------
valuation period                   The period of time over which we determine
                                   the change in the value of the subaccounts in
                                   order to price accumulation units and annuity
                                   units. Each valuation period begins at the
                                   close of normal trading on the NYSE
                                   (currently 4:00 p.m. Eastern time on each
                                   valuation date) and ends at the close of
                                   normal trading of the NYSE on the next
                                   valuation date.
--------------------------------------------------------------------------------

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

                        THE CONTRACT--GENERAL PROVISIONS

OWNER

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve's consent;
(4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

A joint owner can be named in the Contract application or in a written notice. The surviving joint owner will become the new owner upon the other joint owner's death, if one joint owner dies before the annuitant. If the surviving joint owner dies before the annuitant, the surviving joint owner's estate will become the owner.

NOTE CAREFULLY. If the surviving joint owner's estate becomes the new owner, and if no probate estate is opened because the surviving joint owner has precluded the opening of a probate estate by means of a trust or other instrument, unless Western Reserve has received written notice of the trust as a successor owner signed prior to the surviving joint owner's death, that trust may not exercise ownership rights to the Contract. It may be necessary to open a probate estate in order to exercise ownership rights to the Contract if the necessary written notice has not been received by Western Reserve.

The owner may change the ownership of the Contract in a written notice. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date Western Reserve accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

ENTIRE CONTRACT

The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

MISSTATEMENT OF AGE OR GENDER

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Western Reserve due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the separate account or that the separate account may purchase. We reserve the right to eliminate the shares of any portfolios of the fund and to substitute shares of another portfolio of the fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner's interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the "SEC") to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of the fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant.

In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of Western Reserve's domicile, or deemed approved in accordance with such law or regulation.

ANNUITY PAYMENT OPTIONS

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract's existing allocation options will remain in effect until the Contract terminates. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

DETERMINATION OF THE FIRST VARIABLE PAYMENT. The amount of the first variable payment is determined by multiplying the annuity proceeds times the appropriate rate for the variable option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection and a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. The amount of the first variable payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the maturity date, adjusted as follows:

               MATURITY DATE                    ADJUSTED AGE
               -------------                    ------------
               Before 2001                      Actual Age
               2001-2010                        Actual Age minus 1
               2011-2020                        Actual Age minus 2
               2021-2030                        Actual Age minus 3
               2031-2040                        Actual Age minus 4
               After 2040                       As determined by Western Reserve

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

DETERMINATION OF ADDITIONAL VARIABLE PAYMENTS. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

DEATH BENEFIT


ADJUSTED PARTIAL SURRENDER. A partial surrender will reduce the amount of your monthly step-up death benefit or compounding minimum death benefit, if selected, by an amount called the adjusted partial surrender. The reduction depends on the relationship between the monthly step-up death benefit (or compounding minimum death benefit), and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:


(a) is the amount of either death benefit prior to the excess partial surrender; and
(b) is the annuity value prior to the excess partial surrender.

THE FOLLOWING EXAMPLES DESCRIBE THE EFFECT OF SURRENDER ON THE MONTHLY STEP-UP DEATH BENEFIT OR COMPOUNDING MINIMUM DEATH BENEFIT, AND ANNUITY VALUE.

--------------------------------------------------------------------------------
                                    EXAMPLE 1
                           (Assumed Facts for Example)

--------------------------------------------------------------------------------
        $75,000     current monthly step-up death benefit (MSUDB) or compounding minimum death benefit (CMDB) before surrender
--------------------------------------------------------------------------------
        $50,000     current annuity value before surrender
--------------------------------------------------------------------------------
        $75,000     current death benefit (larger of annuity value and MSUDB or
                    CMDB)
--------------------------------------------------------------------------------
             6%     current surrender charge percentage
--------------------------------------------------------------------------------
        $15,000     requested partial surrender
--------------------------------------------------------------------------------
        $10,000     surrender charge-free amount
--------------------------------------------------------------------------------
         $5,000     excess partial surrender-EPS  (amount subject to surrender charge)
--------------------------------------------------------------------------------
        $319.15     surrender charge on EPS = 0.06*(5,319.15)
--------------------------------------------------------------------------------
      $5,319.15     reduction in annuity value due to excess partial surrender =
                    5000 + 319.15
--------------------------------------------------------------------------------
        $22,500     adjusted partial surrender = $15,000* (75,000/50,000)
--------------------------------------------------------------------------------
        $52,500     new MSUDB or CMDB (after partial surrender) =
                    75,000 - 22,500
--------------------------------------------------------------------------------
     $34,680.85     new annuity value (after partial surrender) =
                    50,000 - 15,319.15
--------------------------------------------------------------------------------

SUMMARY:

Reduction in MSUDB or CMDB                  =  $22,500.00
Reduction in annuity value                  =  $15,319.15

NOTE: The MSUDB or CMDB is reduced more than the annuity value since the MSUDB or CMDB was greater than the annuity value just prior to the partial surrender.

--------------------------------------------------------------------------------
                                    EXAMPLE 2
                           (Assumed Facts for Example)
--------------------------------------------------------------------------------
        $50,000     current monthly step-up death benefit (MSUDB) or compounding minimum death benefit (CMDB) before surrender
--------------------------------------------------------------------------------
        $75,000     current annuity value before partial surrender
--------------------------------------------------------------------------------
        $75,000     current death benefit (larger of annuity value and MSUDB or
                    CMDB)
--------------------------------------------------------------------------------
             6%     current surrender charge percentage
--------------------------------------------------------------------------------
        $15,000     requested partial surrender
--------------------------------------------------------------------------------
        $11,250     surrender charge-free amount
--------------------------------------------------------------------------------
         $3,750     excess partial surrender-EPS  (amount subject to surrender charge)
--------------------------------------------------------------------------------
        $239.36     surrender charge on EPS less EIA = 0.06* (3,989.36)
--------------------------------------------------------------------------------
      $3,989.36     reduction in annuity value due to EPS = 3750 + 239.36
--------------------------------------------------------------------------------
        $15,000     adjusted partial surrender = $15,000* (75,000/75,000)
--------------------------------------------------------------------------------
        $35,000     new MSUDB or CMDB (after partial surrender) = 50,000 -15,000
--------------------------------------------------------------------------------
     $59,760.64     new annuity value (after partial surrender) =
                    75,000 -11,250 - 3,989.36
--------------------------------------------------------------------------------

SUMMARY:

Reduction in MSUDB or CMDB          =  $15,000.00
Reduction in annuity value          =  $15,239.36

NOTE: The MSUDB or CMDB and annuity value are reduced by the same amount since the annuity value was higher than the MSUDB or CMDB just prior to the partial surrender.

DEATH OF OWNER. Federal tax law requires that if any owner (including any surviving joint owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences for a detailed description of these rules. Other rules may apply to qualified Contracts.

If the owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:

o if no beneficiary is named and alive, the owner's estate will become the new owner. The cash value must be distributed within five years of the former owner's death;
o if the beneficiary is alive and is the owner's spouse, the Contract will continue with the spouse as the new owner; or
o if the beneficiary is alive and is not the owner's spouse, the beneficiary will become the new owner. The cash value must be distributed either:
     o    within five years of the former owner's death; or
     o over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner's death; or
     o over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner's death.

DEATH OF ANNUITANT. Due proof of death of the annuitant is proof that the annuitant who is an owner died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at the owner's death preventing such election.

If the annuitant dies during the accumulation period and the owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this Contract will continue. If the annuitant dies during the accumulation period and the owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary. However, in the event of joint owners, if the annuitant dies during the accumulation period and is the same individual as one of the joint owners, the surviving joint owner will automatically become the annuitant and this Contract will continue.

If the annuitant was an owner, and the beneficiary was not the deceased annuitant's spouse, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner's death, or (2) payments must begin no later than one year after the annuitant/deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner's death. If the sole beneficiary is the annuitant/deceased owner's surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences on page 6.)

If the beneficiary elects to receive the death benefit proceeds under option
(1), then: (a) we will allow the beneficiary to make only ONE partial surrender during the five-year period. That surrender must be made at the time option (1) is elected. No surrender charges will apply to this surrender; (b) we will allow the beneficiary to make ONE transfer to and from the subaccounts and the fixed account during the five-year period. That transfer must be made at the time option (1) is elected; (c) we will deduct the annual Contract charge each year during the five-year period; (d) we will not apply any surrender charges to the total distribution of the Contract; (e) we will not permit annuitization at the end of the five-year period; and (f) if the beneficiary dies during the five-year period, we will pay the remaining value of the Contract first to the contingent beneficiary named by the owner. If no contingent beneficiary is named, then we will make payments to the beneficiary's estate. The beneficiary is not permitted to name his or her own beneficiary.

If there are joint owners, the annuitant is not the owner, and the one joint owner dies prior to the maturity date, the surviving joint owner may surrender the Contract at any time for the amount of the adjusted annuity value.

BENEFICIARY. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary during the annuitant's lifetime by sending written notice to us. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice. We will not be liable for any payment made before the written notice is received. Unless we receive written notice from the owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary's creditors.

ASSIGNMENT

During the annuitant's lifetime and prior to the maturity date (subject to any irrevocable beneficiary's rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, ownership of the Contract generally may be assigned, but any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

PROOF OF AGE, GENDER AND SURVIVAL

We may require proper proof of age and gender of any annuitant or co-annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or co-annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

NON-PARTICIPATING

The Contract will not share in Western Reserve's surplus earnings; no dividends will be paid.

EMPLOYEE AND AGENT PURCHASES


The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of Western Reserve or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each premium payment to the Contract due to lower acquisition costs we experience on those purchases. The credit will be reported to the Internal Revenue Service ("IRS") as taxable income to the employee or registered representative. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the surrender charge and the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING SUMMARY DOES NOT CONSTITUTE TAX ADVICE. IT IS A GENERAL DISCUSSION OF CERTAIN OF THE EXPECTED FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN AND DISTRIBUTIONS WITH RESPECT TO A CONTRACT BASED ON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PROPOSED AND FINAL TREASURY REGULATIONS THEREUNDER, JUDICIAL AUTHORITY, AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE. THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND DOES NOT DISCUSS STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

TAX STATUS OF THE CONTRACT

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under section 817(h) (Treas. Reg. (ss.) 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the fund and its portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules, the investment vehicle for Western Reserve's qualified Contracts (i.e., the fund) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of one or more subaccounts in which to allocate premiums and annuity values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.

DISTRIBUTION REQUIREMENTS. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiarY. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

WITHHOLDING. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified Contracts, "eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

QUALIFIED CONTRACTS. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age
70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

INDIVIDUAL RETIREMENT ANNUITIES. In order to qualify as a traditional individual retirement annuity ("IRA") under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) the total premium payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


Section 408 of the Code also indicates that no part of the funds for an IRA may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The Contract provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Contract under section 408 of the Code. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Contract, comports with IRA qualification requirements.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are the same.


SECTION 403(B) PLANS. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor. Additionally, in accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.


CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor.

DEFERRED COMPENSATION PLANS. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

TAXATION OF WESTERN RESERVE

Western Reserve at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

                              INVESTMENT EXPERIENCE

ACCUMULATION UNITS

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount's value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

The number of units that your Contract has in each subaccount is equal to:

1. The initial units purchased on the Contract date; plus
2. Units purchased at the time additional premium payments are allocated to the subaccount; plus
3. Units purchased through transfers from another subaccount or the fixed account; minus
4. Any units that are redeemed to pay for partial surrenders; minus
5. Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus
6. Any units that are redeemed to pay the annual Contract charge, any premium taxes, any Guaranteed Minimum Income Benefit Rider charge and any transfer charge.


The value of an accumulation unit was arbitrarily established at $10.00 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE, on each day the NYSE is open.


ACCUMULATION UNIT VALUE


The accumulation unit value will vary from one valuation period to the next depending on the investment returns experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:


1. The total value of the assets held in the subaccount. This value is determined by multiplying the number of shares of the designated fund portfolio owned by the subaccount times the portfolio's net asset value per share; minus
2. The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus
3. The accrued amount of reserve for any taxes that are determined by us to have resulted from the investment operations of the subaccount; divided by
4. The number of outstanding units in the subaccount.

During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 1.00% of net assets for each day in the valuation period (1.25% if the compounding minimum death benefit is added) and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.40% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES


The discussion in this section assumes the Guaranteed Minimum Income Benefit Rider (the "Rider") is not included in the Contract.


The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

     (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;
     (b) is the net investment factor for that subaccount for the valuation period; and
     (c)  is the investment return adjustment factor for the valuation period.

The investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

      (i)   is the result of:

            (1) the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
            (2) the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
            (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.

      (ii) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.


      (iii) is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of the subaccount.


The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. The Contract also contains a table for determining the adjusted age of the annuitant.

               ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                          AND VARIABLE ANNUITY PAYMENTS

           FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

Annuity unit value = ABC

Where: A =        Annuity unit value for the immediately preceding valuation period.
                  Assume..............................................................................  = $ X

       B =        Net investment experience factor for the valuation period for which the annuity unit value is being calculated.
                  Assume................................................................................ = Y

       C =        A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
                  Assume................................................................................ = Z

Then, the annuity unit value is:    $ XYZ = $Q


               FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT OF
                     FIRST MONTHLY VARIABLE ANNUITY PAYMENT

First monthly variable annuity payment =       A B
                                               ---
                                             $1,000

Where: A =        The annuity value as of the maturity date.
                  Assume.........................................................................  = $ X


                                       10

       B =        The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.
                  Assume.........................................................................  = $ Y

Then, the first monthly variable annuity payment = $XY = $Z
                                                     1,000

      FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY UNITS
              REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

Number of annuity units =    A
                             -
                             B

Where:   A =      The dollar amount of the first monthly variable annuity payment.
                  Assume.........................................................................  = $ X

         B =      The annuity unit value for the valuation date on which the first monthly payment is due.
                  Assume.........................................................................  = $ Y

Then, the number of annuity units =   $ X =  Z
                                      ---
                                      $ Y

GUARANTEED MINIMUM INCOME BENEFIT RIDER- HYPOTHETICAL ILLUSTRATIONS


This discussion assumes the Rider is included in the Contract.

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the Rider for a $100,000 premium when annuity payments do not begin until the Contract anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the Rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6.0% (once established, an annual growth rate will not change during the life of the Rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 2.50% daily separate account annuitization charge, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.


-------------------------------------------------------------------------------------------------------------------------------
RIDER ANNIVERSARY AT
EXERCISE DATE                            MALE                            FEMALE                       JOINT & SURVIVOR

-------------------------------------------------------------------------------------------------------------------------------
                               LIFE ONLY         LIFE 10       LIFE ONLY         LIFE 10        LIFE ONLY         LIFE 10
-------------------------------------------------------------------------------------------------------------------------------
10 (age 70)                    $ 1,135             $ 1,067        $   976           $   949        $   854           $   852
-------------------------------------------------------------------------------------------------------------------------------
15                               1,833               1,634          1,562             1,469          1,332             1,318
------------------------------------------------------------------------------------------------------------------------------
20 (age 80)                      3,049               2,479          2,597             2,286          2,145             2,078
-------------------------------------------------------------------------------------------------------------------------------

Life Only = Life Annuity with No Period Certain     Life 10 = Life Annuity with 10 Years Certain


These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each Contract year, partial surrenders up to the limit of the minimum annuitization value on the last Contract anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrender amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the Rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the Rider. The applicable annuity factor depends upon the annuitant's (and joint annuitant's, if any) gender (or without regard to gender if required by law), age, and the Rider payment option selected and is based on a guaranteed interest rate of 3% and the "1983 Table A" mortality table improved to the year 2000 with projection Scale G. Subsequent payments will be calculated as described in the Rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent Contract anniversary after annuitization using the Rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a Contract year is greater than the scheduled payment for that Contract year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a Contract year is less than the scheduled payment for that Contract year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your Contract. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.


We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the separate account annuitization charge will be deducted.


                           HISTORICAL PERFORMANCE DATA

MONEY MARKET YIELDS

YIELD - The yield quotation set forth in the prospectus for the WRL J.P. Morgan Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the WRL J.P. Morgan Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.


EFFECTIVE YIELD - The effective yield quotation for the WRL J.P. Morgan Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the WRL J.P. Morgan Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:


             EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) - 1

     The effective yield is shown at least to the nearest hundredth of one percent.


HYPOTHETICAL CHARGE - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of a separate account value per Contract of $10,000, which converts that charge to an annual rate of 0.30% of the separate account value. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the Contract and whether surrenders have been made previously during that Contract year. (See Expenses--Surrender Charge on page 29 of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the WRL J.P. Morgan Money Market subaccount and the fund are excluded from the calculation of yield.


The yield on amounts held in the WRL J.P. Morgan Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The WRL J.P. Morgan Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the WRL J.P. Morgan Money Market, the types and quality of portfolio securities held by the WRL J.P. Morgan Money Market and its operating expenses. For the seven days ended December 31, 1998, the yield of the WRL J.P. Morgan Money Market subaccount was 3.54%, and the effective yield was 3.61%, assuming no surrender and selection of the standard death benefit without the Rider.


OTHER SUBACCOUNT YIELDS

The yield quotations for all of the subaccounts, except the WRL J.P. Morgan Money Market subaccount, representing the accumulation period set forth in the prospectus is based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

                           YIELD = 2[( a - b + 1)6 -1]
                                       -----
                                        cd

Where:   A =  net investment income earned during the period by the corresponding portfolio of the fund attributable to shares owned by the subaccount.
         B =  expenses accrued for the period (net of reimbursement).
         C =  the average daily number of units outstanding during the period.
         D =  the maximum offering price per unit on the last day of the period.


For purposes of the yield quotations for all of the subaccounts, except the WRL J.P. Morgan Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of a separate account value per Contract of $10,000, which converts that charge to an annual rate of 0.30% of the separate account value. The calculations do not take into account any premium taxes or any transfer or surrender charges.

Premium taxes currently range from 0% to 3.5% of premium payments depending upon the jurisdiction in which the Contract is delivered. A surrender charge may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount, with the specific percentage applicable to a particular surrender depending on the length of time premium payments were held under the Contract, and whether surrenders had been made previously during that Contract year. (See Expenses--Surrender Charge on page 29 of the prospectus.)

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses. For the 30 days ended December 31, 1998, the yield for the WRL AEGON Bond subaccount was 4.05%, assuming no surrender and selection of the standard death benefit without the Rider.


TOTAL RETURNS


The total return quotations set forth in the prospectus for all subaccounts, except the WRL J.P. Morgan Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, while a subaccount has been in existence for a period of less than one, five and ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the date the subaccounts commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P(1 + T)n = ERV

Where:   P        =   a hypothetical initial payment of $10,000
         T        =   average annual total return
         N        =   number of years
         ERV      =   ending redeemable value of a hypothetical $10,000 payment
                      made at the beginning of each period at the end of each period.


For purposes of the total return quotations for all subaccounts, except the WRL J.P. Morgan Money Market subaccount, the calculations take into account all fees that are charged under the Contract to all owner accounts during the accumulation period. Such fees include the mortality and expense risk charge, the administrative charge and the $30 annual Contract charge, calculated on the basis of a separate account value per Contract of $10,000, which converts that charge to an annual rate of 0.30% of the separate account value. (The calculations may also reflect the mortality and expense risk charge for the compounding minimum death benefit and the 0.30% charge for the Rider). The calculations also assume a complete surrender as of the end of the particular period. The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract.

OTHER PERFORMANCE DATA

We may present the total return data stated in the prospectus on a non-standard basis. This means that the data will not be reduced by all the fees and charges under the Contract and that the data may be presented for different time periods and for different premium payment amounts. NON-STANDARD PERFORMANCE DATA WILL ONLY BE DISCLOSED IF STANDARD PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.


We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios.


We calculate cumulative total returns according to the following formula:

                                  (1 + T)n - 1

Where:                   T and N are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.


For instance, we may disclose average annual total returns for the portfolios reduced by all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 1.00% (1.25% if the compounding minimum death benefit is added), the administrative charge of 0.40%, the Rider charge of 0.30% and the $30 annual Contract charge (based on a separate account value of $10,000, the annual Contract charge is translated into an annual charge of 0.30%). Such data assumes a complete surrender of the Contract at the end of the period.


ADVERTISING AND SALES LITERATURE

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance,
(2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a "before tax" basis through a tax-qualified plan with those made on an "after tax" basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

                                PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's, and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations such as debt or commercial paper obligations. These ratings do not apply to the separate account, its subaccounts, the fund or its portfolios, or to their performance.

                                 ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

                               RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by WRL Investment Services, Inc. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                          DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. AFSG will not be compensated for its services as principal underwriter of the Contracts.


The Contracts are offered to the public through broker-dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG. Western Reserve will generally pay broker-dealers sales commissions in an amount equal to 6% of premium payments. In addition, broker-dealers may receive trail commissions of 0.90% of the annuity value in each Contract year, starting with the eighth Contract year, provided the Contract has an annuity value of $5,000 or more. Certain production, persistency and managerial bonuses may also be paid. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with trail commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, Western Reserve may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker-dealers for their sale of the Contracts. The offering of the Contracts is continuous and Western Reserve does not anticipate discontinuing the offering of the Contracts. However, Western Reserve reserves the right to do so.


                                 OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

                                CUSTODY OF ASSETS

The assets of the separate account are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. WRL Investment Services, Inc. maintains records of all purchases and redemptions of shares of the fund. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $10 million, covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts. All matters of Ohio law pertaining to the Contracts, including the validity of the Contracts and Western Reserve's right to issue the Contracts under Ohio insurance law, have been passed upon by Thomas E. Pierpan, Esq., Vice President, Associate General Counsel and Assistant Secretary of Western Reserve.

                             INDEPENDENT ACCOUNTANTS

The accounting firm of PricewaterhouseCoopers LLP, independent accountants, provided audit services to the separate account for the year ended December 31, 1998. The principal business address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to Western Reserve for the year ended December 31, 1998. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

                                OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS


The values of an owner's interest in the separate account will be affected solely by the investment returns of the selected subaccount(s). Western Reserve's financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account. The financial statements of the separate account are not fully representative of the subaccounts listed in the prospectus, as the subaccounts that deduct a separate account annual expense of 1.65% have not yet commenced operations.


Financial statements for Western Reserve as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Western Reserve Life
Assurance Co. of Ohio and Contract Owners of the
WRL Series Annuity Account

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the WRL Freedom Variable Annuity, WRL Freedom Attainer, WRL Freedom Bellwether, WRL Freedom Conqueror and WRL Freedom Wealth Creator Contracts of the WRL Series Annuity Account (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Annuity Account") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Annuity Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSE COOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 29, 1999

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                              Money
                                                              Market           Bond          Growth
                                                           Sub-Account     Sub-Account     Sub-Account
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares ..............................................       143,019          12,371          27,417
                                                              =======          ======          ======
  Cost ................................................      $143,019        $141,968      $  936,730
                                                             ========        ========      ==========
 Investment, at net asset value .......................      $143,019        $143,431      $1,643,367
 Transfers receivable from depositor ..................             0               0               0
                                                             --------        --------      ----------
  Total assets ........................................       143,019         143,431       1,643,367
                                                             --------        --------      ----------
LIABILITIES:
 Accrued expenses .....................................             0               0               0
 Transfers payable to depositor .......................           240             754             117
                                                             --------        --------      ----------
  Total liabilities ...................................           240             754             117
                                                             --------        --------      ----------
  Net assets ..........................................      $142,779        $142,677      $1,643,250
                                                             ========        ========      ==========
NET ASSETS CONSISTS OF:
 Contract Owners' equity:
  Class A .............................................      $ 48,797        $ 50,893      $  817,014
  Class B .............................................        93,982          91,784         826,236
 Depositor's equity:
  Class A .............................................             0               0               0
  Class B .............................................             0               0               0
                                                             --------        --------      ----------
   Net assets applicable to units outstanding .........      $142,779        $142,677      $1,643,250
                                                             ========        ========      ==========
 Contract Owners' units:
  Class A .............................................         3,396           2,415          13,063
  Class B .............................................         7,839           6,351          27,435
 Depositor's units:
  Class A .............................................             0               0               0
  Class B .............................................             0               0               0
                                                             --------        --------      ----------
   Units outstanding ..................................        11,235           8,766          40,498
                                                             ========        ========      ==========
  Accumulation unit value -- Class A ..................      $  14.37        $  21.08      $    62.54
                                                             ========        ========      ==========
  Accumulation unit value -- Class B ..................      $  11.99        $  14.45      $    30.12
                                                             ========        ========      ==========

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                                             Strategic       Emerging
                                                              Global       Total Return       Growth
                                                           Sub-Account      Sub-Account     Sub-Account
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares ..............................................        34,670          29,841          21,627
                                                               ======          ======          ======
  Cost ................................................      $649,971        $409,291        $410,871
                                                             ========        ========        ========
 Investment, at net asset value .......................      $821,980        $489,540        $582,292
 Transfers receivable from depositor ..................           890               0             967
                                                             --------        --------        --------
  Total assets ........................................       822,870         489,540         583,259
                                                             --------        --------        --------
LIABILITIES:
 Accrued expenses .....................................             0               0               0
 Transfers payable to depositor .......................             0              29               0
                                                             --------        --------        --------
  Total liabilities ...................................             0              29               0
                                                             --------        --------        --------
  Net assets ..........................................      $822,870        $489,511        $583,259
                                                             ========        ========        ========
NET ASSETS CONSISTS OF:
 Contract Owners' equity:
  Class A .............................................      $298,285        $160,783        $201,838
  Class B .............................................       524,585         328,728         381,421
 Depositor's equity:
  Class A .............................................             0               0               0
  Class B .............................................             0               0               0
                                                             --------        --------        --------
   Net assets applicable to units outstanding .........      $822,870        $489,511        $583,259
                                                             ========        ========        ========
 Contract Owners' units:
  Class A .............................................         9,640           7,983           6,443
  Class B .............................................        17,105          16,462          12,279
 Depositor's units:
  Class A .............................................             0               0               0
  Class B .............................................             0               0               0
                                                             --------        --------        --------
   Units outstanding ..................................        26,745          24,445          18,722
                                                             ========        ========        ========
  Accumulation unit value -- Class A ..................      $  30.94        $  20.14        $  31.33
                                                             ========        ========        ========
  Accumulation unit value -- Class B ..................      $  30.67        $  19.97        $  31.06
                                                             ========        ========        ========

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                            Aggressive                      Growth &
                                                              Growth         Balanced        Income
                                                           Sub-Account     Sub-Account     Sub-Account
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares ..............................................        17,282          6,282           5,661
                                                               ======          =====           =====
  Cost ................................................      $281,400        $73,205         $70,109
                                                             ========        =======         =======
 Investment, at net asset value .......................      $387,788        $78,793         $69,506
 Transfers receivable from depositor ..................           461              0               0
                                                             --------        -------         -------
  Total assets ........................................       388,249         78,793          69,506
                                                             --------        -------         -------
LIABILITIES:
 Accrued expenses .....................................             0              0               0
 Transfers payable to depositor .......................             0             45             856
                                                             --------        -------         -------
  Total liabilities ...................................             0             45             856
                                                             --------        -------         -------
  Net assets ..........................................      $388,249        $78,748         $68,650
                                                             ========        =======         =======
NET ASSETS CONSISTS OF:
 Contract Owners' equity:
  Class A .............................................      $106,742        $19,730         $16,502
  Class B .............................................       281,507         59,018          52,148
 Depositor's equity:
  Class A .............................................             0              0               0
  Class B .............................................             0              0               0
                                                             --------        -------         -------
   Net assets applicable to units outstanding .........      $388,249        $78,748         $68,650
                                                             ========        =======         =======
 Contract Owners' units:
  Class A .............................................         4,069          1,336           1,021
  Class B .............................................        10,807          4,024           3,248
 Depositor's units:
  Class A .............................................             0              0               0
  Class B .............................................             0              0               0
                                                             --------        -------         -------
   Units outstanding ..................................        14,876          5,360           4,269
                                                             ========        =======         =======
 Accumulation unit value -- Class A ...................      $  26.23        $ 14.77         $ 16.17
                                                             ========        =======         =======
 Accumulation unit value -- Class B ...................      $  26.05        $ 14.67         $ 16.06
                                                             ========        =======         =======

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                           Tactical Asset       C.A.S.E.
                                                             Allocation          Growth       Global Sector
                                                             Sub-Account      Sub-Account      Sub-Account
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares ..............................................         24,217            3,976            1,045
                                                                ======            =====            =====
  Cost ................................................       $314,319          $56,032          $11,468
                                                              ========          =======          =======
 Investment, at net asset value .......................       $323,329          $51,653          $11,552
 Transfers receivable from depositor ..................              0               88               12
                                                              --------          -------          -------
  Total assets ........................................        323,329           51,741           11,564
                                                              --------          -------          -------
LIABILITIES:
 Accrued expenses .....................................              0                0                0
 Transfers payable to depositor .......................              5                0                0
                                                              --------          -------          -------
  Total liabilities ...................................              5                0                0
                                                              --------          -------          -------
  Net assets ..........................................       $323,324          $51,741          $11,564
                                                              ========          =======          =======
NET ASSETS CONSISTS OF:
 Contract Owners' equity:
  Class A .............................................       $ 85,428          $14,161          $ 1,433
  Class B .............................................        237,896           37,580           10,131
 Depositor's equity:
  Class A .............................................              0                0                0
  Class B .............................................              0                0                0
                                                              --------          -------          -------
   Net assets applicable to units outstanding .........       $323,324          $51,741          $11,564
                                                              ========          =======          =======
 Contract Owners' units:
  Class A .............................................          5,174              887              123
  Class B .............................................         14,496            3,043              873
 Depositor's units:
  Class A .............................................              0                0                0
  Class B .............................................              0                0                0
                                                              --------          -------          -------
   Units outstanding ..................................         19,670            3,930              996
                                                              ========          =======          =======
  Accumulation unit value -- Class A ..................       $  16.51          $ 15.96          $ 11.66
                                                              ========          =======          =======
  Accumulation unit value -- Class B ..................       $  16.41          $ 12.35          $ 11.61
                                                              ========          =======          =======

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                                            International        U.S.
                                                           Value Equity         Equity          Equity
                                                            Sub-Account      Sub-Account      Sub-Account
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares ..............................................        10,818            2,176            6,700
                                                               ======            =====            =====
  Cost ................................................      $143,906          $25,592          $88,930
                                                             ========          =======          =======
 Investment, at net asset value .......................      $131,063          $26,267          $96,618
 Transfers receivable from depositor ..................             0                0              257
                                                             --------          -------          -------
  Total assets ........................................       131,063           26,267           96,875
                                                             --------          -------          -------
LIABILITIES:
 Accrued expenses .....................................             0                0                0
 Transfers payable to depositor .......................           206              108                0
                                                             --------          -------          -------
  Total liabilities ...................................           206              108                0
                                                             --------          -------          -------
  Net assets ..........................................      $130,857          $26,159          $96,875
                                                             ========          =======          =======
NET ASSETS CONSISTS OF:
 Contract Owners' equity:
  Class A .............................................      $ 38,640          $ 6,783          $23,419
  Class B .............................................        92,217           19,376           73,456
 Depositor's equity: ..................................
  Class A .............................................             0                0                0
  Class B .............................................             0                0                0
                                                             --------          -------          -------
   Net assets applicable to units outstanding .........      $130,857          $26,159          $96,875
                                                             ========          =======          =======
 Contract Owners' units:
  Class A .............................................         2,964              573            1,538
  Class B .............................................         7,103            1,642            4,840
 Depositor's units: ...................................
  Class A .............................................             0                0                0
  Class B .............................................             0                0                0
                                                             --------          -------          -------
   Units outstanding ..................................        10,067            2,215            6,378
                                                             ========          =======          =======
  Accumulation unit value -- Class A ..................      $  13.04          $ 11.83          $ 15.22
                                                             ========          =======          =======
  Accumulation unit value -- Class B ..................      $  12.98          $ 11.80          $ 15.18
                                                             ========          =======          =======

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                           Third Avenue     Real Estate
                                                               Value        Securities
                                                            Sub-Account     Sub-Account
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares ..............................................         1,651            201
                                                                =====            ===
  Cost ................................................       $15,959         $1,774
                                                              =======         ======
 Investment, at net asset value .......................       $15,335         $1,706
 Transfers receivable from depositor ..................             5            189
                                                              -------         ------
  Total assets ........................................        15,340          1,895
                                                              -------         ------
LIABILITIES:
 Accrued expenses .....................................             0              0
 Transfers payable to depositor .......................             0              0
                                                              -------         ------
  Total liabilities ...................................             0              0
                                                              -------         ------
  Net assets ..........................................       $15,340         $1,895
                                                              =======         ======
NET ASSETS CONSISTS OF:
 Contract Owners' equity:
  Class A .............................................       $ 5,783         $  318
  Class B .............................................         9,281          1,071
 Depositor's equity:
  Class A .............................................           138            253
  Class B .............................................           138            253
                                                              -------         ------
   Net assets applicable to units outstanding .........       $15,340         $1,895
                                                              =======         ======
Contract Owners' units:
  Class A .............................................           629             38
  Class B .............................................         1,010            127
 Depositor's units:
  Class A .............................................            15             30
  Class B .............................................            15             30
                                                              -------         ------
   Units outstanding ..................................         1,669            225
                                                              =======         ======
  Accumulation unit value -- Class A ..................       $  9.20         $ 8.44
                                                              =======         ======
  Accumulation unit value -- Class B ..................       $  9.19         $ 8.43
                                                              =======         ======

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS

                                                                                 Money
                                                                                 Market           Bond          Growth
                                                                              Sub-Account     Sub-Account     Sub-Account
INVESTMENT INCOME:
 Dividend income .........................................................       $7,098          $6,877        $  2,436
 Capital gain distributions ..............................................            0               0          10,814
                                                                                 ------          ------        --------
   Total investment income ...............................................        7,098           6,877          13,250
                                                                                 ------          ------        --------
EXPENSES:
 Mortality and expense risk:
  Class A ................................................................          652             587           8,232
  Class B ................................................................        1,204           1,077           8,089
                                                                                 ------          ------        --------
   Total expenses ........................................................        1,856           1,664          16,321
                                                                                 ------          ------        --------
 Net investment income (loss) ............................................        5,242           5,213          (3,071)
                                                                                 ------          ------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) from securities transactions ...................            0           2,980          84,538
 Change in unrealized appreciation (depreciation) ........................            0             772         534,463
                                                                                 ------          ------        --------
 Net gain (loss) on investment securities ................................            0           3,752         619,001
                                                                                 ------          ------        --------
   Net increase (decrease) in net assets resulting from operations .......       $5,242          $8,965        $615,930
                                                                                 ======          ======        ========

                                                                                                Strategic       Emerging
                                                                                 Global       Total Return       Growth
                                                                              Sub-Account      Sub-Account     Sub-Account
INVESTMENT INCOME:
 Dividend income .........................................................      $  4,368         $11,176        $      0
 Capital gain distributions ..............................................        28,573           9,413          19,371
                                                                                --------         -------        --------
   Total investment income ...............................................        32,941          20,589          19,371
                                                                                --------         -------        --------
EXPENSES:
 Mortality and expense risk:
  Class A ................................................................         3,594           2,046           2,147
  Class B ................................................................         6,370           4,258           4,191
                                                                                --------         -------        --------
   Total expenses ........................................................         9,964           6,304           6,338
                                                                                --------         -------        --------
 Net investment income (loss) ............................................        22,977          14,285          13,033
                                                                                --------         -------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) from securities transactions ...................        41,579          12,532          34,463
 Change in unrealized appreciation (depreciation) ........................       112,012           9,475         100,637
                                                                                --------         -------        --------
 Net gain (loss) on investment securities ................................       153,591          22,007         135,100
                                                                                --------         -------        --------
   Net increase (decrease) in net assets resulting from operations .......      $176,568         $36,292        $148,133
                                                                                ========         =======        ========

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS

                                                                               Aggressive                      Growth &
                                                                                 Growth         Balanced        Income
                                                                              Sub-Account     Sub-Account     Sub-Account
INVESTMENT INCOME:
 Dividend income .........................................................      $    810         $1,738        $  2,946
 Capital gain distributions ..............................................        19,054             76             518
                                                                                --------         ------        --------
   Total investment income ...............................................        19,864          1,814           3,464
                                                                                --------         ------        --------
EXPENSES:
 Mortality and expense risk:
  Class A ................................................................         1,054            236             204
  Class B ................................................................         2,857            730             643
                                                                                --------         ------        --------
   Total expenses ........................................................         3,911            966             847
                                                                                --------         ------        --------
 Net investment income (loss) ............................................        15,953            848           2,617
                                                                                --------         ------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) from securities transactions ...................        11,096          2,432           1,695
 Change in unrealized appreciation (depreciation) ........................        87,922            550          (3,096)
                                                                                --------         ------        --------
 Net gain (loss) on investment securities ................................        99,018          2,982          (1,401)
                                                                                --------         ------        --------
   Net increase (decrease) in net assets resulting from operations .......      $114,971         $3,830        $  1,216
                                                                                ========         ======        ========

                                                                              Tactical Asset       C.A.S.E.        Global
                                                                                Allocation          Growth         Sector
                                                                                Sub-Account      Sub-Account     Sub-Account
INVESTMENT INCOME:
 Dividend income .........................................................      $   9,083         $  4,661          $202
 Capital gain distributions ..............................................         21,777              321           138
                                                                                ---------         --------          ----
   Total investment income ...............................................         30,860            4,982           340
                                                                                ---------         --------          ----
EXPENSES:
 Mortality and expense risk:
  Class A ................................................................          1,035              187            26
  Class B ................................................................          3,064              492           143
                                                                                ---------         --------          ----
   Total expenses ........................................................          4,099              679           169
                                                                                ---------         --------          ----
 Net investment income (loss) ............................................         26,761            4,303           171
                                                                                ---------         --------          ----
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) from securities transactions ...................          4,988             (437)          208
 Change in unrealized appreciation (depreciation) ........................        (12,543)          (3,543)          557
                                                                                ---------         --------          ----
 Net gain (loss) on investment securities ................................         (7,555)          (3,980)          765
                                                                                ---------         --------          ----
   Net increase (decrease) in net assets resulting from operations .......      $  19,206         $    323          $936
                                                                                =========         ========          ====

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS

                                                                                 Value        International
                                                                                 Equity          Equity        U.S. Equity
                                                                              Sub-Account      Sub-Account     Sub-Account
INVESTMENT INCOME:
 Dividend income .........................................................     $   2,672         $   20          $ 2,868
 Capital gain distributions ..............................................         9,420              0              664
                                                                               ---------         ------          -------
   Total investment income ...............................................        12,092             20            3,532
                                                                               ---------         ------          -------
EXPENSES:
 Mortality and expense risk:
  Class A ................................................................           604             88              209
  Class B ................................................................         1,461            231              625
                                                                               ---------         ------          -------
   Total expenses ........................................................         2,065            319              834
                                                                               ---------         ------          -------
 Net investment income (loss) ............................................        10,027           (299)           2,698
                                                                               ---------         ------          -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) from securities transactions ...................         7,300            892            3,078
 Change in unrealized appreciation (depreciation) ........................       (29,640)         1,160            7,647
                                                                               ---------         ------          -------
 Net gain (loss) on investment securities ................................       (22,340)         2,052           10,725
                                                                               ---------         ------          -------
   Net increase (decrease) in net assets resulting from operations .......     $ (12,313)        $1,753          $13,423
                                                                               =========         ======          =======

                                                                             Third Avenue      Real Estate
                                                                                Value          Securities
                                                                           Sub-Account (a)   Sub-Account (b)
INVESTMENT INCOME:
 Dividend income .......................................................      $     42           $    0
 Capital gain distributions ............................................             0                0
                                                                              --------           ------
   Total investment income .............................................            42                0
                                                                              --------           ------
EXPENSES:
 Mortality and expense risk:
  Class A ..............................................................            58                3
  Class B ..............................................................           102                7
                                                                              --------           ------
   Total expenses ......................................................           160               10
                                                                              --------           ------
 Net investment income (loss) ..........................................          (118)             (10)
                                                                              --------           ------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) from securities transactions .................          (367)             (97)
 Change in unrealized appreciation (depreciation) ......................          (624)             (68)
                                                                              --------           ------
 Net gain (loss) on investment securities ..............................          (991)            (165)
                                                                              --------           ------
   Net increase (decrease) in net assets resulting from operations .....      $ (1,109)          $ (175)
                                                                              ========           ======

(a) The inception date of this Sub-Account was January 2, 1998.
(b) The inception date of this Sub-Account was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                           MONEY MARKET                 BOND
                                                           SUB-ACCOUNT               SUB-ACCOUNT
                                                           December 31,             December 31,
                                                    -------------------------- -----------------------
                                                         1998         1997         1998        1997
                                                    ------------- ------------ ----------- -----------
OPERATIONS:
 Net investment income (loss) .....................  $     5,242   $    4,323   $   5,213   $   3,787
 Net gain (loss) on investment securities .........            0            0       3,752       2,297
                                                     -----------   ----------   ---------   ---------
 Net increase (decrease) in net assets
  resulting from operations .......................        5,242        4,323       8,965       6,084
                                                     -----------   ----------   ---------   ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       89,466       24,672      39,699      34,812
                                                     -----------   ----------   ---------   ---------
 Less cost of units redeemed:
  Administrative charges ..........................           67           56          74          60
  Policy loans ....................................           10           44           9          29
  Surrender benefits ..............................       51,046       35,358      15,360      12,801
  Death benefits ..................................        2,489        1,410       1,002       1,119
                                                     -----------   ----------   ---------   ---------
                                                          53,612       36,868      16,445      14,009
                                                     -----------   ----------   ---------   ---------
  Increase (decrease) in net assets
   from capital unit transactions .................       35,854      (12,196)     23,254      20,803
                                                     -----------   ----------   ---------   ---------
  Net increase (decrease) in net assets ...........       41,096       (7,873)     32,219      26,887
 Depositor's equity contribution (redemption) .....            0            0           0           0
NET ASSETS:
 Beginning of year ................................      101,683      109,556     110,458      83,571
                                                     -----------   ----------   ---------   ---------
 End of year ......................................  $   142,779   $  101,683   $ 142,677   $ 110,458
                                                     ===========   ==========   =========   =========
UNIT ACTIVITY:
 Class A:
  Units outstanding -- beginning of year ..........        2,861        3,849       2,360       2,513
  Units issued ....................................       12,716       11,575       1,411         863
  Units redeemed ..................................      (12,181)     (12,563)     (1,356)     (1,016)
                                                     -----------   ----------   ---------   ---------
   Units outstanding -- end of year ...............        3,396        2,861       2,415       2,360
                                                     ===========   ==========   =========   =========
 Class B:
  Units outstanding -- beginning of year ..........        5,383        5,254       4,801       3,055
  Units issued ....................................       42,233       26,457       5,846       3,754
  Units redeemed ..................................      (39,777)     (26,328)     (4,296)     (2,008)
                                                     -----------   ----------   ---------   ---------
   Units outstanding -- end of year ...............        7,839        5,383       6,351       4,801
                                                     ===========   ==========   =========   =========
CAPITAL UNIT TRANSACTIONS BY CLASS:
 Class A
  Proceeds from units issued ......................  $   179,547   $  156,967   $  29,044   $  16,414
  Cost of units redeemed ..........................     (172,316)    (170,491)    (27,598)    (18,763)
                                                     -----------   ----------   ---------   ---------
   Increase (decrease) in net assets
    from capital unit transactions ................  $     7,231   $  (13,524)  $   1,446   $  (2,349)
                                                     ===========   ==========   =========   =========
 Class B
  Proceeds from units issued ......................  $   498,610   $  300,223   $  82,089   $  49,003
  Cost of units redeemed ..........................     (469,987)    (298,895)    (60,281)    (25,851)
                                                     -----------   ----------   ---------   ---------
   Increase (decrease) in net assets
    from capital unit transactions ................  $    28,623   $    1,328   $  21,808   $  23,152
                                                     ===========   ==========   =========   =========

                                                               GROWTH
                                                             SUB-ACCOUNT
                                                            December 31,
                                                    -----------------------------
                                                         1998           1997
                                                    -------------- --------------
OPERATIONS:
 Net investment income (loss) .....................   $   (3,071)    $   95,008
 Net gain (loss) on investment securities .........      619,001         44,193
                                                      ----------     ----------
 Net increase (decrease) in net assets
  resulting from operations .......................      615,930        139,201
                                                      ----------     ----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      176,685        100,049
                                                      ----------     ----------
 Less cost of units redeemed:
  Administrative charges ..........................          924            824
  Policy loans ....................................          276            291
  Surrender benefits ..............................      145,324        122,338
  Death benefits ..................................        6,422          6,036
                                                      ----------     ----------
                                                         152,946        129,489
                                                      ----------     ----------
  Increase (decrease) in net assets
   from capital unit transactions .................       23,739        (29,440)
                                                      ----------     ----------
  Net increase (decrease) in net assets ...........      639,669        109,761
 Depositor's equity contribution (redemption) .....            0              0
NET ASSETS:
 Beginning of year ................................    1,003,581        893,820
                                                      ----------     ----------
 End of year ......................................   $1,643,250     $1,003,581
                                                      ==========     ==========
UNIT ACTIVITY:
 Class A:
  Units outstanding -- beginning of year ..........       14,842         17,370
  Units issued ....................................        2,325          2,279
  Units redeemed ..................................       (4,104)        (4,807)
                                                      ----------     ----------
   Units outstanding -- end of year ...............       13,063         14,842
                                                      ==========     ==========
 Class B:
  Units outstanding -- beginning of year ..........       23,273         19,833
  Units issued ....................................       14,632          9,817
  Units redeemed ..................................      (10,470)        (6,377)
                                                      ----------     ----------
   Units outstanding -- end of year ...............       27,435         23,273
                                                      ==========     ==========
CAPITAL UNIT TRANSACTIONS BY CLASS:
 Class A
  Proceeds from units issued ......................   $  115,049     $   83,258
  Cost of units redeemed ..........................     (196,117)      (173,750)
                                                      ----------     ----------
   Increase (decrease) in net assets
    from capital unit transactions ................   $  (81,068)    $  (90,492)
                                                      ==========     ==========
 Class B
  Proceeds from units issued ......................   $  349,932     $  172,646
  Cost of units redeemed ..........................     (245,125)      (111,594)
                                                      ----------     ----------
   Increase (decrease) in net assets
    from capital unit transactions ................   $  104,807     $   61,052
                                                      ==========     ==========

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                                                      STRATEGIC
                                                             GLOBAL                 TOTAL RETURN             EMERGING GROWTH
                                                           SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                                          December 31,              December 31,              December 31,
                                                    ------------------------- ------------------------- -------------------------
                                                        1998         1997         1998         1997         1998         1997
                                                    ------------ ------------ ------------ ------------ ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................  $   22,977   $   67,753   $  14,285    $  31,906    $   13,033   $  34,075
 Net gain (loss) on investment securities .........     153,591       16,167      22,007       39,238       135,100      32,074
                                                     ----------   ----------   ---------    ---------    ----------   ---------
 Net increase (decrease) in net assets
  resulting from operations .......................     176,568       83,920      36,292       71,144       148,133      66,149
                                                     ----------   ----------   ---------    ---------    ----------   ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      84,146      153,435      53,733       73,224        52,394      65,278
                                                     ----------   ----------   ---------    ---------    ----------   ---------
 Less cost of units redeemed:
  Administrative charges ..........................         531          415         257          230           370         305
  Policy loans ....................................         169          179          75           78            81         148
  Surrender benefits ..............................      67,089       50,878      41,421       31,156        39,571      28,049
  Death benefits ..................................       2,884        2,194       2,375        2,384         1,824       1,218
                                                     ----------   ----------   ---------    ---------    ----------   ---------
                                                         70,673       53,666      44,128       33,848        41,846      29,720
                                                     ----------   ----------   ---------    ---------    ----------   ---------
  Increase (decrease) in net assets
   from capital unit transactions .................      13,473       99,769       9,605       39,376        10,548      35,558
                                                     ----------   ----------   ---------    ---------    ----------   ---------
  Net increase (decrease) in net assets ...........     190,041      183,689      45,897      110,520       158,681     101,707
 Depositor's equity contribution (redemption) .....           0            0           0            0             0           0
NET ASSETS:
 Beginning of year ................................     632,829      449,140     443,614      333,094       424,578     322,871
                                                     ----------   ----------   ---------    ---------    ----------   ---------
 End of year ......................................  $  822,870   $  632,829   $ 489,511    $ 443,614    $  583,259   $ 424,578
                                                     ==========   ==========   =========    =========    ==========   =========
UNIT ACTIVITY:
 Class A:
  Units outstanding -- beginning of year ..........      10,843       10,764       8,831        8,850         7,180       7,440
  Units issued ....................................       2,177        3,749       1,416        2,112         1,612       2,547
  Units redeemed ..................................      (3,380)      (3,670)     (2,264)      (2,131)       (2,349)     (2,807)
                                                     ----------   ----------   ---------    ---------    ----------   ---------
   Units outstanding -- end of year ...............       9,640       10,843       7,983        8,831         6,443       7,180
                                                     ==========   ==========   =========    =========    ==========   =========
 Class B:
  Units outstanding -- beginning of year ..........      15,530       11,159      15,125       12,771        11,279       9,377
  Units issued ....................................       8,478        9,373       5,389        5,551         6,337       6,544
  Units redeemed ..................................      (6,903)      (5,002)     (4,052)      (3,197)       (5,337)     (4,642)
                                                     ----------   ----------   ---------    ---------    ----------   ---------
   Units outstanding -- end of year ...............      17,105       15,530      16,462       15,125        12,279      11,279
                                                     ==========   ==========   =========    =========    ==========   =========
CAPITAL UNIT TRANSACTIONS BY CLASS:
 Class A
  Proceeds from units issued ......................  $   60,997   $   85,424   $  27,037    $  36,001    $   41,764   $  53,282
  Cost of units redeemed ..........................     (93,858)     (85,013)    (43,014)     (36,499)      (59,104)    (58,078)
                                                     ----------   ----------   ---------    ---------    ----------   ---------
   Increase (decrease) in net assets
    from capital unit transactions ................  $  (32,861)  $      411   $ (15,977)   $    (498)   $  (17,340)  $  (4,796)
                                                     ==========   ==========   =========    =========    ==========   =========
 Class B
 Proceeds from units issued .......................  $  236,884   $  215,509   $ 101,973    $  94,632    $  162,954   $ 137,690
 Cost of units redeemed ...........................    (190,550)    (116,151)    (76,391)     (54,758)     (135,066)    (97,336)
                                                     ----------   ----------   ---------    ---------    ----------   ---------
   Increase (decrease) in net assets
    from capital unit transactions ................  $   46,334   $   99,358   $  25,582    $  39,874    $   27,888   $  40,354
                                                     ==========   ==========   =========    =========    ==========   =========

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                        AGGRESSIVE GROWTH             BALANCED             GROWTH & INCOME
                                                           SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                                                          December 31,              December 31,            December 31,
                                                    ------------------------- ------------------------ -----------------------
                                                        1998         1997         1998         1997        1998        1997
                                                    ------------ ------------ ------------ ----------- ----------- -----------
OPERATIONS:
 Net investment income (loss) .....................  $  15,953    $  18,672    $     848    $  5,486    $   2,617   $  6,496
 Net gain (loss) on investment securities .........     99,018       19,487        2,982       1,940       (1,401)     1,829
                                                     ---------    ---------    ---------    --------    ---------   --------
 Net increase (decrease) in net assets
  resulting from operations .......................    114,971       38,159        3,830       7,426        1,216      8,325
                                                     ---------    ---------    ---------    --------    ---------   --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     61,019       51,596       21,611      16,015       22,549     13,870
                                                     ---------    ---------    ---------    --------    ---------   --------
 Less cost of units redeemed:
  Administrative charges ..........................        253          189           47          35           37         26
  Policy loans ....................................        191           69           34           5           15         14
  Surrender benefits ..............................     23,320       16,218        7,504       3,892        5,368      3,255
  Death benefits ..................................        922        1,009          334         615          342        622
                                                     ---------    ---------    ---------    --------    ---------   --------
                                                        24,686       17,485        7,919       4,547        5,762      3,917
                                                     ---------    ---------    ---------    --------    ---------   --------
  Increase (decrease) in net assets
   from capital unit transactions .................     36,333       34,111       13,692      11,468       16,787      9,953
                                                     ---------    ---------    ---------    --------    ---------   --------
  Net increase (decrease) in net assets ...........    151,304       72,270       17,522      18,894       18,003     18,278
 Depositor's equity contribution (redemption) .....          0            0            0           0            0          0
NET ASSETS:
 Beginning of year ................................    236,945      164,675       61,226      42,332       50,647     32,369
                                                     ---------    ---------    ---------    --------    ---------   --------
 End of year ......................................  $ 388,249    $ 236,945    $  78,748    $ 61,226    $  68,650   $ 50,647
                                                     =========    =========    =========    ========    =========   ========
UNIT ACTIVITY:
 Class A:
  Units outstanding -- beginning of year ..........      4,173        4,385        1,239       1,124          885        961
  Units issued ....................................      1,588        1,851          652         511          654        478
  Units redeemed ..................................     (1,692)      (2,063)        (555)       (396)        (518)      (554)
                                                     ---------    ---------    ---------    --------    ---------   --------
   Units outstanding -- end of year ...............      4,069        4,173        1,336       1,239        1,021        885
                                                     =========    =========    =========    ========    =========   ========
 Class B:
  Units outstanding -- beginning of year ..........      9,141        6,954        3,157       2,386        2,316      1,554
  Units issued ....................................      6,364        5,495        2,021       1,449        2,664      1,325
  Units redeemed ..................................     (4,698)      (3,308)      (1,154)       (678)      (1,732)      (563)
                                                     ---------    ---------    ---------    --------    ---------   --------
   Units outstanding -- end of year ...............     10,807        9,141        4,024       3,157        3,248      2,316
                                                     =========    =========    =========    ========    =========   ========
CAPITAL UNIT TRANSACTIONS BY CLASS:
 Class A
  Proceeds from units issued ......................  $  33,380    $  30,741    $   9,298    $  6,670    $  10,307   $  6,632
  Cost of units redeemed ..........................    (34,274)     (33,539)      (7,930)     (5,169)      (8,136)    (7,537)
                                                     ---------    ---------    ---------    --------    ---------   --------
   Increase (decrease) in net assets
    from capital unit transactions ................  $    (894)   $  (2,798)   $   1,368    $  1,501    $   2,171   $   (905)
                                                     =========    =========    =========    ========    =========   ========
 Class B
  Proceeds from units issued ......................  $ 134,461    $  91,322    $  28,613    $ 18,801    $  41,704   $ 18,709
  Cost of units redeemed ..........................    (97,234)     (54,413)     (16,289)     (8,834)     (27,088)    (7,851)
                                                     ---------    ---------    ---------    --------    ---------   --------
   Increase (decrease) in net assets
    from capital unit transactions ................  $  37,227    $  36,909    $  12,324    $  9,967    $  14,616   $ 10,858
                                                     =========    =========    =========    ========    =========   ========

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                   TACTICAL ASSET ALLOCATION     C.A.S.E. GROWTH          GLOBAL SECTOR
                                                          SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                                         December 31,             December 31,            December 31,
                                                   ------------------------- ----------------------- -----------------------
                                                       1998         1997         1998        1997        1998        1997
                                                   ------------ ------------ ----------- ----------- ----------- -----------
OPERATIONS:
 Net investment income (loss) ....................  $  26,761    $  16,973    $   4,303   $  3,913    $    171    $    505
 Net gain (loss) on investment securities ........     (7,555)      15,427       (3,980)      (788)        765        (407)
                                                    ---------    ---------    ---------   --------    --------    --------
 Net increase (decrease) in net assets
  resulting from operations ......................     19,206       32,400          323      3,125         936          98
                                                    ---------    ---------    ---------   --------    --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ..........     60,662       71,016        5,436     32,505        (627)      7,365
                                                    ---------    ---------    ---------   --------    --------    --------
 Less cost of units redeemed:
  Administrative charges .........................        145          107           33         15           8           4
  Policy loans ...................................         61           38           17         12           5           1
  Surrender benefits .............................     27,240       17,363        3,062      1,838         799         665
  Death benefits .................................      1,105        1,673          578        222          82          14
                                                    ---------    ---------    ---------   --------    --------    --------
                                                       28,551       19,181        3,690      2,087         894         684
                                                    ---------    ---------    ---------   --------    --------    --------
  Increase (decrease) in net assets
   from capital unit transactions ................     32,111       51,835        1,746     30,418      (1,521)      6,681
                                                    ---------    ---------    ---------   --------    --------    --------
  Net increase (decrease) in net assets ..........     51,317       84,235        2,069     33,543        (585)      6,779
Depositor's equity contribution (redemption) .....          0            0            0        (25)       (556)          0
NET ASSETS:
 Beginning of year ...............................    272,007      187,772       49,672     16,154      12,705       5,926
                                                    ---------    ---------    ---------   --------    --------    --------
 End of year .....................................  $ 323,324    $ 272,007    $  51,741   $ 49,672    $ 11,564    $ 12,705
                                                    =========    =========    =========   ========    ========    ========
UNIT ACTIVITY:
 Class A:
  Units outstanding -- beginning of year .........      5,049        4,640        1,121        260         220         230
  Units issued ...................................      1,544        1,856          538      1,162          44         113
  Units redeemed .................................     (1,419)      (1,447)        (772)      (301)       (141)       (123)
                                                    ---------    ---------    ---------   --------    --------    --------
   Units outstanding -- end of year ..............      5,174        5,049          887      1,121         123         220
                                                    =========    =========    =========   ========    ========    ========
 Class B:
  Units outstanding -- beginning of year .........     12,633        9,398        2,618      1,164         965         334
  Units issued ...................................      5,679        6,245        1,879      2,142         348         878
  Units redeemed .................................     (3,816)      (3,010)      (1,454)      (688)       (440)       (247)
                                                    ---------    ---------    ---------   --------    --------    --------
   Units outstanding -- end of year ..............     14,496       12,633        3,043      2,618         873         965
                                                    =========    =========    =========   ========    ========    ========
CAPITAL UNIT TRANSACTIONS BY CLASS:
 Class A
  Proceeds from units issued .....................  $  24,856    $  26,637    $   8,282   $ 18,073    $    506    $  1,229
  Cost of units redeemed .........................    (22,698)     (20,740)     (12,019)    (4,706)     (1,579)     (1,348)
                                                    ---------    ---------    ---------   --------    --------    --------
   Increase (decrease) in net assets
    from capital unit transactions ...............  $   2,158    $   5,897    $  (3,737)  $ 13,367    $ (1,073)   $   (119)
                                                    =========    =========    =========   ========    ========    ========
 Class B
  Proceeds from units issued .....................  $  90,625    $  89,910    $  22,803   $ 24,989    $  3,952    $  9,471
  Cost of units redeemed .........................    (60,672)     (43,972)     (17,320)    (7,963)     (4,956)     (2,671)
                                                    ---------    ---------    ---------   --------    --------    --------
   Increase (decrease) in net assets
    from capital unit transactions ...............  $  29,953    $  45,938    $   5,483   $ 17,026    $ (1,004)   $  6,800
                                                    =========    =========    =========   ========    ========    ========

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                          VALUE EQUITY         INTERNATIONAL EQUITY         U.S. EQUTIY
                                                           SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                                          December 31,             December 31,            December 31,
                                                    ------------------------- ----------------------- -----------------------
                                                        1998         1997         1998      1997 (a)      1998      1997 (a)
                                                    ------------ ------------ ----------- ----------- ----------- -----------
OPERATIONS:
 Net investment income (loss) .....................  $  10,027    $     576    $    (299)  $    (55)   $   2,698   $   1,223
 Net gain (loss) on investment securities .........    (22,340)      16,752        2,052       (273)      10,725       1,489
                                                     ---------    ---------    ---------   --------    ---------   ---------
 Net increase (decrease) in net assets
  resulting from operations .......................    (12,313)      17,328        1,753       (328)      13,423       2,712
                                                     ---------    ---------    ---------   --------    ---------   ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     11,585       97,065        9,266     17,763       52,247      38,761
                                                     ---------    ---------    ---------   --------    ---------   ---------
 Less cost of units redeemed:
  Administrative charges ..........................         84           41           13          3           25           5
  Policy loans ....................................         64           14           26          5           22           0
  Surrender benefits ..............................     14,233        7,470        1,407        504        7,153       2,568
  Death benefits ..................................        682          315          207          5          386           1
                                                     ---------    ---------    ---------   --------    ---------   ---------
                                                        15,063        7,840        1,653        517        7,586       2,574
                                                     ---------    ---------    ---------   --------    ---------   ---------
  Increase (decrease) in net assets
   from capital unit transactions .................     (3,478)      89,225        7,613     17,246       44,661      36,187
                                                     ---------    ---------    ---------   --------    ---------   ---------
  Net increase (decrease) in net assets ...........    (15,791)     106,553        9,366     16,918       58,084      38,899
 Depositor's equity contribution (redemption) .....          0         (343)        (725)       600         (408)        300
NET ASSETS:
 Beginning of year ................................    146,648       40,438       17,518          0       39,199           0
                                                     ---------    ---------    ---------   --------    ---------   ---------
 End of year ......................................  $ 130,857    $ 146,648    $  26,159   $ 17,518    $  96,875   $  39,199
                                                     =========    =========    =========   ========    =========   =========
UNIT ACTIVITY:
 Class A:
  Units outstanding -- beginning of year ..........      3,562        1,486          601          0          987           0
  Units issued ....................................      2,145        3,436          665        717        1,779       1,742
  Units redeemed ..................................     (2,743)      (1,360)        (693)      (116)      (1,228)       (755)
                                                     ---------    ---------    ---------   --------    ---------   ---------
   Units outstanding -- end of year ...............      2,964        3,562          573        601        1,538         987
                                                     =========    =========    =========   ========    =========   =========
 Class B:
  Units outstanding -- beginning of year ..........      7,035        2,119        1,051          0        2,141           0
  Units issued ....................................      5,002        7,466        1,776      1,505        5,244       3,215
  Units redeemed ..................................     (4,934)      (2,550)      (1,185)      (454)      (2,545)     (1,074)
                                                     ---------    ---------    ---------   --------    ---------   ---------
   Units outstanding -- end of year ...............      7,103        7,035        1,642      1,051        4,840       2,141
                                                     =========    =========    =========   ========    =========   =========
CAPITAL UNIT TRANSACTIONS BY CLASS:
 Class A
  Proceeds from units issued ......................  $  29,077    $  43,341    $   7,942   $  7,704    $  24,458   $  20,081
  Cost of units redeemed ..........................    (36,336)     (17,206)      (8,214)    (1,254)     (17,106)     (8,686)
                                                     ---------    ---------    ---------   --------    ---------   ---------
   Increase (decrease) in net assets
    from capital unit transactions ................  $  (7,259)   $  26,135    $    (272)  $  6,450    $   7,352   $  11,395
                                                     =========    =========    =========   ========    =========   =========
 Class B
 Proceeds from units issued .......................  $  69,109    $  95,515    $  20,738   $ 16,298    $  71,783   $  37,740
 Cost of units redeemed ...........................    (65,328)     (32,768)     (13,578)    (4,902)     (34,882)    (12,648)
                                                     ---------    ---------    ---------   --------    ---------   ---------
   Increase (decrease) in net assets
from capital unit transactions ....................  $   3,781    $  62,747    $   7,160   $ 11,396    $  36,901   $  25,092
                                                     =========    =========    =========   ========    =========   =========

(a) The inception date of this Sub-Account was January 2, 1997.

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                           THIRD AVENUE     REAL ESTATE
                                                               VALUE         SECURITIES
                                                            SUB-ACCOUNT     SUB-ACCOUNT
                                                           December 31,     December 31,
                                                             1998 (b)         1998 (c)
                                                          --------------   -------------
OPERATIONS:
 Net investment income (loss) .........................      $   (118)       $    (10)
 Net gain (loss) on investment securities .............          (991)           (165)
                                                             --------        --------
  Net increase (decrease) in net assets
   resulting from operations ..........................        (1,109)           (175)
                                                             --------        --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...............        16,606           1,484
                                                             --------        --------
 Less cost of units redeemed:
  Administrative charges ..............................             4               0
  Policy loans ........................................             0               0
  Surrender benefits ..................................           453              14
  Death benefits ......................................             0               0
                                                             --------        --------
                                                                  457              14
                                                             --------        --------
  Increase (decrease) in net assets
   from capital unit transactions .....................        16,149           1,470
                                                             --------        --------
  Net increase (decrease) in net assets ...............        15,040           1,295
 Depositor's equity contribution (redemption) .........           300             600
NET ASSETS:
 Beginning of year ....................................             0               0
                                                             --------        --------
 End of year ..........................................      $ 15,340        $  1,895
                                                             ========        ========
UNIT ACTIVITY:
 Class A:
  Units outstanding -- beginning of year ..............             0               0
  Units issued ........................................           992              84
  Units redeemed ......................................          (348)            (16)
                                                             --------        --------
   Units outstanding -- end of year ...................           644              68
                                                             ========        ========
 Class B:
  Units outstanding -- beginning of year ..............             0               0
  Units issued ........................................         1,702             302
  Units redeemed ......................................          (677)           (145)
                                                             --------        --------
   Units outstanding -- end of year ...................         1,025             157
                                                             ========        ========
CAPITAL UNIT TRANSACTIONS BY CLASS:
 Class A
  Proceeds from units issued ..........................      $  9,565        $    784
  Cost of units redeemed ..............................        (3,245)           (151)
                                                             --------        --------
   Increase (decrease) in net assets
    from capital unit transactions ....................      $  6,320        $    633
                                                             ========        ========
 Class B
  Proceeds from units issued ..........................      $ 16,395        $  2,659
  Cost of units redeemed ..............................        (6,266)         (1,222)
                                                             --------        --------
   Increase (decrease) in net assets
    from capital unit transactions ....................      $ 10,129        $  1,437
                                                             ========        ========

(b) The inception date of this Sub-Account was January 2, 1998.
(c) The inception date of this Sub-Account was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                          MONEY MARKET SUB-ACCOUNT
                                                                               December 31,
                                                                          -----------------------
                                                                              1998        1997
                                                                          ----------- -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................   $ 13.82     $ 13.29
 Income from operations:
  Net investment income (loss) ..........................................      0.55        0.53
  Net realized and unrealized gain (loss) on investment .................      0.00        0.00
                                                                            -------     -------
   Net income (loss) from operations ....................................      0.55        0.53
                                                                            -------     -------
Accumulation unit value, end of year ....................................   $ 14.37     $ 13.82
                                                                            =======     =======
Total return (a) ........................................................      3.99%       4.00%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $48,797     $39,531
 Ratios of net investment income (loss) to average net assets (b) .......      3.89%       3.92%

                                                                               MONEY MARKET SUB-ACCOUNT
                                                                                     December 31,
                                                                          -----------------------------------
                                                                              1996        1995        1994
                                                                          ----------- ----------- -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................   $ 12.80     $ 12.29     $ 12.03
 Income from operations:
  Net investment income (loss) ..........................................      0.49        0.51        0.26
  Net realized and unrealized gain (loss) on investment .................      0.00        0.00        0.00
                                                                            -------     -------     -------
   Net income (loss) from operations ....................................      0.49        0.51        0.26
                                                                            -------     -------     -------
Accumulation unit value, end of year ....................................   $ 13.29     $ 12.80     $ 12.29
                                                                            =======     =======     =======
Total return (a) ........................................................      3.81%       4.12%       2.22%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $51,141     $41,596     $55,318
 Ratios of net investment income (loss) to average net assets (b) .......      3.72%       4.03%       2.28%

                                                                             BOND SUB-ACCOUNT
                                                                               December 31,
                                                                          -----------------------
                                                                              1998        1997
                                                                          ----------- -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................   $ 19.52     $ 18.11
 Income from operations:
  Net investment income (loss) ..........................................      0.82        0.73
  Net realized and unrealized gain (loss) on investment .................      0.74        0.68
                                                                            -------     -------
   Net income (loss) from operations ....................................      1.56        1.41
                                                                            -------     -------
Accumulation unit value, end of year ....................................   $ 21.08     $ 19.52
                                                                            =======     =======
Total return (a) ........................................................      7.96%       7.80%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $50,893     $46,082
 Ratios of net investment income (loss) to average net assets (b) .......      4.02%       3.95%

                                                                                    BOND SUB-ACCOUNT
                                                                                      December 31,
                                                                          -------------------------------------
                                                                              1996         1995        1994
                                                                          ------------ ----------- ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................   $ 18.31      $ 15.08     $ 16.40
 Income from operations:
  Net investment income (loss) ..........................................      0.77         0.83        0.72
  Net realized and unrealized gain (loss) on investment .................     (0.97)        2.40       (2.04)
                                                                            -------      -------     -------
   Net income (loss) from operations ....................................     (0.20)        3.23       (1.32)
                                                                            -------      -------     -------
Accumulation unit value, end of year ....................................   $ 18.11      $ 18.31     $ 15.08
                                                                            =======      =======     =======
Total return (a) ........................................................     (1.10)%      21.46%      (8.10)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $45,516      $54,109     $47,193
 Ratios of net investment income (loss) to average net assets (b) .......      4.34%        4.94%       4.69%

                                                                              GROWTH SUB-ACCOUNT
                                                                                 December 31,
                                                                           -------------------------
                                                                               1998         1997
                                                                           ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $ 38.50      $  33.17
 Income from operations:
  Net investment income (loss) ...........................................     (0.08)         3.42
  Net realized and unrealized gain (loss) on investment ..................     24.12          1.91
                                                                             -------      --------
   Net income (loss) from operations .....................................     24.04          5.33
                                                                             -------      --------
Accumulation unit value, end of year .....................................   $ 62.54      $  38.50
                                                                             =======      ========
Total return (a) .........................................................     62.43%        16.09%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $817,014     $571,456
 Ratios of net investment income (loss) to average net assets (b) ........     (0.18)%        9.36%

                                                                                     GROWTH SUB-ACCOUNT
                                                                                        December 31,
                                                                           --------------------------------------
                                                                               1996         1995         1994
                                                                           ------------ ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  28.47     $  19.60     $ 21.64
 Income from operations:
  Net investment income (loss) ...........................................       1.64         2.35       (0.06)
  Net realized and unrealized gain (loss) on investment ..................       3.06         6.52       (1.98)
                                                                             --------     --------     -------
   Net income (loss) from operations .....................................       4.70         8.87       (2.04)
                                                                             --------     --------     -------
Accumulation unit value, end of year .....................................   $  33.17     $  28.47     $ 19.60
                                                                             ========     ========     =======
Total return (a) .........................................................      16.50%       45.29%      (9.45)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $576,115     $532,646     $409,881
 Ratios of net investment income (loss) to average net assets (b) ........       5.22%        9.81%      (0.28)%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                              GLOBAL SUB-ACCOUNT
                                                                                 December 31,
                                                                           -------------------------
                                                                               1998         1997
                                                                           ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  24.10     $  20.55
 Income from operations:
  Net investment income (loss) ...........................................       0.83         2.55
  Net realized and unrealized gain (loss) on investment ..................       6.01         1.00
                                                                             --------     --------
   Net income (loss) from operations .....................................       6.84         3.55
                                                                             --------     --------
Accumulation unit value, end of year .....................................   $  30.94     $  24.10
                                                                             ========     ========
Total return (a) .........................................................      28.40%       17.28%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $298,285     $261,317
 Ratios of net investment income (loss) to average net assets (b) ........       2.97%       11.01%

                                                                                     GLOBAL SUB-ACCOUNT
                                                                                        December 31,
                                                                           --------------------------------------
                                                                               1996         1995         1994
                                                                           ------------ ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  16.29     $  13.40     $ 13.54
 Income from operations:
  Net investment income (loss) ...........................................       1.62         0.42        0.45
  Net realized and unrealized gain (loss) on investment ..................       2.64         2.47       (0.59)
                                                                             --------     --------     -------
   Net income (loss) from operations .....................................       4.26         2.89       (0.14)
                                                                             --------     --------     -------
Accumulation unit value, end of year .....................................   $  20.55     $  16.29     $ 13.40
                                                                             ========     ========     =======
Total return (a) .........................................................      26.15%       21.53%      (0.99)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $221,185     $141,425     $144,705
 Ratios of net investment income (loss) to average net assets (b) ........       8.60%        2.89%       3.40%

                                                                            STRATEGIC TOTAL RETURN
                                                                                  SUB-ACCOUNT
                                                                                 December 31,
                                                                           -------------------------
                                                                               1998         1997
                                                                           ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  18.60     $  15.46
 Income from operations:
  Net investment income (loss) ...........................................       0.56         1.34
  Net realized and unrealized gain (loss) on investment ..................       0.98         1.80
                                                                             --------     --------
   Net income (loss) from operations .....................................       1.54         3.14
                                                                             --------     --------
Accumulation unit value, end of year .....................................   $  20.14     $  18.60
Total return (a) .........................................................       8.28%       20.34%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...............................   $160,783     $164,259
  Ratios of net investment income (loss) to average net assets (b) .......       2.95%        7.83%

                                                                             STRATEGIC TOTAL RETURN SUB-ACCOUNT
                                                                                        December 31,
                                                                           --------------------------------------
                                                                               1996         1995         1994
                                                                           ------------ ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  13.61     $  11.06     $ 11.25
 Income from operations:
  Net investment income (loss) ...........................................       0.68         0.59        0.16
  Net realized and unrealized gain (loss) on investment ..................       1.17         1.96       (0.35)
                                                                             --------     --------     -------
   Net income (loss) from operations .....................................       1.85         2.55       (0.19)
                                                                             --------     --------     -------
Accumulation unit value, end of year .....................................   $  15.46     $  13.61     $ 11.06
Total return (a) .........................................................      13.57%       23.11%      (1.77)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...............................   $136,789     $116,374     $88,607
  Ratios of net investment income (loss) to average net assets (b) .......       4.75%        4.74%       1.43%

                                                                                EMERGING GROWTH
                                                                                  SUB-ACCOUNT
                                                                                 December 31,
                                                                           -------------------------
                                                                               1998         1997
                                                                           ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  23.10     $  19.26
 Income from operations:
  Net investment income (loss) ...........................................       0.69         1.85
  Net realized and unrealized gain (loss) on investment ..................       7.54         1.99
                                                                             --------     --------
   Net income (loss) from operations .....................................       8.23         3.84
                                                                             --------     --------
Accumulation unit value, end of year .....................................   $  31.33     $  23.10
                                                                             ========     ========
Total return (a) .........................................................      35.63%       19.95%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $201,838     $165,848
 Ratios of net investment income (loss) to average net assets (b) ........       2.69%        8.73%

                                                                                EMERGING GROWTH SUB-ACCOUNT
                                                                                        December 31,
                                                                           --------------------------------------
                                                                               1996         1995         1994
                                                                           ------------ ------------ ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  16.40     $  11.31     $ 12.37
 Income from operations:
  Net investment income (loss) ...........................................       0.63         0.51       (0.13)
  Net realized and unrealized gain (loss) on investment ..................       2.23         4.58       (0.93)
                                                                             --------     --------     -------
   Net income (loss) from operations .....................................       2.86         5.09       (1.06)
                                                                             --------     --------     -------
Accumulation unit value, end of year .....................................   $  19.26     $  16.40     $ 11.31
                                                                             ========     ========     =======
Total return (a) .........................................................      17.41%       44.97%      (8.51)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $143,282     $115,797     $83,480
 Ratios of net investment income (loss) to average net assets (b) ........       3.42%        3.68%      (1.21)%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                              AGGRESSIVE GROWTH
                                                                                 SUB-ACCOUNT
                                                                                 December 31,
                                                                           ------------------------
                                                                               1998         1997
                                                                           ------------ -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $  17.86     $ 14.56
 Income from operations:
  Net investment income (loss) ...........................................       1.13        1.42
  Net realized and unrealized gain (loss) on investment ..................       7.24        1.88
                                                                             --------     -------
   Net income (loss) from operations .....................................       8.37        3.30
                                                                             --------     -------
Accumulation unit value, end of year .....................................   $  26.23     $ 17.86
                                                                             ========     =======
Total return (a) .........................................................      46.84%      22.71%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $106,742     $74,544
 Ratios of net investment income (loss) to average net assets (b) ........       5.39%       8.51%

                                                                              AGGRESSIVE GROWTH SUB-ACCOUNT
                                                                                       December 31,
                                                                           ------------------------------------
                                                                               1996        1995      1994 (c)
                                                                           ----------- ----------- ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $ 13.35     $  9.79     $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................      0.25        0.29       (0.08)
  Net realized and unrealized gain (loss) on investment ..................      0.96        3.27       (0.13)
                                                                             -------     -------     -------
   Net income (loss) from operations .....................................      1.21        3.56       (0.21)
                                                                             -------     -------     -------
Accumulation unit value, end of year .....................................   $ 14.56     $ 13.35     $  9.79
                                                                             =======     =======     =======
Total return (a) .........................................................      9.07%      36.31%      (2.08)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $63,843     $65,666     $18,555
 Ratios of net investment income (loss) to average net assets (b) ........      1.77%       2.28%      (1.04)%

                                                                            BALANCED SUB-ACCOUNT
                                                                                December 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $ 13.99     $ 12.09
 Income from operations:
  Net investment income (loss) ...........................................      0.17        1.32
  Net realized and unrealized gain (loss) on investment ..................      0.61        0.58
                                                                             -------     -------
   Net income (loss) from operations .....................................      0.78        1.90
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 14.77     $ 13.99
                                                                             =======     =======
Total return (a) .........................................................      5.60%      15.65%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $19,730     $17,324
 Ratios of net investment income (loss) to average net assets (b) ........      1.19%      10.01%

                                                                                   BALANCED SUB-ACCOUNT
                                                                                       December 31,
                                                                           ------------------------------------
                                                                               1996        1995      1994 (c)
                                                                           ----------- ----------- ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $ 11.06     $  9.35     $  10.00
 Income from operations:
  Net investment income (loss) ...........................................      0.26        0.29         0.21
  Net realized and unrealized gain (loss) on investment ..................      0.77        1.42        (0.86)
                                                                             -------     -------     --------
   Net income (loss) from operations .....................................      1.03        1.71        (0.65)
                                                                             -------     -------     --------
Accumulation unit value, end of year .....................................   $ 12.09     $ 11.06     $   9.35
                                                                             =======     =======     ========
Total return (a) .........................................................      9.34%      18.31%       (6.52)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $13,598     $11,343     $  9,379
 Ratios of net investment income (loss) to average net assets (b) ........      2.29%       2.85%        2.63%

                                                                               GROWTH & INCOME
                                                                                 SUB-ACCOUNT
                                                                                December 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $ 15.89     $ 12.91
 Income from operations:
  Net investment income (loss) ...........................................      0.66        2.06
  Net realized and unrealized gain (loss) on investment ..................     (0.38)       0.92
                                                                             -------     -------
  Net income (loss) from operations ......................................      0.28        2.98
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 16.17     $ 15.89
                                                                             =======     =======
Total return (a) .........................................................      1.77%      23.10%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $16,502     $14,056
 Ratios of net investment income (loss) to average net assets (b) ........      4.17%      14.87%

                                                                               GROWTH & INCOME SUB-ACCOUNT
                                                                                       December 31,
                                                                           ------------------------------------
                                                                               1996        1995      1994 (c)
                                                                           ----------- ----------- ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ...............................   $ 11.71     $  9.46     $  10.00
 Income from operations:
  Net investment income (loss) ...........................................      0.50        0.45         0.32
  Net realized and unrealized gain (loss) on investment ..................      0.70        1.80        (0.86)
                                                                             -------     -------     --------
  Net income (loss) from operations ......................................      1.20        2.25        (0.54)
                                                                             -------     -------     --------
Accumulation unit value, end of year .....................................   $ 12.91     $ 11.71     $   9.46
                                                                             =======     =======     ========
Total return (a) .........................................................     10.25%      23.70%       (5.37)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $12,397     $11,890     $  5,506
 Ratios of net investment income (loss) to average net assets (b) ........      4.17%       4.26%        4.07%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                               TACTICAL ASSET ALLOCATION SUB-ACCOUNT
                                                                                           December 31,
                                                                          -----------------------------------------------
                                                                              1998        1997        1996      1995 (d)
                                                                          ----------- ----------- ----------- -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................   $ 15.43     $ 13.40     $ 11.86     $ 10.00
 Income from operations:
  Net investment income (loss) ..........................................      1.40        1.02        0.46        0.58
  Net realized and unrealized gain (loss) on investment .................     (0.32)       1.01        1.08        1.28
                                                                            -------     -------     -------     -------
   Net income (loss) from operations ....................................      1.08        2.03        1.54        1.86
                                                                            -------     -------     -------     -------
Accumulation unit value, end of year ....................................   $ 16.51     $ 15.43     $ 13.40     $ 11.86
                                                                            =======     =======     =======     =======
Total return (a) ........................................................      6.98%      15.14%      13.00%      18.61%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $85,428     $77,923     $62,195     $34,910
 Ratios of net investment income (loss) to average net assets (b) .......      8.72%       6.99%       3.71%       5.25%

                                                                                  C.A.S.E. GROWTH SUB-ACCOUNT
                                                                                         December 31,
                                                                            ---------------------------------------
                                                                                1998          1997        1996 (e)
                                                                            -----------   -----------   -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................     $ 15.77       $ 13.88       $ 12.87
 Income from operations:
  Net investment income (loss) ..........................................        1.27          3.15          0.39
  Net realized and unrealized gain (loss) on investment .................       (1.08)        (1.26)         0.62
                                                                              -------       -------       -------
   Net income (loss) from operations ....................................        0.19          1.89          1.01
                                                                              -------       -------       -------
Accumulation unit value, end of year ....................................     $ 15.96       $ 15.77       $ 13.88
                                                                              =======       =======       =======
Total return (a) ........................................................        1.20%        13.60%         7.84%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................     $14,161       $17,677       $ 3,612
 Ratios of net investment income (loss) to average net assets (b) .......        8.11%        20.61%         4.43%

                                                                                   GLOBAL SECTOR SUB-ACCOUNT
                                                                                         December 31,
                                                                            ---------------------------------------
                                                                                1998         1997        1996 (f)
                                                                            -----------   ----------   ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................     $ 10.75      $ 10.52       $ 10.00
 Income from operations:
  Net investment income (loss) ..........................................        0.11         0.39         (0.01)
  Net realized and unrealized gain (loss) on investment .................        0.80        (0.16)         0.53
                                                                              -------      -------       -------
   Net income (loss) from operations ....................................        0.91         0.23          0.52
                                                                              -------      -------       -------
Accumulation unit value, end of year ....................................     $ 11.66      $ 10.75       $ 10.52
                                                                              =======      =======       =======
Total return (a) ........................................................        8.47%        2.15%         5.19%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................     $ 1,433      $ 2,361       $ 2,417
 Ratios of net investment income (loss) to average net assets (b) .......        0.95%        3.54%        (0.09)%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                                    VALUE EQUITY SUB-ACCOUNT
                                                                                          December 31,
                                                                            ----------------------------------------
                                                                                1998           1997        1996 (f)
                                                                            ------------   -----------   -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................     $ 13.86        $ 11.22       $ 10.00
 Income from operations:
  Net investment income (loss) ..........................................        0.89           0.07          0.02
  Net realized and unrealized gain (loss) on investment .................       (1.71)          2.57          1.20
                                                                              -------        -------       -------
  Net income (loss) from operations .....................................       (0.82)          2.64          1.22
                                                                              -------        -------       -------
Accumulation unit value, end of year ....................................     $ 13.04        $ 13.86       $ 11.22
                                                                              =======        =======       =======
Total return (a) ........................................................       (5.96)%        23.49%        12.25%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................     $38,640        $49,376       $16,679
 Ratios of net investment income (loss) to average net assets (b) .......        6.44%          0.55%         0.30%

                                                                               INTERNATIONAL EQUITY
                                                                                    SUB-ACCOUNT
                                                                                   December 31,
                                                                            ---------------------------
                                                                                1998         1997 (g)
                                                                            ------------   ------------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................     $ 10.62        $ 10.00
 Income from operations:
  Net investment income (loss) ..........................................       (0.14)         (0.05)
  Net realized and unrealized gain (loss) on investment .................        1.35           0.67
                                                                              -------        -------
   Net income (loss) from operations ....................................        1.21           0.62
                                                                              -------        -------
Accumulation unit value, end of year ....................................     $ 11.83        $ 10.62
                                                                              =======        =======
Total return (a) ........................................................       11.45%          6.17%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................     $ 6,783        $ 6,377
 Ratios of net investment income (loss) to average net assets (b) .......       (1.16)%        (0.52)%

                                                                                   U.S. EQUITY
                                                                                   SUB-ACCOUNT
                                                                                  December 31,
                                                                            -------------------------
                                                                                1998        1997 (g)
                                                                            -----------   -----------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................     $ 12.54       $ 10.00
 Income from operations:
  Net investment income (loss) ..........................................        0.54          0.75
  Net realized and unrealized gain (loss) on investment .................        2.14          1.79
                                                                              -------       -------
   Net income (loss) from operations ....................................        2.68          2.54
                                                                              -------       -------
Accumulation unit value, end of year ....................................     $ 15.22       $ 12.54
                                                                              =======       =======
Total return (a) ........................................................       21.35%        25.44%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................     $23,419       $12,377
 Ratios of net investment income (loss) to average net assets (b) .......        3.90%         6.37%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                             THIRD AVENUE
                                                                                VALUE
                                                                             SUB-ACCOUNT
                                                                             December 31,
                                                                               1998 (h)
                                                                            -------------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................      $ 10.00
 Income from operations:
  Net investment income (loss) ..........................................        (0.08)
  Net realized and unrealized gain (loss) on investment .................        (0.72)
                                                                               -------
   Net income (loss) from operations ....................................        (0.80)
                                                                               -------
Accumulation unit value, end of year ....................................      $  9.20
                                                                               =======
Total return (a) ........................................................        (7.99)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................      $ 5,921
 Ratios of net investment income (loss) to average net assets (b) .......        (0.89)%

                                                                             REAL ESTATE
                                                                              SECURITIES
                                                                             SUB-ACCOUNT
                                                                             December 31,
                                                                               1998 (i)
                                                                            -------------
CLASS A UNITS:
Accumulation unit value, beginning of year ..............................     $  10.00
 Income from operations:
  Net investment income (loss) ..........................................        (0.07)
  Net realized and unrealized gain (loss) on investment .................        (1.49)
                                                                              --------
   Net income (loss) from operations ....................................        (1.56)
                                                                              --------
Accumulation unit value, end of year ....................................     $   8.44
                                                                              ========
Total return (a) ........................................................       (15.65)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................     $    571
 Ratios of net investment income (loss) to average net assets (b) .......        (1.26)%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                           MONEY MARKET SUB-ACCOUNT
                                                                                December 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $ 11.55     $ 11.12
 Income from operations:
  Net investment income (loss) ...........................................      0.44        0.43
  Net realized and unrealized gain (loss) on investment ..................      0.00        0.00
                                                                             -------     -------
   Net income (loss) from operations .....................................      0.44        0.43
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 11.99     $ 11.55
                                                                             =======     =======
Total return (a) .........................................................      3.83%       3.84%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $93,982     $62,152
 Ratios of net investment income (loss) to average net assets (b) ........      3.72%       3.78%

                                                                                MONEY MARKET SUB-ACCOUNT
                                                                                      December 31,
                                                                           -----------------------------------
                                                                               1996        1995        1994
                                                                           ----------- ----------- -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $ 10.73     $ 10.32     $ 10.11
 Income from operations:
  Net investment income (loss) ...........................................      0.39        0.41        0.21
  Net realized and unrealized gain (loss) on investment ..................      0.00        0.00        0.00
                                                                             -------     -------     -------
   Net income (loss) from operations .....................................      0.39        0.41        0.21
                                                                             -------     -------     -------
Accumulation unit value, end of year .....................................   $ 11.12     $ 10.73     $ 10.32
                                                                             =======     =======     =======
Total return (a) .........................................................      3.65%       3.96%       2.07%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $58,415     $28,524     $28,537
 Ratios of net investment income (loss) to average net assets (b) ........      3.57%       3.89%       2.26%


                                                                             BOND SUB-ACCOUNT
                                                                               December 31,
                                                                          -----------------------
                                                                              1998        1997
                                                                          ----------- -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ..............................   $ 13.41     $ 12.46
 Income from operations:
  Net investment income (loss) ..........................................      0.60        0.67
  Net realized and unrealized gain (loss) on investment .................      0.44        0.28
                                                                            -------     -------
   Net income (loss) from operations ....................................      1.04        0.95
                                                                            -------     -------
Accumulation unit value, end of year ....................................   $ 14.45     $ 13.41
                                                                            =======     =======
Total return (a) ........................................................      7.80%       7.64%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $91,784     $64,376
 Ratios of net investment income (loss) to average net assets (b) .......      4.31%       5.26%

                                                                                    BOND SUB-ACCOUNT
                                                                                      December 31,
                                                                          -------------------------------------
                                                                              1996         1995        1994
                                                                          ------------ ----------- ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ..............................   $ 12.61      $ 10.40     $ 11.33
 Income from operations:
  Net investment income (loss) ..........................................      0.56         0.64        0.52
  Net realized and unrealized gain (loss) on investment .................     (0.71)        1.57       (1.45)
                                                                            -------      -------     -------
   Net income (loss) from operations ....................................     (0.15)        2.21       (0.93)
                                                                            -------      -------     -------
Accumulation unit value, end of year ....................................   $ 12.46      $ 12.61     $ 10.40
                                                                            =======      =======     =======
Total return (a) ........................................................     (1.25)%      21.28%      (8.23)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $38,055      $32,772     $17,614
 Ratios of net investment income (loss) to average net assets (b) .......      4.60%        5.45%       4.91%

                                                                              GROWTH SUB-ACCOUNT
                                                                                 December 31,
                                                                           -------------------------
                                                                               1998         1997
                                                                           ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $ 18.57      $  16.02
 Income from operations:
  Net investment income (loss) ...........................................     (0.08)         1.87
  Net realized and unrealized gain (loss) on investment ..................     11.63          0.68
                                                                             -------      --------
   Net income (loss) from operations .....................................     11.55          2.55
                                                                             -------      --------
Accumulation unit value, end of year .....................................   $ 30.12      $  18.57
                                                                             =======      ========
Total return (a) .........................................................     62.19%        15.91%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $826,236     $432,125
 Ratios of net investment income (loss) to average net assets (b) ........     (0.33)%       10.53%

                                                                                     GROWTH SUB-ACCOUNT
                                                                                        December 31,
                                                                           --------------------------------------
                                                                               1996         1995         1994
                                                                           ------------ ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $  13.77     $   9.49     $ 10.50
 Income from operations:
  Net investment income (loss) ...........................................       0.95         1.30       (0.03)
  Net realized and unrealized gain (loss) on investment ..................       1.30         2.98       (0.98)
                                                                             --------     --------     -------
   Net income (loss) from operations .....................................       2.25         4.28       (1.01)
                                                                             --------     --------     -------
Accumulation unit value, end of year .....................................   $  16.02     $  13.77     $  9.49
                                                                             ========     ========     =======
Total return (a) .........................................................      16.32%       45.08%      (9.58)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $317,705     $198,139     $112,383
 Ratios of net investment income (loss) to average net assets (b) ........       6.21%       11.07%      (0.26)%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                             GLOBAL SUB-ACCOUNT
                                                                                December 31,
                                                                          -------------------------
                                                                              1998         1997
                                                                          ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ..............................   $  23.92     $  20.43
 Income from operations:
  Net investment income (loss) ..........................................       0.88         2.85
  Net realized and unrealized gain (loss) on investment .................       5.87         0.64
                                                                            --------     --------
   Net income (loss) from operations ....................................       6.75         3.49
                                                                            --------     --------
Accumulation unit value, end of year ....................................   $  30.67     $  23.92
                                                                            ========     ========
Total return (a) ........................................................      28.21%       17.10%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $524,585     $371,512
 Ratios of net investment income (loss) to average net assets (b). ......       3.16%       12.33%

                                                                                    GLOBAL SUB-ACCOUNT
                                                                                       December 31,
                                                                          --------------------------------------
                                                                              1996         1995         1994
                                                                          ------------ ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ..............................   $  16.22     $  13.36     $ 13.52
 Income from operations:
  Net investment income (loss) ..........................................       1.79         0.43        0.53
  Net realized and unrealized gain (loss) on investment .................       2.42         2.43       (0.69)
                                                                            --------     --------     -------
   Net income (loss) from operations ....................................       4.21         2.86       (0.16)
                                                                            --------     --------     -------
Accumulation unit value, end of year ....................................   $  20.43     $  16.22     $ 13.36
                                                                            ========     ========     =======
Total return (a) ........................................................      25.96%       21.35%      (1.14)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $227,955     $111,958     $95,829
 Ratios of net investment income (loss) to average net assets (b). ......       9.45%        2.96%       3.95%

                                                                            STRATEGIC TOTAL RETURN
                                                                                  SUB-ACCOUNT
                                                                                 December 31,
                                                                           -------------------------
                                                                               1998         1997
                                                                           ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $  18.47     $  15.37
 Income from operations:
  Net investment income (loss) ...........................................       0.59         1.42
  Net realized and unrealized gain (loss) on investment ..................       0.91         1.68
                                                                             --------     --------
   Net income (loss) from operations .....................................       1.50         3.10
                                                                             --------     --------
Accumulation unit value, end of year .....................................   $  19.97     $  18.47
                                                                             ========     ========
Total return (a) .........................................................       8.11%       20.16%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $328,728     $279,355
 Ratios of net investment income (loss) to average net assets (b) ........       3.11%        8.31%

                                                                             STRATEGIC TOTAL RETURN SUB-ACCOUNT
                                                                                        December 31,
                                                                           --------------------------------------
                                                                               1996         1995         1994
                                                                           ------------ ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $  13.56     $  11.03     $ 11.24
 Income from operations:
  Net investment income (loss) ...........................................       0.94         0.59        0.16
  Net realized and unrealized gain (loss) on investment ..................       0.87         1.94       (0.37)
                                                                             --------     --------     -------
   Net income (loss) from operations .....................................       1.81         2.53       (0.21)
                                                                             --------     --------     -------
Accumulation unit value, end of year .....................................   $  15.37     $  13.56     $ 11.03
                                                                             ========     ========     =======
Total return (a) .........................................................      13.40%       22.93%      (1.92)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $196,305     $101,651     $71,733
 Ratios of net investment income (loss) to average net assets (b) ........       6.55%        4.76%       1.49%

                                                                                EMERGING GROWTH
                                                                                  SUB-ACCOUNT
                                                                                 December 31,
                                                                           -------------------------
                                                                               1998         1997
                                                                           ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $  22.94     $  19.15
 Income from operations:
  Net investment income (loss) ...........................................       0.72         2.00
  Net realized and unrealized gain (loss) on investment ..................       7.40         1.79
                                                                             --------     --------
   Net income (loss) from operations .....................................       8.12         3.79
                                                                             --------     --------
Accumulation unit value, end of year .....................................   $  31.06     $  22.94
                                                                             ========     ========
Total return (a) .........................................................      35.42%       19.77%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $381,421     $258,730
 Ratios of net investment income (loss) to average net assets (b). .......       2.80%        9.45%

                                                                                EMERGING GROWTH SUB-ACCOUNT
                                                                                        December 31,
                                                                           --------------------------------------
                                                                               1996         1995         1994
                                                                           ------------ ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $  16.34     $  11.29     $ 12.35
 Income from operations:
  Net investment income (loss) ...........................................       0.73         0.54       (0.15)
  Net realized and unrealized gain (loss) on investment ..................       2.08         4.51       (0.91)
                                                                             --------     --------     -------
   Net income (loss) from operations .....................................       2.81         5.05       (1.06)
                                                                             --------     --------     -------
Accumulation unit value, end of year .....................................   $  19.15     $  16.34     $ 11.29
                                                                             ========     ========     =======
Total return (a) .........................................................      17.23%       44.75%      (8.65)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $179,589     $105,115     $62,615
 Ratios of net investment income (loss) to average net assets (b). .......       3.96%        3.85%      (1.33)%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                              AGGRESSIVE GROWTH
                                                                                 SUB-ACCOUNT
                                                                                December 31,
                                                                          -------------------------
                                                                              1998         1997
                                                                          ------------ ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ..............................   $  17.77     $  14.50
 Income from operations:
  Net investment income (loss) ..........................................       1.17         1.60
  Net realized and unrealized gain (loss) on investment .................       7.11         1.67
                                                                            --------     --------
   Net income (loss) from operations ....................................       8.28         3.27
                                                                            --------     --------
Accumulation unit value, end of year ....................................   $  26.05     $  17.77
                                                                            ========     ========
Total return (a) ........................................................      46.62%       22.52%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $281,507     $162,401
 Ratios of net investment income (loss) to average net assets (b) .......       5.57%        9.55%

                                                                              AGGRESSIVE GROWTH SUB-ACCOUNT
                                                                                      December 31,
                                                                          -------------------------------------
                                                                              1996         1995      1994 (c)
                                                                          ------------ ----------- ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ..............................   $  13.31     $  9.78     $ 10.00
 Income from operations:
  Net investment income (loss) ..........................................       0.31        0.40       (0.10)
  Net realized and unrealized gain (loss) on investment .................       0.88        3.13       (0.12)
                                                                            --------     -------     -------
   Net income (loss) from operations ....................................       1.19        3.53       (0.22)
                                                                            --------     -------     -------
Accumulation unit value, end of year ....................................   $  14.50     $ 13.31     $  9.78
                                                                            ========     =======     =======
Total return (a) ........................................................       8.91%      36.10%      (2.18)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...............................   $100,832     $60,420     $11,403
 Ratios of net investment income (loss) to average net assets (b) .......       2.22%       3.04%      (1.19)%

                                                                            BALANCED SUB-ACCOUNT
                                                                                December 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $ 13.91     $ 12.05
 Income from operations:
  Net investment income (loss) ...........................................      0.17        1.40
  Net realized and unrealized gain (loss) on investment ..................      0.59        0.46
                                                                             -------     -------
   Net income (loss) from operations .....................................      0.76        1.86
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 14.67     $ 13.91
                                                                             =======     =======
Total return (a) .........................................................      5.45%      15.47%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $59,018     $43,902
 Ratios of net investment income (loss) to average net assets (b) ........      1.19%      10.72%

                                                                                   BALANCED SUB-ACCOUNT
                                                                                       December 31,
                                                                           ------------------------------------
                                                                               1996        1995      1994 (c)
                                                                           ----------- ----------- ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $ 11.03     $  9.34     $  10.00
 Income from operations:
  Net investment income (loss) ...........................................      0.30        0.32         0.27
  Net realized and unrealized gain (loss) on investment ..................      0.72        1.37        (0.93)
                                                                             -------     -------     --------
   Net income (loss) from operations .....................................      1.02        1.69        (0.66)
                                                                             -------     -------     --------
Accumulation unit value, end of year .....................................   $ 12.05     $ 11.03     $   9.34
                                                                             =======     =======     ========
Total return (a) .........................................................      9.18%      18.13%       (6.61)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $28,734     $16,069     $  7,936
 Ratios of net investment income (loss) to average net assets (b) ........      2.69%       3.16%        3.48%

                                                                               GROWTH & INCOME
                                                                                 SUB-ACCOUNT
                                                                                December 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $ 15.80     $ 12.85
 Income from operations:
  Net investment income (loss) ...........................................      0.66        2.52
  Net realized and unrealized gain (loss) on investment ..................     (0.40)       0.43
                                                                             -------     -------
   Net income (loss) from operations .....................................      0.26        2.95
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 16.06     $ 15.80
                                                                             =======     =======
Total return (a) .........................................................      1.62%      22.92%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $52,148     $36,591
 Ratios of net investment income (loss) to average net assets (b) ........      4.20%      18.15%

                                                                               GROWTH & INCOME SUB-ACCOUNT
                                                                                       December 31,
                                                                           ------------------------------------
                                                                               1996        1995      1994 (c)
                                                                           ----------- ----------- ------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $ 11.68     $  9.45     $  10.00
 Income from operations:
  Net investment income (loss) ...........................................      0.68        0.47         0.33
  Net realized and unrealized gain (loss) on investment ..................      0.49        1.76        (0.88)
                                                                             -------     -------     --------
   Net income (loss) from operations .....................................      1.17        2.23        (0.55)
                                                                             -------     -------     --------
Accumulation unit value, end of year .....................................   $ 12.85     $ 11.68     $   9.45
                                                                             =======     =======     ========
Total return (a) .........................................................     10.08%      23.52%       (5.47)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $19,972     $10,086     $  3,786
 Ratios of net investment income (loss) to average net assets (b) ........      5.68%       4.50%        4.18%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                                 TACTICAL ASSET ALLOCATION SUB-ACCOUNT
                                                                                              December 31,
                                                                           --------------------------------------------------
                                                                               1998         1997         1996       1995 (d)
                                                                           ------------ ------------ ------------ -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................   $  15.36     $  13.36     $  11.84     $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................       1.43         1.06         0.47        0.82
  Net realized and unrealized gain (loss) on investment ..................      (0.38)        0.94         1.05        1.02
                                                                             --------     --------     --------     -------
   Net income (loss) from operations .....................................       1.05         2.00         1.52        1.84
                                                                             --------     --------     --------     -------
Accumulation unit value, end of year .....................................   $  16.41     $  15.36     $  13.36     $ 11.84
                                                                             ========     ========     ========     =======
Total return (a) .........................................................       6.82%       14.97%       12.83%      18.43%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $237,896     $194,084     $125,577     $72,300
 Ratios of net investment income (loss) to average net assets (b) ........       8.92%        7.30%        3.72%       7.29%

                                                                                   C.A.S.E. GROWTH SUB-ACCOUNT
                                                                                          December 31,
                                                                             ---------------------------------------
                                                                                 1998          1997        1996 (f)
                                                                             -----------   -----------   -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................     $ 12.22       $ 10.77       $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        1.06          1.34          0.36
  Net realized and unrealized gain (loss) on investment ..................       (0.93)         0.11          0.41
                                                                               -------       -------       -------
   Net income (loss) from operations .....................................        0.13          1.45          0.77
                                                                               -------       -------       -------
Accumulation unit value, end of year .....................................     $ 12.35       $ 12.22       $ 10.77
                                                                               =======       =======       =======
Total return (a) .........................................................        1.05%        13.43%         7.73%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $37,580       $31,995       $12,542
 Ratios of net investment income (loss) to average net assets (b) ........        8.79%        11.31%         5.46%

                                                                                    GLOBAL SECTOR SUB-ACCOUNT
                                                                                          December 31,
                                                                             ---------------------------------------
                                                                                 1998          1997        1996 (f)
                                                                             -----------   -----------   -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................     $ 10.72       $ 10.51       $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        0.17          0.69          0.04
  Net realized and unrealized gain (loss) on investment ..................        0.72         (0.48)         0.47
                                                                               -------       -------       -------
   Net income (loss) from operations .....................................        0.89          0.21          0.51
                                                                               -------       -------       -------
Accumulation unit value, end of year .....................................     $ 11.61       $ 10.72       $ 10.51
                                                                               =======       =======       =======
Total return (a) .........................................................        8.31%         1.99%         5.09%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $10,131       $10,344       $ 3,509
 Ratios of net investment income (loss) to average net assets (b) ........        1.48%         6.30%         0.59%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                                     VALUE EQUITY SUB-ACCOUNT
                                                                                           December 31,
                                                                             ----------------------------------------
                                                                                 1998           1997        1996 (f)
                                                                             ------------   -----------   -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................     $ 13.83        $ 11.21       $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        0.91           0.08          0.02
  Net realized and unrealized gain (loss) on investment ..................       (1.76)          2.54          1.19
                                                                               -------        -------       -------
   Net income (loss) from operations .....................................       (0.85)          2.62          1.21
                                                                               -------        -------       -------
Accumulation unit value, end of year .....................................     $ 12.98        $ 13.83       $ 11.21
                                                                               =======        =======       =======
Total return (a) .........................................................       (6.10)%        23.30%        12.13%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $92,217        $97,272       $23,759
 Ratios of net investment income (loss) to average net assets (b) ........        6.63%          0.63%         0.33%

                                                                                INTERNATIONAL EQUITY
                                                                                    SUB-ACCOUNT
                                                                                    December 31,
                                                                             --------------------------
                                                                                 1998         1997 (g)
                                                                             ------------   -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................     $ 10.60        $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................       (0.15)         (0.06)
  Net realized and unrealized gain (loss) on investment ..................        1.35           0.66
                                                                               -------        -------
   Net income (loss) from operations .....................................        1.20           0.60
                                                                               -------        -------
Accumulation unit value, end of year .....................................     $ 11.80        $ 10.60
                                                                               =======        =======
Total return (a) .........................................................       11.28%          6.01%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $19,376        $11,141
 Ratios of net investment income (loss) to average net assets (b) ........       (1.31)%        (0.58)%

                                                                                    U.S. EQUITY
                                                                                    SUB-ACCOUNT
                                                                                   December 31,
                                                                             -------------------------
                                                                                 1998        1997 (g)
                                                                             -----------   -----------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................     $ 12.53       $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        0.62          0.95
  Net realized and unrealized gain (loss) on investment ..................        2.03          1.58
                                                                               -------       -------
   Net income (loss) from operations .....................................        2.65          2.53
                                                                               -------       -------
Accumulation unit value, end of year .....................................     $ 15.18       $ 12.53
                                                                               =======       =======
Total return (a) .........................................................       21.16%        25.26%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $73,456       $26,822
 Ratios of net investment income (loss) to average net assets (b) ........        4.55%         7.99%

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                              THIRD AVENUE
                                                                                 VALUE
                                                                              SUB-ACCOUNT
                                                                              December 31,
                                                                                1998 (h)
                                                                             -------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................      $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        (0.09)
  Net realized and unrealized gain (loss) on investment ..................        (0.72)
                                                                                -------
   Net income (loss) from operations .....................................        (0.81)
                                                                                -------
Accumulation unit value, end of year .....................................      $  9.19
                                                                                =======
Total return (a) .........................................................        (8.13)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................      $ 9,419
 Ratios of net investment income (loss) to average net assets (b) ........        (1.03)%

                                                                              REAL ESTATE
                                                                               SECURITIES
                                                                              SUB-ACCOUNT
                                                                              December 31,
                                                                                1998 (i)
                                                                             -------------
CLASS B UNITS:
Accumulation unit value, beginning of year ...............................     $  10.00
 Income from operations:
  Net investment income (loss) ...........................................        (0.08)
  Net realized and unrealized gain (loss) on investment ..................        (1.49)
                                                                               --------
   Net income (loss) from operations .....................................        (1.57)
                                                                               --------
Accumulation unit value, end of year .....................................     $   8.43
                                                                               ========
Total return (a) .........................................................       (15.73)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $  1,324
 Ratios of net investment income (loss) to average net assets (b) ........        (1.41)%

NOTES TO FINANCIAL HIGHLIGHTS:

 * Per unit information has been computed using average units outstanding throughout each year.
(a)     Not annualized for periods less than one year.
(b)     Annualized for periods less than one year.
(c)     The inception date of this Sub-Account was March 1, 1994.
(d)     The inception date of this Sub-Account was January 3, 1995.
(e)     This Sub-Account option became effective May 1, 1996.
(f)     The inception date of this Sub-Account was May 1, 1996.
(g)     The inception date of this Sub-Account was January 2, 1997.
(h)     The inception date of this Sub-Account was January 2, 1998.
(i)     The inception date of this Sub-Account was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                          WRL SERIES ANNUITY ACCOUNT

                       NOTES TO THE FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The WRL Series Annuity Account (the "Annuity Account"), was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Annuity Account encompasses various contract types: the WRL Freedom Variable Annuity and the WRL Freedom Attainer ("Class A"); the WRL Freedom Bellwether, the WRL Freedom Conqueror, and the WRL Freedom Wealth Creator ("Class B"). Each contract type contains seventeen investment options referred to as sub-accounts. Each sub-account invests in the corresponding portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.

     The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies, some of which are affiliates of WRL. Each sub-adviser is compensated directly by WRL Management.

     On January 2, 1998 and May 1, 1998, WRL made initial contributions totaling $900,000 to the Annuity Account. The respective amounts of the contributions and units received are as follows:

Sub-Account                                        Contribution     Units
-----------------------------------------------   --------------   -------
   Third Avenue Value -- Class A ..............      $150,000      15,000
   Third Avenue Value -- Class B ..............      $150,000      15,000
   Real Estate Securities -- Class A ..........      $300,000      30,000
   Real Estate Securities -- Class B ..........      $300,000      30,000

     The Annuity Account sub-accounts hold assets to support the benefits under certain flexible payment variable accumulation deferred annuity contracts (the "Contracts") issued by WRL. The Annuity Account equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

     The following significant accounting policies, which are in conformity with generally accepted accounting principles, have been consistently applied in the preparation of the Trust's financial statements. The preparation of financial statements required management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                          WRL SERIES ANNUITY ACCOUNT

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

     Investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund. Investment transactions are accounted for on the trade date at the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

     The operations of the Annuity Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the current Internal Revenue Code, the investment income of the Annuity Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2. CHARGES AND DEDUCTIONS

     Charges are assessed by WRL in connection with the issuance and administration of the Contracts.

A. CONTRACT CHARGES

     No deduction for sales expenses is made from the purchase payments. A contingent deferred sales charge may, however, be assessed against contract values when withdrawn or surrendered.

     On each anniversary through maturity date, WRL will deduct an annual contract charge as partial compensation for providing administrative services under the Contracts.

B. SUB-ACCOUNT CHARGES

     A daily charge is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. The charge is 1.25% and 1.40% of average daily net assets for Class A and Class B respectively.

NOTE 3. DIVIDENDS AND DISTRIBUTIONS

     Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the unit price used to calculate the equity value within the Annuity Account. Consequently, a dividend distribution by the underlying Fund does not change either the unit price or equity values within the Annuity Account.

                          WRL SERIES ANNUITY ACCOUNT

NOTE 4. SECURITIES TRANSACTIONS

     Securities transactions for the year ended December 31, 1998 are as follows (in thousands):

                                              Purchase of     Proceeds of
Sub-Account                                    Securities     Securities
------------------------------------------   -------------   ------------
   Money Market ..........................      $367,408       $325,384
   Bond ..................................        73,953         44,732
   Growth ................................       211,889        191,220
   Global ................................       147,870        113,198
   Strategic Total Return ................        67,667         42,974
   Emerging Growth .......................        99,470         75,879
   Aggressive Growth .....................       106,771         55,391
   Balanced ..............................        24,859         10,654
   Growth & Income .......................        36,832         16,008
   Tactical Asset Allocation .............        85,336         26,271
   C.A.S.E. Growth .......................        24,942         17,980
   Global Sector .........................         3,410          5,344
   Value Equity ..........................        61,347         54,729
   International Equity ..................        20,250         13,547
   U.S. Equity ...........................        73,939         27,750
   Third Avenue Value Equity (a) .........        21,084          4,758
   Real Estate Securities (b) ............         3,063          1,192

(a) The inception date of this Sub-Account was January 2, 1998.
(b) The inception date of this Sub-Account was May 1, 1998.

NOTE 5. OTHER MATTERS

     At December 31, 1998 net unrealized appreciation (depreciation) on investments was as follows (in thousands):

Sub-Account
--------------------------------------
   Money Market ......................  $       0
   Bond ..............................      1,463
   Growth ............................    706,637
   Global ............................    172,009
   Strategic Total Return ............     80,249
   Emerging Growth ...................    171,421
   Aggressive Growth .................    106,388
   Balanced ..........................      5,588
   Growth & Income ...................       (603)
   Tactical Asset Allocation .........      9,010
   C.A.S.E. Growth ...................     (4,379)
   Global Sector .....................         84
   Value Equity ......................    (12,843)
   International Equity ..............        675
   U.S. Equity .......................      7,688
   Third Avenue Value Equity .........       (624)
   Real Estate Securities ............        (68)

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                               ERNST & YOUNG LLP


Des Moines, Iowa
February 19, 1999

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                         DECEMBER 31,
                                                                  ---------------------------
                                                                      1998           1997
                                                                  ------------   ------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ..............................   $   73,808     $   13,896
 Bonds ........................................................      184,697        255,919
 Common stocks:
  Affiliated entities (cost: 1998 - $243; 1997 - $150).........          704            319
  Other (cost: 1998 and 1997 - $302)...........................          384            428
 Mortgage loans on real estate ................................        9,916          4,824
  Home office properties ......................................       34,583         19,964
  Investment properties .......................................       11,594             --
  Policy loans ................................................      112,982         76,741
  Other invested assets .......................................          396             --
                                                                  ----------     ----------
Total cash and invested assets ................................      429,064        372,091
Premiums deferred and uncollected .............................          900          1,928
Accrued investment income .....................................        2,867          4,088
Transfers from separate accounts ..............................      350,633        279,958
Cash surrender value of life insurance policies ...............       45,445             --
Other assets ..................................................        9,239          5,221
Separate account assets .......................................    6,999,290      4,814,594
                                                                  ----------     ----------
Total admitted assets .........................................   $7,837,438     $5,477,880
                                                                  ==========     ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                                              DECEMBER 31,
                                                      -----------------------------
                                                           1998            1997
                                                      -------------   -------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ............................................    $  231,596      $  186,523
  Annuity .........................................       265,418         296,290
 Policy and contract claim reserves ...............         9,233          10,929
 Other policyholders' funds .......................        38,080           3,877
 Remittances and items not allocated ..............        20,569           9,184
 Federal income taxes payable .....................         5,716           2,283
 Asset valuation reserve ..........................         2,848           2,436
 Interest maintenance reserve .....................         9,684           9,134
 Short-term note payable to affiliate .............        44,200           8,200
 Payable to affiliate .............................        37,907           1,925
 Other liabilities ................................        31,151          19,257
 Separate account liabilities .....................     6,997,456       4,812,979
                                                       ----------      ----------
Total liabilities .................................     7,693,858       5,363,017
Commitments and contingencies
Capital and surplus:
 Common stock, $1.00 par value, 1,500 shares
   authorized, issued and outstanding .............         1,500           1,500
 Paid-in surplus ..................................       120,107          88,015
 Unassigned surplus ...............................        21,973          25,348
                                                       ----------      ----------
Total capital and surplus .........................       143,580         114,863
                                                       ----------      ----------
Total liabilities and capital and surplus .........    $7,837,438      $5,477,880
                                                       ==========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                                                 DECEMBER 31,
                                                                                   -----------------------------------------
                                                                                        1998          1997          1996
                                                                                   ------------- ------------- -------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ...........................................................................  $  476,053    $  394,370    $  293,590
  Annuity ........................................................................     794,841       822,149       740,125
 Net investment income ...........................................................      36,315        40,013        36,067
 Amortization of interest maintenance reserve ....................................         744         1,576         1,335
 Commissions and expense allowances on reinsurance ceded .........................      15,333            11            11
 Other income ....................................................................      67,751         3,016        13,398
                                                                                    ----------    ----------    ----------
                                                                                     1,391,037     1,261,135     1,084,526
Benefits and expenses:
 Benefits paid or provided for:
  Life ...........................................................................      42,982        28,060        21,256
  Surrender benefits .............................................................     551,528       431,939       286,406
  Other benefits .................................................................      31,280        28,112        23,270
  Increase (decrease) in aggregate reserves for policies
    and contracts:
   Life ..........................................................................      42,940        29,485        80,139
   Annuity .......................................................................     (30,872)      (35,940)       12,877
   Other .........................................................................      32,178           794           422
                                                                                    ----------    ----------    ----------
                                                                                       670,036       482,450       424,370
 Insurance expenses:
  Commissions ....................................................................     205,939       179,106       140,261
  General insurance expenses .....................................................     102,611        70,546        47,406
  Taxes, licenses and fees .......................................................      15,545        13,101        10,848
  Net transfer to separate accounts ..............................................     402,618       519,214       452,471
  Other expenses .................................................................          59            21            60
                                                                                    ----------    ----------    ----------
                                                                                       726,772       781,988       651,046
                                                                                    ----------    ----------    ----------
                                                                                     1,396,808     1,264,438     1,075,416
                                                                                    ----------    ----------    ----------
Gain (loss) from operations before federal income taxes (benefit) and realized
 capital gains (losses) on investments ...........................................      (5,771)       (3,303)        9,110
Federal income tax expense (benefit) .............................................        (347)          469         9,297
                                                                                    ----------    ----------    ----------
Loss from operations before realized capital gains
 (losses) on investments .........................................................      (5,424)       (3,772)         (187)
Net realized capital gains (losses) on investments (net of
 related federal income taxes and amounts transferred to interest
 maintenance reserve) ............................................................       1,494           747          (811)
                                                                                    ----------    ----------    ----------
Net loss .........................................................................  $   (3,930)   $   (3,025)   $     (998)
                                                                                    ==========    ==========    ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                                                TOTAL
                                                                                               CAPITAL
                                                           COMMON    PAID-IN    UNASSIGNED       AND
                                                            STOCK    SURPLUS      SURPLUS      SURPLUS
                                                          -------- ----------- ------------ ------------
Balance at January 1, 1996 ..............................  $1,500   $ 68,015     $ 28,424     $ 97,939
 Net loss for 1996 ......................................      --         --         (998)        (998)
 Net unrealized capital gains ...........................      --         --        1,294        1,294
 Change in non-admitted assets ..........................      --         --          199          199
 Change in asset valuation reserve ......................      --         --         (120)        (120)
 Change in surplus in separate accounts .................      --         --          237          237
 Change in reserve valuation ............................      --         --       (2,995)      (2,995)
                                                           ------   --------     --------     --------
Balance at December 31, 1996 ............................   1,500     68,015       26,041       95,556
 Net loss for 1997 ......................................      --         --       (3,025)      (3,025)
 Change in non-admitted assets ..........................      --         --         (702)        (702)
 Change in asset valuation reserve ......................      --         --        3,274        3,274
 Change in surplus in separate accounts .................      --         --       (2,115)      (2,115)
 Change in reserve valuation ............................      --         --       (1,872)      (1,872)
 Capital contribution ...................................      --     20,000           --       20,000
 Tax effect of capital loss carry-forward utilized by
   affiliates ...........................................      --         --        3,747        3,747
                                                           ------   --------     --------     --------
Balance at December 31, 1997 ............................   1,500     88,015       25,348      114,863
 Net loss for 1998 ......................................      --         --       (3,930)      (3,930)
 Net unrealized capital gains ...........................      --         --          248          248
 Change in non-admitted assets ..........................      --         --       (1,815)      (1,815)
 Change in asset valuation reserve ......................      --         --         (412)        (412)
 Change in surplus in separate accounts .................      --         --         (341)        (341)
 Change in reserve valuation ............................      --         --       (2,132)      (2,132)
 Capital contribution ...................................      --     32,092           --       32,092
 Settlement of prior period tax returns .................      --         --          353          353
 Tax benefits on stock options exercised ................      --         --        4,654        4,654
                                                           ------   --------     --------     --------
Balance at December 31, 1998 ............................  $1,500   $120,107     $ 21,973     $143,580
                                                           ======   ========     ========     ========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                           DECEMBER 31,
                                                             -----------------------------------------
                                                                  1998          1997          1996
                                                             ------------- ------------- -------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ......  $1,356,732    $1,223,898    $1,046,548
Net investment income ......................................      38,294        43,802        38,666
Life and accident and health claims ........................     (44,426)      (26,005)      (20,655)
Surrender benefits and other fund withdrawals ..............    (551,528)     (431,939)     (286,406)
Other benefits to policyholders ............................     (31,231)      (28,147)      (22,129)
Commissions, other expenses and other taxes ................    (326,080)     (262,901)     (196,373)
Net transfers to separate accounts .........................    (461,982)     (596,347)     (658,326)
Federal income taxes received (paid) .......................      11,956         5,006        (9,449)
Interest paid ..............................................          --          (731)           --
Other, net .................................................      (7,109)      (14,901)       28,325
                                                              ----------    ----------    ----------
Net cash used in operating activities ......................     (15,374)      (88,265)      (79,799)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ................................     143,449       146,963       122,820
 Mortgage loans on real estate .............................         221         2,116           132
 Real estate ...............................................          --            --         4,304
 Other .....................................................          --            --           175
                                                              ----------    ----------    ----------
                                                                 143,670       149,079       127,431
Cost of investments acquired ...............................
 Bonds and preferred stocks ................................     (68,202)      (40,418)      (26,826)
 Common stocks .............................................         (93)         (150)           (4)
 Mortgage loans on real estate .............................      (5,313)         (891)           --
 Real estate ...............................................     (26,213)      (12,002)       (7,837)
 Policy loans ..............................................     (36,241)      (24,137)      (15,479)
 Other .....................................................        (414)           --            (5)
                                                              ----------    ----------    -----------
                                                                (136,476)      (77,598)      (50,151)
                                                              ----------    ----------    ----------
Net cash provided by investing activities ..................       7,194        71,481        77,280
FINANCING ACTIVITIES
Issuance of short-term note payable to affiliate ...........      36,000         8,200            --
Capital contribution .......................................      32,092        20,000            --
                                                              ----------    ----------    ----------
Net cash provided by financing activities ..................      68,092        28,200            --
                                                              ----------    ----------    ----------
Increase (decrease) in cash and short-term investments .....      59,912        11,416        (2,519)
Cash and short-term investments at beginning of year .......      13,896         2,480         4,999
                                                              ----------    ----------    ----------
Cash and short-term investments at end of year .............  $   73,808    $   13,896    $    2,480
                                                              ==========    ==========    ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; and (l) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

     In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

     Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS

     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve
(IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 1998, 1997 and 1996, net realized capital gains of $1,294, $3,259 and $2,394, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $744, $1,576 and $1,335 for the years ended December 31, 1998, 1997 and 1996, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1998, 1997 and 1996, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,240,858, $1,164,013 and $997,513 in 1998, 1997 and
1996, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

RECLASSIFICATIONS

     Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                     DECEMBER 31,
                                                  ---------------------------------------------------
                                                            1998                      1997
                                                  ------------------------- -------------------------
                                                    CARRYING                  CARRYING
                                                      VALUE     FAIR VALUE      VALUE     FAIR VALUE
                                                  ------------ ------------ ------------ ------------
   ADMITTED ASSETS
   Cash and short-term investments ..............  $   73,808   $   73,808   $   13,896   $   13,896
   Bonds ........................................     184,697      192,556      255,919      267,763
   Common stocks, other than affiliates .........         384          384          428          428
   Mortgage loans on real estate ................       9,916       10,390        4,824        5,143
   Policy loans .................................     112,982      112,982       76,741       76,741
   Separate account assets ......................   6,999,290    6,999,290    4,814,594    4,814,594
   LIABILITIES
   Investment contract liabilities ..............     297,349      294,105      280,121      276,113
   Separate account annuities ...................   5,096,680    5,038,296    3,615,255    3,565,557

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS

     The carrying value and estimated fair value of investments in debt securities are as follows:

                                                                   GROSS        GROSS     ESTIMATED
                                                     CARRYING   UNREALIZED   UNREALIZED     FAIR
                                                       VALUE       GAINS       LOSSES       VALUE
                                                    ---------- ------------ ------------ ----------
   DECEMBER 31, 1998
   Bonds:
    United States Government and agencies .........  $  4,749     $    83      $   --     $  4,832
    State, municipal and other government .........     3,234         117          --        3,351
    Public utilities ..............................    18,792         818         251       19,359
    Industrial and miscellaneous ..................    96,332       6,685         577      102,440
    Mortgage-backed securities ....................    61,590       1,235         251       62,574
                                                     --------     -------      ------     --------
   Total bonds ....................................  $184,697     $ 8,938       1,079     $192,556
                                                     ========     =======      ======     ========
   DECEMBER 31, 1997
   Bonds:
    United States Government and agencies .........  $  3,675     $     9      $   30     $  3,654
    State, municipal and other government .........     3,855         360          --        4,215
    Public utilities ..............................    15,794         904         403       16,295
    Industrial and miscellaneous ..................   121,513       7,700         710      128,503
    Mortgage-backed securities ....................   111,082       4,198         184      115,096
                                                     --------     -------      ------     --------
   Total bonds ....................................  $255,919     $13,171      $1,327     $267,763
                                                     ========     =======      ======     ========

     The carrying value and fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                        ESTIMATED
                                                           CARRYING       FAIR
                                                             VALUE        VALUE
                                                          ----------   ----------
   Due in one year or less ............................    $  2,706     $  2,743
   Due one through five years .........................      61,340       64,696
   Due five through ten years .........................      43,233       45,352
   Due after ten years ................................      15,828       17,191
                                                           --------     --------
                                                            123,107      129,982
   Mortgage and other asset backed securities .........      61,590       62,574
                                                           --------     --------
                                                           $184,697     $192,556
                                                           ========     ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS--(CONTINUED)

     A detail of net investment income is presented below:

                                                        YEAR ENDED DECEMBER 31,
                                                    --------------------------------
                                                       1998       1997       1996
                                                    ---------- ---------- ----------
   Interest on bonds ..............................  $ 17,150   $ 25,723   $ 33,969
   Dividends on equity investments from subsidiary     13,233     10,855         --
   Interest on mortgage loans .....................       499        478        559
   Rental income on real estate ...................     2,839      1,371        919
   Interest on policy loans .......................     6,241      4,656      3,339
   Other investment income ........................       540         26          9
                                                     --------   --------   --------
   Gross investment income ........................    40,502     43,109     38,795
   Investment expenses ............................    (4,187)    (3,096)    (2,728)
                                                     --------   --------   --------
   Net investment income ..........................  $ 36,315   $ 40,013   $ 36,067
                                                     ========   ========   ========

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                         YEAR ENDED DECEMBER 31,
                                   -----------------------------------
                                       1998        1997        1996
                                   ----------- ----------- -----------
   Proceeds ......................  $143,449    $146,963    $122,820
                                    ========    ========    ========
   Gross realized gains ..........  $  4,641    $  3,921    $  2,984
   Gross realized losses .........       899         626         791
                                    --------    --------    --------
   Net realized gains ............  $  3,742    $  3,295    $  2,193
                                    ========    ========    ========


     At December 31, 1998, bonds with an aggregate carrying value of $4,297 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.


     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS--(CONTINUED)

                                                               REALIZED
                                                  -----------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                                  -----------------------------------
                                                      1998        1997        1996
                                                  ----------- ----------- -----------
   Debt securities ..............................  $  3,742    $  3,295    $  2,193
   Real estate ..................................        --          --        (606)
   Other invested assets ........................       (18)         --          (4)
                                                   --------    --------    ---------
                                                      3,724       3,295       1,583
   Tax expense ..................................      (936)       (711)         --
   Transfer to interest maintenance reserve .....    (1,294)     (3,259)     (2,394)
                                                   --------    --------    --------
   Net realized gains (losses) ..................  $  1,494    $    747    $   (811)
                                                   ========    ========    ========

                                                             CHANGE IN UNREALIZED
                                                     -------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     -------------------------------------
                                                         1998        1997         1996
                                                     ------------ ---------- -------------
   Debt securities .................................   $ (3,985)    $ (896)    $ (14,442)
   Common stock ....................................        248         --           (66)
                                                       --------     ------     ---------
   Change in unrealized appreciation (depreciation)    $ (3,737)    $ (896)    $ (14,508)
                                                       ========     ======     =========

     Gross unrealized gains (losses) on common stocks were as follows:

                                         REALIZED
                                  -----------------------
                                  YEAR ENDED DECEMBER 31,
                                  -----------------------
                                    1998    1997    1996
                                  -------- ------ -------
   Unrealized gains .............  $ 579    $295   $295
   Unrealized losses ............    (36)     --     --
                                   -----    ----   ----
   Net unrealized gains .........  $ 543    $295   $295
                                   =====    ====   ====

     During 1998, the Company issued one mortgage loan with an interest rate of 6.71%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 75%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

     During 1998, 1997 and 1996, no mortgage loans were foreclosed and transferred to real estate. During 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $112 and $54, respectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS--(CONTINUED)

     At December 31, 1998, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

4. REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                       1998          1997          1996
                                  ------------- ------------- -------------
   Direct premiums ..............  $1,345,752    $1,219,271    $1,034,757
   Reinsurance assumed ..........         461         2,389         2,063
   Reinsurance ceded ............     (75,319)       (5,141)       (3,105)
                                   ----------    ----------    ----------
   Net premiums earned ..........  $1,270,894    $1,216,519    $1,033,715
                                   ----------    ----------    ----------

     The Company received reinsurance recoveries in the amount of $5,260, $2,288 and $2,156 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,003 and $2,721, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,849 and $1,369, respectively.

5. INCOME TAXES

     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before income taxes (benefit) and realized capital gains (losses) on investments for the following reasons:

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

5. INCOME TAXES--(CONTINUED)


                                                                    1998         1997        1996
                                                                ------------ ------------ ---------
   Computed tax (benefit) at federal statutory rate (35%) .....   $ (2,019)    $ (1,156)   $3,189
   Deferred acquisition costs -- tax basis ....................      9,672        9,164     7,172
   Tax reserve valuation ......................................      1,513         (194)     (696)
   Excess tax depreciation ....................................       (442)        (127)      (65)
   Amortization of IMR ........................................       (260)        (552)     (467)
   Dividend received deduction ................................     (6,657)      (5,326)       --
   Prior year over-accrual ....................................     (2,322)      (1,541)       (9)
   Other, net .................................................        168          201       173
                                                                  --------     --------    ------
   Federal income tax expense (benefit) .......................   $   (347)    $    469    $9,297
                                                                  --------     --------    ------

     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

     At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.

     In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                                           DECEMBER 31,
                                                                          ----------------------------------------------
                                                                                   1998                    1997
                                                                          ----------------------- ----------------------
                                                                                         PERCENT                PERCENT
                                                                             AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                                                          ------------ ---------- ------------ ---------
   Subject to discretionary withdrawal with market value adjustment .....  $   12,810              $   13,812       1%
   Subject to discretionary withdrawal at book value less surrender
    charge ..............................................................      76,289        1%        68,376       2
   Subject to discretionary withdrawal at market value ..................   5,096,680       94      3,615,255      91
   Subject to discretionary withdrawal at book value (minimal or no
    charges or adjustments) .............................................     210,270        4        201,457       5
   Not subject to discretionary withdrawal provision ....................      15,681        1         16,572       1
                                                                           ----------       --     ----------      --
                                                                            5,411,730      100%     3,915,472     100%
                                                                                           ===                    ===
   Less reinsurance ceded ...............................................       1,131                      --
                                                                           ----------              ----------
   Total policy reserves on annuities and deposit fund liabilities ......  $5,410,599              $3,915,472
                                                                           ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                               1998          1997          1996
                                                                          ------------- ------------- -------------
   Transfers as reported in the summary of operations of the separate accounts statement:
    Transfers to separate accounts ......................................  $1,240,858    $1,164,013    $  997,513
    Transfers from separate accounts ....................................     847,507       646,477       339,523
                                                                           ----------    ----------    ----------
   Net transfers to separate accounts ...................................     393,351       517,536       657,990
   Reconciling adjustments -- change in accruals for investment management, administration fees and contract guarantees, and
    separate account surplus ............................................       9,267         1,678      (205,519)
                                                                           ----------    ----------    ----------
   Transfers as reported in the summary of operations of the life,
    accident and health annual statement ................................  $  402,618    $  519,214    $  452,471
                                                                           ==========    ==========    ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

     Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                     GROSS      LOADING       NET
                                                   ---------   ---------   ---------
   DECEMBER 31, 1998
   Ordinary direct renewal business ............    $1,101        $201      $  900
                                                    ------        ----      ------
                                                    $1,101        $201      $  900
                                                    ======        ====      ======
   DECEMBER 31, 1997
   Ordinary direct first year business .........    $    2        $  1      $    1
   Ordinary direct renewal business ............     1,350         140       1,210
   Group life direct business ..................       717          --         717
                                                    ------        ----      ------
                                                    $2,069        $141      $1,928
                                                    ======        ====      ======

     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132, $1,872 and $2,995 was made for the years ended December 31, 1998, 1997 and 1996, respectively, related to the change in reserve methodology.

7. DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid; without prior regulatory approval, in excess of the lesser of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $14,657.

8. RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

8. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

$917, $659 and $581 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $632, $448 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $157, $99 and $98 for the years ended December 31, 1998, 1997 and 1996, respectively.

9. RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $12,763, $10,040 and $10,038, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1998, 1997 and 1996,

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

9. RELATED PARTY TRANSACTIONS--(CONTINUED)

the Company received $5,125, $4,395 and $3,271, respectively, for such services, which approximates their cost. The Company had a net payable with affiliates of $33,449 and $1,925 at December 31, 1998 and 1997, respectively.

     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 4.74% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,090, $364 and $138, respectively, to affiliates.

     The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

     At December 31, 1998 and 1997, the Company had short-term note payables to an affiliate of $44,200 and $8,200, respectively. Interest on these notes ranged from 5.13% to 5.54% at December 31, 1998 and was 5.60% at December 31. 1997.

     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 1998, the cash surrender value of these policies is $45,445.

10. COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,489 and $4,007 and an offsetting premium tax benefit of $828 and $1,070 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(74), $0 and $212 at December 31, 1998, 1997 and 1996, respectively.

11. YEAR 2000 (UNAUDITED)

     The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

11. YEAR 2000 (UNAUDITED)--(CONTINUED)

approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

     The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

     The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

     The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

     The Company does have some exposure to date sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

11. YEAR 2000 (UNAUDITED)--(CONTINUED)

devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond.

     For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

     The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME

     The following table reconciles capital and surplus and net income as reported in the Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                                                                             YEAR ENDED
                                                         DECEMBER 31,       DECEMBER 31,
                                                             1998               1998
                                                        --------------   ------------------
                                                         TOTAL CAPITAL
                                                          AND SURPLUS     NET INCOME/(LOSS)
                                                        --------------   ------------------
   Amounts reported in Annual Statement .............      $148,038           $    528
   Adjustment to federal income tax benefit .........        (4,458)            (4,458)
                                                           --------           --------
   Amounts reported herein ..........................      $143,580           $ (3,930)
                                                           ========           ========